March 31, 2001

SEMI-ANNUAL
REPORT

[BERGER FUNDS LOGO]

BERGER GROWTH FUND
BERGER LARGE CAP GROWTH FUND
BERGER MID CAP GROWTH FUND
BERGER SMALL COMPANY GROWTH FUND
BERGER NEW GENERATION FUND
BERGER SELECT FUND
BERGER INFORMATION TECHNOLOGY FUND
BERGER INTERNATIONAL FUND
BERGER SMALL CAP VALUE FUND
BERGER MID CAP VALUE FUND
BERGER BALANCED FUND



                              [In order to receive
                           documents electronically,
                            please turn the page for
                                   details.]

                         Interested in going paperless?
        If you would like to receive financial reports, prospectuses and proxy statements electronically rather than by mail,
                    visit bergerfunds.com and sign-up today.
     Please note that you may only sign-up for this program electronically.

Berger Funds are presenting a combined annual report which includes Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger New Generation Fund, Berger Select Fund, Berger Information Technology Fund, Berger International Fund, Berger Small Cap Value Fund, Berger Mid Cap Value Fund, and Berger Balanced Fund. This report reflects the financial position of each Fund at March 31, 2001 and the results of their operations and changes in their net assets and financial highlights for the periods indicated, in a single document.

                       Berger Funds                                            3

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

Table of Contents
--------------------------------------------------------------------------------

A Message To Our Shareholders ......................................................................      4

BERGER FUNDS

Berger Growth Fund .................................................................................      6

Berger Large Cap Growth Fund .......................................................................     10

Berger Mid Cap Growth Fund .........................................................................     14

Berger Small Company Growth Fund ...................................................................     18

Berger New Generation Fund .........................................................................     23

Berger Select Fund .................................................................................     28

Berger Information Technology Fund .................................................................     31

Berger International Fund ..........................................................................     35

Berger Small Cap Value Fund ........................................................................     37

Berger Mid Cap Value Fund ..........................................................................     42

Berger Balanced Fund ...............................................................................     46

FINANCIAL STATEMENTS AND NOTES

Statements of Assets and Liabilities ...............................................................     50

Statements of Operations ...........................................................................     52

Statements of Changes in Net Assets ................................................................     54

Berger International Fund Financial Statements .....................................................     58

Berger Funds Notes to Financial Statements .........................................................     60

Berger International Portfolio Financial Statements ................................................     67
     (to be read in conjunction with the Berger International Fund)

Berger International Portfolio Notes to Financial Statements .......................................     72

FINANCIAL HIGHLIGHTS ...............................................................................     75

This material must be preceded or accompanied by a prospectus for the Berger Funds, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC - Memeber NASD (5/01) www.bergerfunds.com

4

Berger Funds o March 31, 2001 Combined Semi-Annual Report

A Message To Our
Shareholders
--------------------------------------------------------------------------------

Dear Berger Investor:

As all our investors are now fully aware, the semi-annual period from October 1, 2000 to March 31, 2001 was a very difficult one, particularly for growth-oriented investors. The S&P 500, already down from its March 2000 high, dropped another 18.7% during those six months, while the tech-heavy Nasdaq Composite was down another 49.9%. (1) We endured a bear market in U.S. equities while the economy slowed very suddenly to near recession levels.

The period has provided ample evidence that growth and value investing styles complement one another--each serving as an important counterpoint for the other. Berger's growth funds certainly have felt the effects of the bear market while our value funds have posted good gains. Just 18-months ago the reverse was true, growth funds charged ahead while their value counterparts lagged. Changing market leadership is a familiar story to long-term investors and dramatic testimony to the importance of diversification.

As difficult as this period has been, it is a reminder that the economy and the stock market are cyclical. Above-trend economic growth early in 2000 proved unsustainable, particularly in the face of rising interest rates and higher energy costs in the second half of the year. Stock market valuations early in 2000 also proved unsustainable as economic growth slowed. Technology stocks, driven by high rates of sales and earnings growth, were especially highly valued a year ago, and thus had farther to fall as their business succumbed to the slowdown. The market's mood fell from boundless optimism a year ago to the depths of despair recently.

No one can predict the future, but history offers some guidance. Economic downturns do not go on forever. The nine we have had in the post-World War II era have lasted an average of 11 months. If the current one is typical, we may be about half way through. History also shows that the stock market tends to turn ahead of the economy, anticipating change. It has been over a year since the market peaked, and if the economy begins to strengthen six to nine months from now, we could be close to the end of this bear market. The Federal Reserve Board has lowered short-term interest rates by a total of 2%, from 6.5% to 4.5%, on four separate occasions in as many months. This may exert a positive influence on the economy and markets over the next several months. Also, pessimism in the stock market reached extreme levels in late March of this year, which is typical of market psychology at a low.

Even though the economy is not yet technically in a recession, corporate profits are. Profits in the March period will be down for the second consecutive quarter, and are likely to remain weak for a couple of quarters more. However, earnings expectations have also come down significantly, which means that when the economy recovers and profits improve, upside surprises in corporate earnings reports may become more plentiful. This is typical cyclical behavior. The end of one cycle presages the beginning of the next.

As we navigate through the uncertainties of this downturn, we believe it is most important to remain committed to a set of sound investment principles--principles that have seen us through the cycles of the past. For both our growth and value portfolio managers, this means:

o Stick to the proven fundamental, research-driven, bottom-up approach that has been the hallmark of our stock selection and portfolio management process in all Berger Funds through many ups and downs over many years.

o Consistent with each Fund's particular discipline, focus on execution. We know what has worked for us in the past, and we know what we do well. Regardless of which investment style the market may favor, every manager stays consistently close to core competencies, avoiding style drift and always striving to improve.

For our shareholders, that means, in our view:

o If your investments are well diversified, and your holdings are appropriate in terms of your long-term goals and tolerance for risk, nothing that has happened in the past year is cause for an abrupt change. We believe that the reasons to include equity funds in your long-range plans are still valid.

o Increased volatility can provide investment opportunity. Dollar-cost-averaging can be an easy way to maintain a disciplined investment program and may help you take advantage of market swings to enhance your long-term return.

Economic and market cycles are a fact of life. But it is precisely because these cycles cannot be predicted, because the future is unknowable and uncertain--in short, because of risk, that there has also been a long-term reward for investing in stocks. It takes a sound approach, patience, perspective, tolerance of cycles and volatility, courage at times, and faith in the future of the economy to earn that reward.

                       Berger Funds                                            5

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

As this is being written, the market has rebounded off its late March lows, value funds continue to do well and growth funds have seen a gratifying bounce. Whether or not this is the beginning of a new bull market, we cannot know. No one has ever consistently succeeded in timing the market. We do know from past experience that whether growth or value, the key to long-term success is to keep our portfolios well positioned to better take advantage of any eventual recovery. We need to be there before a recovery begins to fully participate.

History shows that the best companies emerge from trying economic slowdowns stronger and more competitive than before. So, on the growth side, our response to the challenging market environment of the past year has been an increased intensity in our investment process to focus the Funds' portfolios in such companies. This is what positioning for a recovery means--and we view the bounces we have seen in the Funds during recent rallies as an indication that we're on the right track.

On the value side, we will keep working to capitalize on an environment that has favored the value style. We'll continue to seek out solid companies that have encountered temporary difficulties but show promise for strong recovery.

We are fully committed to the long-term success of your investments in Berger Funds, and we are working as hard and as smart as we know how to make it happen. We wish to thank you for the confidence you have placed in us--rest assured that we are striving every day to earn it.

Sincerely,

/s/ JACK R. THOMPSON                              /s/ JAY W. TRACEY

Jack R. Thompson                                  Jay W. Tracey
President                                         Chief Investment Officer

Past performance is no guarantee of future results.

1. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. The Nasdaq Composite Index is an unmanaged index, which consists of the common stocks of over 5000 companies. Both are generally recognized indicators used to measure overall performance of the U.S. stock market. One cannot invest directly in these indexes.

This material must be preceded or accompanied by a prospectus.

Berger Distributors LLC--Member NASD (5/01)

6

Berger Funds o March 31, 2001 Combined Semi-Annual Report

                              Ticker Symbol                                BEONX
Berger                        Fund Number                                     43
Growth Fund                   PORTFOLIO MANAGER COMMENTARY         JAY W. TRACEY
--------------------------------------------------------------------------------

Market Conditions

The six-month period ended March 31, 2001, is a painful one to review for U.S. stock market investors. The technology-heavy Nasdaq Composite Index has lost two-thirds of its value since reaching its peak just over a year ago. What started out as a correction in technology stocks broadened to all market sectors.

Growth stocks--whose valuations depend more on future sales and earnings than on current assets--have significantly underperformed value stocks, which had lower price/earnings ratios to begin with and are valued more for their current, tangible assets.

However, these are the kinds of conditions that have historically led to a good bottom in the stock market. Therefore, we regard current market conditions as a buying opportunity for Berger's funds.

Berger growth portfolio managers do not try to time the market. We focus most of our attention on companies' leadership characteristics and their competitive and management strengths. We believe the strongest companies will gain market share from their competitors during this period of economic weakness and will be among the first to be revalued up when the stock market recovers.

Fund Performance

The Berger Growth Fund (the "Fund") was down 47.86% in the six months ended March 31, 2001, versus an 18.74% decline in its benchmark, the Standard & Poor's (S&P) 500 Index.(1) This underperformance was primarily due to the weak performance of the Fund's technology holdings, its largest sector during the period.

We saw significant declines in shares of leading technology companies in, primarily, three areas: (1) optical networking, e.g., JDS Uniphase Corp. and Corning, Inc.; (2) storage, e.g., EMC Corp. and Network Appliance, Inc.; and (3) enterprise software, e.g., Siebel Systems, Inc. and VeriSign, Inc. These companies were more economically sensitive than previously estimated and were highly valued relative to their leadership characteristics and growth prospects. Although we significantly reduced our technology exposure, both in number of positions and weighting, we continue to hold carefully selected companies that have retained or extended their leadership positions in promising areas of technology. While near-term revenue and earnings visibility for even the best-positioned technology companies is poor, we believe the long-term growth prospects are still bright for the companies we own. In our view, expectations for such companies have come down dramatically, in tandem with their stock prices, creating the opportunity for a significant rebound once the worst of the bad news has passed.

The Fund more than doubled its exposure to healthcare, investing in companies that have the defensive virtue of minimal economic sensitivity and the offensive virtues of strong revenue and earnings growth rates. Healthcare stocks suffered declines along with growth stocks in general, but we viewed this as a buying opportunity because these companies are not experiencing a slowdown in business growth that plagues companies in many other sectors. Recent new healthcare positions include Pharmacia Corp., MiniMed, Inc. and Medarex, Inc.

We also increased our energy holdings; this sector remains overweighted in the Fund. We are focused on energy service companies such as Nabors Industries, Inc., ENSCO International, Inc. and Weatherford International, Inc. The revenue and earnings outlook for these companies appears strong over the next several quarters, driven by increases in capital expenditures by integrated oil and gas companies this calendar year.

Most sectors of the market have been down since September 30, 2000, though not as much as technology. After a weak fourth quarter 2000, consumer services did relatively well in the first quarter 2001. We saw gains in EchoStar Communications Corp., Clear Channel Communications, Inc. and AOL Time Warner, Inc., among others. Though not immune to a slowdown, these companies have relatively stable revenue and cash flows. Certain retail stocks also did well, including Abercrombie & Fitch Co. and Lowe's Companies, Inc., on the strength of relatively robust sales trends.

Outlook

The current economic outlook and stock market climate are characterized by fear, uncertainty and doubt. The economy has slowed precipitously, and the stock market is down substantially. Expectations for corporate profits growth are still declining, as most earnings news continues to be negative. However, the Federal Reserve Board has lowered interest rates three times this period, which should have a positive impact at some point. Also, historically, the stock market bottoms before a turn in the economy is evident. Thus we are optimistic and believe the current environment presents a great buying opportunity because valuations have become very attractive. We are confident that our strategy to be positioned in the strongest, most attractive companies we can find in any industry or sector, including technology, will be rewarding as the market rebounds.

Past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                       Berger Funds                                            7

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Growth Fund

Comparison of Change in Value of Berger Growth Fund vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                  (50.63)%
Five Year                                   4.77%
Ten Year                                   11.15%

Berger Growth Fund            $28,791
S&P 500 Index                 $38,422

[GRAPH]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (96.90%)
Computer - Local Networks (1.53%)
     446,002     Cisco Systems, Inc.*                             $    7,052,406
     208,980     Juniper Networks, Inc.*                               7,932,880
                                                                  --------------
                                                                      14,985,286
                                                                  --------------

Computer - Manufacturers (0.55%)
     641,200     Palm, Inc.*                                           5,390,087
                                                                  --------------

Computer - Memory Devices (1.94%)
     468,128     EMC Corp.*                                           13,762,963
     317,250     Network Appliance, Inc.*                              5,333,765
                                                                  --------------
                                                                      19,096,728
                                                                  --------------

Computer - Networking (1.34%)
     180,020     Brocade Communications
                 Systems, Inc.*                                        3,760,617
     500,000     McData Corp. - Class A*                               9,437,500
                                                                  --------------
                                                                      13,198,117
                                                                  --------------

Computer Software - Desktop (0.60%)
     107,500     Microsoft Corp.*                                      5,878,906
                                                                  --------------

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (96.90%) - continued
Computer Software - Enterprise (2.01%)
     350,000     Oracle Corp. *                                   $    5,243,000
     210,000     Siebel Systems, Inc.*                                 5,712,000
     190,000     VERITAS Software Corp.*                               8,785,600
                                                                  --------------
                                                                      19,740,600
                                                                  --------------

Diversified Operations (6.07%)
     500,000     AOL Time Warner, Inc.*                               20,075,000
     430,000     Pharmacia Corp.                                      21,659,100
     412,440     Tyco International Ltd.                              17,829,781
                                                                  --------------
                                                                      59,563,881
                                                                  --------------

Electronics - Equipment (1.59%)
     371,860     General Electric Co.                                 15,566,059
                                                                  --------------

Electronics - Military Systems (1.39%)
     698,730     General Motors Corp. - Class H*                      13,625,235
                                                                  --------------

Electronics - Miscellaneous Products (1.05%)
     358,620     Gemstar - TV Guide
                 International, Inc.*                                 10,310,325
                                                                  --------------

8

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (96.90%) - continued
Electronics - Scientific Instruments (0.72%)
     255,170     Applera Corp. - Applied
                 Biosystems Group                                 $    7,080,967
                                                                  --------------

Electronics - Semiconductor Equipment (2.08%)
   1,678,000     Agere Systems, Inc. - Class A*                       10,370,040
     110,000     Applied Materials, Inc.*                              4,785,000
     130,000     Novellus Systems, Inc.*                               5,273,125
                                                                  --------------
                                                                      20,428,165
                                                                  --------------

Electronics - Semiconductor Manufacturing (1.01%)
     274,240     Analog Devices, Inc.*                                 9,938,457
                                                                  --------------

Fiber Optic Components (3.85%)
     180,000     CIENA Corp.*                                          7,492,500
     748,830     Corning, Inc.                                        15,493,292
     612,962     JDS Uniphase Corp.*                                  11,301,486
     180,000     ONI Systems Corp.*                                    3,510,000
                                                                  --------------
                                                                      37,797,278
                                                                  --------------

Finance - Mortgage & Related Services (1.19%)
     180,000     Freddie Mac                                          11,669,400
                                                                  --------------


Financial Services - Miscellaneous (1.73%)
     105,000     Capital One Financial Corp.                           5,827,500
      92,900     Investors Financial Services Corp.                    5,446,262
     116,000     Providian Financial Corp.                             5,689,800
                                                                  --------------
                                                                      16,963,562
                                                                  --------------

Insurance - Property/Casualty/Title (1.22%)
     148,760     American International Group, Inc.                   11,975,180
                                                                  --------------

Internet - Network Security/Solutions (1.55%)
     430,000     VeriSign, Inc.*                                      15,238,125
                                                                  --------------

Internet - Software (1.37%)
     280,000     BEA Systems, Inc.*                                    8,225,000
     292,090     Quest Software,Inc.*                                  5,184,597
                                                                  --------------
                                                                      13,409,597
                                                                  --------------

Leisure - Hotels & Motels (0.80%)
     230,000     Starwood Hotels & Resorts
                 Worldwide, Inc.                                       7,822,300
                                                                  --------------

Media - Cable TV (7.15%)
     300,000     Charter Communications, Inc.*                         6,787,500
     300,000     Comcast Corp. - Special Class A                      12,581,250
     200,000     Cox Communications, Inc. - Class A                    8,898,000
     976,530     EchoStar Communications Corp. -
                 Class A*                                             27,037,674
   1,066,220     Liberty Media Corp.*                                 14,927,080
                                                                  --------------
                                                                      70,231,504
                                                                  --------------

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (96.90%) - continued
Media - Radio/TV (4.19%)
     438,402     Clear Channel
                 Communications, Inc.*                            $   23,870,988
     373,620     Hispanic Broadcasting Corp.*                          7,136,142
     230,000     Viacom, Inc. - Class B*                              10,113,100
                                                                  --------------
                                                                      41,120,230
                                                                  --------------

Medical - Biomedical/Genetics (10.60%)
     483,389     Amgen, Inc.*                                         29,093,975
     680,646     Genentech, Inc.*                                     34,372,623
     600,000     Immunex Corp.*                                        8,587,500
     465,000     Medarex, Inc.*                                        7,759,687
     676,140     Medimmune,Inc.*                                      24,256,522
                                                                  --------------
                                                                     104,070,307
                                                                  --------------

Medical - Ethical Drugs (7.28%)
     370,000     American Home Products Corp.                         21,737,500
     786,790     Pfizer, Inc.                                         32,219,050
     479,860     Schering-Plough Corp.                                17,529,285
                                                                  --------------
                                                                      71,485,835
                                                                  --------------

Medical - Products (2.85%)
     364,480     Guidant Corp.*                                       16,397,955
     400,000     MiniMed, Inc.*                                       11,625,000
                                                                  --------------
                                                                      28,022,955
                                                                  --------------

Oil & Gas - Drilling (11.64%)
     540,000  Diamond Offshore Drilling, Inc.                         21,249,000
   1,027,507     ENSCO International,Inc                              35,962,745
   1,100,000     Nabors Industries, Inc.*                             57,024,000
                                                                  --------------
                                                                     114,235,745
                                                                  --------------

Oil & Gas - Machinery & Equipment (4.42%)
     800,000     Grant Prideco, Inc.                                  13,760,000
     600,000     Weatherford International, Inc.*                     29,610,000
                                                                  --------------
                                                                      43,370,000
                                                                  --------------

Oil & Gas - Production/Pipeline (1.40%)
     236,237     Enron Corp.                                          13,725,369
                                                                  --------------

Retail - Apparel/Shoe (1.98%)
     426,240     Abercrombie & Fitch Co. - Class A*                   13,938,048
     200,000     Pacific Sunwear of California, Inc.                   5,500,000
                                                                  --------------
                                                                      19,438,048
                                                                  --------------

Retail - Department Stores (1.14%)
     180,940     Kohls Corp.*                                         11,162,188
                                                                  --------------

Retail - Restaurants (0.95%)
     160,000     P.F. Chang's China Bistro, Inc.*                      5,600,000
     100,000     The Cheesecake Factory, Inc.*                         3,681,250
                                                                  --------------
                                                                       9,281,250
                                                                  --------------

                       Berger Funds                                            9

                       Berger Funds o March 31, 2000 Combined Semi-Annual Report


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------
Common Stock (96.90%) - continued
Retail/Wholesale Building Products (1.52%)
     170,000     Home Depot, Inc.                                 $    7,327,000
     130,000     Lowe's Companies, Inc.                                7,598,500
                                                                  --------------
                                                                      14,925,500
                                                                  --------------

Retail/Wholesale - Jewelry (0.83%)
     300,000     Tiffany & Co.                                         8,175,000
                                                                  --------------

Telecommunications - Equipment (2.25%)
     477,588     Nokia Corp. - Spon. ADR                              11,462,112
     574,620     Nortel Networks Corp.                                 8,073,411
     191,350     Redback Networks, Inc.*                               2,502,858
                                                                  --------------
                                                                      22,038,381
                                                                  --------------

Telecommunications - Services (3.42%)
     600,000     Level 3 Communications, Inc.*                        10,425,000
     441,370     Qwest Communications
                 International, Inc.*                                 15,470,032
     210,000     Time Warner Telecom, Inc. - Class A*                  7,638,750
                                                                  --------------
                                                                      33,533,782
                                                                  --------------

Textile - Apparel Manufacturing (1.69%)
     440,000     Jones Apparel Group, Inc.*                           16,632,000
                                                                  --------------
Total Common Stock
(Cost $1,182,759,897)                                                951,126,349
                                                                  --------------


Repurchase Agreement (1.55%)
 $15,227,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $15,233,535 on
                 April 2, 2001, collateralized by
                 FHLMC Agency Note, 6.68% -
                 December 28, 2001 with a value of
                 $15,533,716                                          15,227,000
                                                                  --------------
Total Repurchase Agreement
(Cost $15,227,000)                                                    15,227,000
                                                                  --------------
Total Investments (Cost $1,197,986,897) (98.45%)                     966,353,349
Total Other Assets, Less Liabilities (1.55%)                          15,237,784
                                                                  --------------
Net Assets (100.00%)                                              $  981,591,133
                                                                  --------------

*Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.

See notes to financial statements.

10

Berger Funds o March 31, 2001 Combined Semi-Annual Report

                             Ticker Symbol                                 BEOOX
                             Fund Number                                      44
Berger Large Cap             PORTFOLIO MANAGER COMMENTARY          JAY W. TRACEY
Growth Fund                                                     STEVEN L. FOSSEL
--------------------------------------------------------------------------------

Market Conditions

The six-month period ended March 31, 2001, is a painful one to review for U.S. stock market investors. The technology-heavy Nasdaq Composite Index has lost two-thirds of its value since reaching its peak just over a year ago. What started out as a correction in technology stocks broadened to all market sectors.

Growth stocks--whose valuations depend more on future sales and earnings than on current assets--have significantly underperformed value stocks, which had lower price/earnings ratios to begin with and are valued more for their current, tangible assets.

However, these are the kinds of conditions that have historically led to a good bottom in the stock market. Therefore, we regard current market conditions as a buying opportunity for Berger's funds.

Berger growth portfolio managers do not try to time the market. We focus most of our attention on companies' leadership characteristics and their competitive and management strengths. We believe the strongest companies will gain market share from their competitors during this period of economic weakness and will be among the first to be revalued up when the stock market recovers.

Fund Performance

The Berger Large Cap Growth Fund (the "Fund") was down 35.82% in the six months ended March 31, 2001, compared with an 18.74% decline in its benchmark, the Standard & Poor's (S&P) 500 Index.(1) This underperformance was primarily due to the weak performance of the Fund's technology holdings, its largest sector during the period.

The economic slowdown this reporting period penalized highly valued economically sensitive stocks, particularly technology. Even after a severe fourth quarter 2000 correction, the average technology stock declined another 25% in the first quarter 2001. Although we continued to reduce our technology exposure this period (from 44.6% to 28.2% of net assets) and to focus on owning leading companies with the best long-term outlooks, we were not insulated from the sector's slide. Many of our holdings, including Corning, Inc. , EMC Corp., Cisco Systems, Inc., JDS Uniphase Corp. and Oracle Corp. dropped significantly. We sold Applied Micro Circuits Corp. and Sun Microsystems, Inc. because new competitive challenges may hinder their ability to rebound as well as other companies we hold when the economy improves. Some convertible bonds (Analog Devices, Inc., among others) declined significantly less than their corresponding equities as they approached fixed-income values. On a positive note, Microsoft Corp. turned in a solid gain in first quarter 2001.

We increased our energy holdings, and this sector remains overweighted in the Fund. Several diversified energy and power companies had positive returns, including the Williams Cos., Inc. and Dynegy, Inc. (a new holding). Energy service companies are benefiting from increases in capital expenditures by integrated oil and gas companies this calendar year. Independent power producers are benefiting from a very tight market for electricity as shown by rolling blackouts in California.

The Fund increased its exposure to healthcare. We view this as a defensive sector because it is insulated from economic declines, and as an offensive sector because all the leading companies we own have strong revenue and earnings growth rates. We initiated a position in Serono SA during the first quarter 2001. Serono is the leading European biotechnology company with a fast-growing product for multiple sclerosis. We also added to several existing positions in pharmaceutical and biotechnology companies.

We increased our weighting in the financial sector. We are seeking companies that can benefit from lower interest rates while avoiding credit quality issues. American International Group, Inc. is a new holding that fits this profile.

Outlook

The current economic outlook and stock market climate are characterized by fear, uncertainty and doubt. The economy has slowed precipitously, and the stock market is down substantially. Expectations for corporate profits growth are still declining, as most earnings news continues to be negative. However, the Federal Reserve Board has lowered interest rates three times this period, which should have a positive impact at some point. Also, historically, the stock market bottoms before a turn in the economy is evident. Thus we are optimistic and believe the current environment presents a great buying opportunity because valuations have become very attractive. We are confident that our strategy to be positioned in the strongest, most attractive companies we can find in any industry or sector, including technology, will be rewarding as the market rebounds.

Past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                       Berger Funds                                           11

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Lager Cap Growth Fund

Comparison of Change in Value of Berger Growth Fund vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                  (38.19)%
Five Year                                  13.95%
Ten Year                                   14.84%

Berger Lager Cap Growth Fund            $39,884
S&P 500 Index                           $38,422

[GRAPH]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (81.04%)
Banks - Money Center (3.40%)
     100,700     Bank of New York Co., Inc.                       $    4,958,468
     206,012     Citigroup, Inc.                                       9,266,419
                                                                  --------------
                                                                      14,224,887
                                                                  --------------

Banks - Super Regional (2.02%)
     158,030     Fifth Third Bancorp                                   8,444,728
                                                                  --------------

Commercial Services - Advertising (1.52%)
      76,760     Omnicom Group, Inc.                                   6,361,868
                                                                  --------------

Computer - Local Networks (0.82%)
     216,738     Cisco Systems, Inc.*                                  3,427,169
                                                                  --------------

Computer - Manufacturers (0.48%)
     239,050     Palm, Inc.*                                           2,009,514
                                                                  --------------

Computer - Memory Devices (1.97%)
     207,332     EMC Corp.*                                            6,095,560
     128,546     Network Appliance, Inc.*                              2,161,179
                                                                  --------------
                                                                       8,256,739
                                                                  --------------

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (81.04%) - continued
Computer Software - Desktop (2.68%)
     205,620     Microsoft Corp.*                                 $   11,244,843
                                                                  --------------

Computer Software - Enterprise (1.44%)
     402,260     Oracle Corp.*                                         6,025,854
                                                                  --------------

Diversified Operations (7.27%)
     206,480     AOL Time Warner, Inc.*                                8,290,172
     220,230     Pharmacia Corp.                                      11,092,985
     255,840     Tyco International Ltd.                              11,059,963
                                                                  --------------
                                                                      30,443,120
                                                                  --------------

Electrical - Equipment (3.27%)
     327,080     General Electric Co.                                 13,691,568
                                                                  --------------

Electronics - Miscellaneous Products (0.76%)
     168,570     Solectron Corp.*                                      3,204,515
                                                                  --------------


Electronics - Semiconductor Equipment (1.04%)
     702,500     Agere Systems, Inc. - Class A*                        4,341,450
                                                                  --------------

12

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger Large Cap
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (81.04%) - continued
Electronics - Semiconductor Manufacturing (0.82%)
     111,350     Texas Instruments, Inc.                          $    3,449,623
                                                                  --------------

Fiber Optic Components (2.66%)
      64,360     CIENA Corp.*                                          2,678,985
     248,887     Corning,Inc                                           5,149,472
     180,040     JDS Uniphase Corp.*                                   3,319,487
                                                                  --------------
                                                                      11,147,944
                                                                  --------------

Finance - Investment Brokers (2.42%)
     123,240     Morgan Stanley Dean Witter & Co.                      6,593,340
     229,470     Schwab (Charles) Corp.                                3,538,427
                                                                  --------------
                                                                      10,131,767
                                                                  --------------

Finance - Mortgage & Related Services (2.62%)
     169,610     Freddie Mac                                          10,995,816
                                                                  --------------

Insurance - Property/Casualty/Title (1.59%)
      82,930     American International Group, Inc.                    6,675,865
                                                                  --------------

Internet - Network Security/Solutions (1.61%)
     190,930     VeriSign, Inc.*                                       6,766,081
                                                                  --------------

Media - Cable TV (3.30%)
     192,570     Comcast Corp. - Special Class A                       8,075,904
     410,600     Liberty Media Corp.*                                  5,748,400
                                                                  --------------
                                                                      13,824,304
                                                                  --------------

Media - Radio/TV (1.08%)
     103,360     Viacom, Inc. - Class B*                               4,544,739
                                                                  --------------

Medical - Biomedical/Genetics (5.47%)
     141,540     Amgen, Inc.*                                          8,518,938
     213,640     Genentech, Inc.*                                     10,788,820
     177,800     Serono SA - ADR*                                      3,591,560
                                                                  --------------
                                                                      22,899,318
                                                                  --------------

Medical - Ethical Drugs (7.22%)
     186,830     American Home Products Corp.                         10,976,262
     304,230     Pfizer, Inc.                                         12,458,218
     187,150     Shering-Plough Corp.                                  6,836,589
                                                                  --------------
                                                                      30,271,069
                                                                  --------------

Medical - Products (1.74%)
     162,510     Guidant Corp.*                                        7,311,324
                                                                  --------------

Oil & Gas - Drilling (7.02%)
     315,800     ENSCO International, Inc.                            11,053,000
     239,080     Nabors Industries, Inc.*                             12,393,907
     138,040     Transocean Sedco Forex, Inc.                          5,984,034
                                                                  --------------
                                                                      29,430,941
                                                                  --------------

                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------
Common Stock (81.04%) - continued
Oil & Gas - International Integrated (1.49%)
      91,850     TotalFinaElf SA - Spon. ADR                      $    6,241,207
                                                                  --------------

Oil & Gas - Machinery & Equipment (3.49%)
     262,580     Baker Hughes, Inc.                                    9,534,279
     103,140     Weatherford International, Inc.*                      5,089,959
                                                                  --------------
                                                                      14,624,238
                                                                  --------------

Oil & Gas - Production/Pipeline (4.33%)
     135,200     Dynegy, Inc.                                          6,896,552
      81,830     Enron Corp.                                           4,754,323
     151,090     The Williams Cos., Inc.                               6,474,206
                                                                  --------------
                                                                      18,125,081
                                                                  --------------

Oil & Gas - U.S. Exploration & Production (1.63%)
     108,920     Anadarko Petroleum Corp.                              6,837,997
                                                                  --------------

Retail - Department Stores (1.05%)
      71,320     Kohls Corp.                                           4,399,730
                                                                  --------------

Retail/Wholesale - Building Products (1.40%)
     100,000     Lowe's Companies, Inc.                                5,845,000
                                                                  --------------

Telecommunications - Equipment (1.54%)
     192,444     Nokia Corp. - Spon. ADR                               4,618,673
     130,260     Nortel Networks Corp.                                 1,830,153
                                                                  --------------
                                                                       6,448,826
                                                                  --------------

Utility - Electric Power (1.89%)
     180,000     Constellation Energy Group, Inc.                      7,938,000
                                                                  --------------
Total Common Stock
(Cost $358,922,828)                                                  339,585,125
                                                                  --------------

Corporate Debt - Convertible (13.05%)
Computer Software - Enterprise (2.21%)
 $3,172, 000     Siebel Systems, Inc. - 144A
                 5.50%, 9/15/2006                                      4,488,380
   3,324,000     VERITAS Software Corp.
                 1.86%, 8/13/2006                                      4,790,715
                                                                  --------------
                                                                       9,279,095
                                                                  --------------

Electronics - Semiconductor Equipment (1.30%)
   5,637,000     ASM Lithography Holding NV - 144A
                 4.25%, 11/30/2004                                     5,439,705
                                                                  --------------

Electronics - Semiconductor Manufacturing (2.34%)
   5,898,000     Analog Devices, Inc.
                 4.75%, 10/1/2005                                      5,234,475
                                                                  --------------
   6,224,000     Vitesse Semiconductor Corp.
                 4.00%, 3/15/2005                                      4,590,200
                                                                  --------------
                                                                       9,824,675
                                                                  --------------

                       Berger Funds                                           13

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------
Corporate Debt - Convertible (13.05%) - continued
Internet - Network Security/Solutions (1.49%)
  $8,508,000     Juniper Networks, Inc.
                 4.75%, 3/15/2007                                 $    6,232,110
                                                                  --------------

Media - Cable TV (3.18%)
  14,831,000     EchoStar Communications Corp. -
                 Class A - 144A
                 4.88%, 1/1/2007                                      13,310,822
                                                                  --------------

Media - Radio/TV (1.63%)
   6,504,000     Clear Channel Communications, Inc.
                 2.63%, 4/1/2003                                       6,837,330
                                                                  --------------

Telecommunications - Services (0.90%)
   7,676,000     Level Three Communications, Inc.
                 6.00%, 9/15/2009                                      3,761,240
                                                                  --------------
Total Corporate Debt - Convertible
(Cost $67,866,871)                                                    54,684,977
                                                                  --------------

Preferred Stock - Convertible (3.29%)
Telecommunications - Services (3.29%)
     221,800     Qwest Trends Trust - 144A, 5.75%                     13,779,325
                                                                  --------------
Total Preferred Stock - Convertible
(Cost $15,071,217)                                                    13,779,325
                                                                  --------------

Repurchase Agreement (1.85%)
  $7,741,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $7,744,322 on
                 April 2, 2001, collateralized by
                 FHLMC Agency Note, 6.68% -
                 December 28, 2001 with a value of
                 $7,899,712                                            7,741,000
                                                                  --------------
Total Repurchase Agreement
(Cost $7,741,000)                                                      7,741,000
                                                                  --------------
Total Investments (Cost $449,601,916) (99.23%)                       415,790,427
Total Other Assets, Less Liabilities (0.77%)                           3,242,634
                                                                  --------------
Net Assets (100.00%)                                              $  419,033,061
                                                                  --------------

* Non-income producing security.
ADR - American Depositary Receipt.
FHMLC - Federal Home Loan Mortgage Corp.
144A - Resale is restricted to qualified institutional buyers.

See notes to financial statements.

14

Berger Funds

Berger Funds o March 31, 2001 Combined Semi-Annual Report

                              Ticker Symbol                                BEMGX
Berger Mid Cap                Fund Number                                    215
Growth Fund                   PORTFOLIO MANAGER COMMENTARY    MARK S. SUNDERHUSE
--------------------------------------------------------------------------------

Market Conditions

The six-month period ended March 31, 2001, is a painful one to review for U.S. stock market investors. The technology-heavy Nasdaq Composite Index has lost two-thirds of its value since reaching its peak just over a year ago. What started out as a correction in technology stocks broadened to all market sectors.

Growth stocks--whose valuations depend more on future sales and earnings than on current assets--have significantly underperformed value stocks, which had lower price/earnings ratios to begin with and are valued more for their current, tangible assets.

However, these are the kinds of conditions that have historically led to a good bottom in the stock market. Therefore, we regard current market conditions as a buying opportunity for the funds.

Berger growth portfolio managers do not try to time the market. We focus most of our attention on companies' leadership characteristics and their competitive and management strengths. We believe the strongest companies will gain market share from their competitors during this period of economic weakness and will be among the first to be revalued up when the stock market recovers.

Fund Performance

The Berger Mid Cap Growth Fund (the "Fund") was down 56.00% in the six months ended March 31, 2001, compared with a 14.19% decline in its benchmark, the Standard & Poor's (S&P) MidCap 400 Index.(1)

This disappointing performance is attributable partially to the Fund's strategy of investing in high-quality, mid-cap growth companies in a market that did not favor growth companies of any size. Macro-economic factors such as a slowing economy and anemic corporate profit growth have caused investors to question the ability of companies to sustain their growth rates and shy away from investing in them. Despite their negative returns this period, we are encouraged by the strength of our holdings' fundamentals.

Within the portfolio, companies in our two largest sectors, technology and healthcare, negatively impacted the Fund. Technology holdings that dragged down performance included Time Warner Telecom, Inc., VeriSign, Inc. and Internet Security Systems, Inc. Yet all three have good growth prospects. For example, Internet Security Systems, Inc., manufactures computer network firewalls. Even though corporate America's spending on security software continues to increase and Internet Security Systems is one of only four major suppliers of that software, its stock was hit by investor fears of a wholesale growth slowdown. Although we reduced our overall technology exposure this period, we continue to believe that technology advances will lead business-to-business and business-to-consumer innovation going forward.

We increased our healthcare weighting partially as a defensive move, but also to better diversify our holdings. We are overweighted in biotechnology companies, which despite many positive attributes, were marked down heavily this period, largely because of lack of current earnings. Yet research and development efforts at pharmaceutical companies did not experience the slowdown we saw in other sectors. Despite their disappointing performance this period, we feel confident in names such as Inhale Therapeutic Systems, Inc. and MiniMed, Inc., both of which are developing new drug delivery methods that give patients options beyond injections and tablets.

The Fund also was overweighted in energy, and we continued to increase our holdings in this sector. Many of the companies we hold performed well, including Noble Drilling Corp. and ENSCO International, Inc. We expect continued earnings growth as both short- and long-term solutions are needed in all facets of the industry. We see continued pricing increases for day rates on oil rigs and also believe that seismic gathering and data needs will benefit companies such as Veritas DGC, Inc.

Despite weak consumer confidence, retail companies such as Charlotte Russe Holding, Inc. and Tiffany & Co. performed well. We will continue watching this sector closely, as we remain concerned about the economy's impact on retailing.

Outlook

The current economic outlook and stock market climate are characterized by fear, uncertainty and doubt. The economy has slowed precipitously, and the stock market is down substantially. Expectations for corporate profits growth are still declining, as most earnings news continues to be negative. However, the Federal Reserve Board has lowered interest rates three times this period, which should have a positive impact at some point. Also, historically, the stock market bottoms before a turn in the economy is evident. Thus we are optimistic and believe the current environment presents a great buying opportunity because valuations have become very attractive. We are confident that our strategy to be positioned in the strongest, most attractive companies we can find in any industry or sector, including technology, will be rewarding as the market rebounds.


Past performance is no guarantee of future results.

(1) The S&P Mid Cap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

                       Berger Funds                                           15

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Mid Cap Growth Fund

Comparison of Change in Value of Berger Mid Cap Growth Fund vs. S&P Mid Cap 400 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                  (55.64)%
Life of Fund (12/31/97)                    22.05%

Berger Mid Cap Growth Fund    $19,108
S&P Mid Cap 400 Index         $14,316

[GRAPH]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (91.02%)
Beverages - Alcoholic (1.01%)
       6,150     Constellation Brands, Inc. - Class A*            $      441,262
                                                                  --------------

Commercial Services - Advertising (2.39%)
      11,850     TMP Worldwide, Inc.*                                    445,115
      11,064     WPP Group PLC - Spon. ADR                               593,998
                                                                  --------------
                                                                       1,039,113
                                                                  --------------

Computer - Manufacturers (0.67%)
      36,390     Avici Systems, Inc.*                                    291,120
                                                                  --------------

Computer - Networking (1.87%)
      43,140     McDATA Corp. - Class A*                                 814,267
                                                                  --------------

Computer Software - Enterprise (5.60%)
      17,310     Adept Technology, Inc.*                                 242,340
      18,000     E.piphany, Inc.*                                        210,375
      19,800     Manugistics Group, Inc.*                                362,587
       9,380     Mercury Interactive Corp.*                              392,787
      21,710     Nuance Communications, Inc.*                            217,968
      99,650     SignalSoft Corp.*                                       784,743
      34,750     SpeechWorks International, Inc.*                        228,046
                                                                  --------------
                                                                       2,438,846
                                                                  --------------

Common Stock (91.02%) - continued
Computer Software - Security (0.75%)
       2,980     Check Point Software
                 Technologies Ltd.*                               $      141,550
       6,810     Internet Security Systems, Inc.*                        186,317
                                                                  --------------
                                                                         327,867
                                                                  --------------

Electronics - Measuring Instruments (1.00%)
      23,080     Zygo Corp.*                                             437,077
                                                                  --------------

Electronics - Scientific Instruments (0.92%)
      14,450     Applera Corp. - Applied
                 Biosystems Group                                        400,987
                                                                  --------------

Electronics - Semiconductor Equipment (0.84%)
       9,000     Novellus Systems,Inc.*                                  365,062
                                                                  --------------

Electronics - Semiconductor Manufacturing (1.14%)
      22,710     Globalspan, Inc.*                                       496,781
                                                                  --------------

Fiber Optics Components (2.38%)
      29,390     Avanex Corp.*                                           310,652
      61,360     Corvis Corp.*                                           431,437
      15,070     ONI Systems Corp.*                                      293,865
                                                                  --------------
                                                                       1,035,954
                                                                  --------------

16

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger Mid Cap
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (91.02%) - continued
Finance - Consumer/Commercial Loans (0.82%)
      11,060     Americredit Corp.*                               $      358,675
                                                                  --------------

Finance - Investment Brokers (1.61%)
      48,030     Knight Trading Group, Inc.*                             702,438
                                                                  --------------

Financial Services - Miscellaneous (3.30%)
      17,280     CheckFree Corp.*                                        508,680
       8,070     Investor Financial Services Corp.                       473,103
      21,800     Metris Companies, Inc.                                  453,004
                                                                  --------------
                                                                       1,434,787
                                                                  --------------

Insurance - Property /Casualty/Title (0.72%)
      11,930     HCC Insurance Holdings, Inc.*                           315,548
                                                                  --------------

Internet - ISP/Content (0.42%)
      33,320     GT Group Telecom, Inc. - Class B*                       181,177
                                                                  --------------

Internet - Network Security/Solutions (1.15%)
      14,120     VeriSign, Inc.*                                         500,377
                                                                  --------------

Internet - Software (3.78%)
       6,280     BEA Systems, Inc.*                                      184,475
      87,360     Docent, Inc.*                                           289,380
      11,024     Openwave Systems, Inc.*                                 218,716
      64,020     Portal Software, Inc.*                                  540,168
      23,220     Quest Software, Inc.*                                   412,155
                                                                  --------------
                                                                       1,644,894
                                                                  --------------

Leisure - Gaming (0.51%)
       7,500     Harrah's Entertainment, Inc.*                           220,725
                                                                  --------------

Media - Cable TV (3.76%)
      14,660     Cox Communications, Inc.* - Class A                     652,223
      35,550     EchoStar Communications Corp. -
                 Class A*                                                984,290
                                                                  --------------
                                                                       1,636,513
                                                                  --------------

Media - Radio/TV (2.66%)
      50,370     Pegasus Communications Corp.*                         1,158,510
                                                                  --------------

Medical - Biomedical/Genetics (16.03%)
      14,540     Aviron*                                                 604,318
      14,630     Celgene Corp.*                                          365,750
      10,580     Cephalon, Inc.*                                         508,501
      20,730     Genentech, Inc.*                                      1,046,865
      10,740     IDEC Pharmaceuticals Corp.*                             429,600
      47,110     Illumina, Inc.*                                         332,714
      18,950     Immunex Corp.*                                          271,221
      15,450     Invitrogen Corp.*                                       847,432
      52,600     Medarex, Inc.*                                          877,762
      29,530     Medimmune, Inc.*                                      1,059,388
      30,790     Neuocrine Biosciences, Inc.*                            635,043
                                                                  --------------
                                                                       6,978,594

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (91.02%) - continued
Medical - Ethical Drugs (4.35%)
      40,540     Inhale Therapeutic Systems, Inc.*                $      866,542
      23,000     Medicis Pharmaceutical
                 Corp. - Class A*                                      1,030,860
                                                                  --------------
                                                                       1,897,402
                                                                  --------------

Medical - Instruments (5.04%)
      67,030     Alcara BioSciences, Inc.*                               368,665
      78,480     Ventana Medical Systems, Inc.*                        1,824,660
                                                                  --------------
                                                                       2,193,325
                                                                  --------------

Medical - Products (2.49%)
      12,000     Caliper Technologies Corp.*                             193,500
      30,690     MiniMed, Inc.*                                          891,928
                                                                  --------------
                                                                       1,085,428
                                                                  --------------

Medical - Wholesale Drugs/Sundries (0.49%)
      42,100     Allscripts Healthcare Solutions, Inc.*                  211,763
                                                                  --------------
Oil & Gas - Drilling (7.72%)

      21,560     ENSCO International, Inc.                               754,600
      29,000     Nabors Industries, Inc.*                              1,503,360
      23,890     Noble Drilling Corp.*                                 1,102,762
                                                                  --------------
                                                                       3,360,722
                                                                  --------------

Oil & Gas - Field Services (2.81%)
       9,180     BJ Services Co.*                                        653,616
      17,880     Veritas DGC, Inc.*                                      571,266
                                                                  --------------
                                                                       1,224,882
                                                                  --------------

Oil & Gas - Machinery & Equipment (4.75%)
      51,230     Grant Prideco, Inc.*                                    881,156
      24,050     Weatherford International, Inc.*                      1,186,867
                                                                  --------------
                                                                       2,068,023
                                                                  --------------

Oil & Gas - Production/Pipeline (1.66%)
      22,420     Western Gas Resources, Inc.*                            723,045
                                                                  --------------

Retail - Apparel/Shoe (0.32%)
       4,730     Charlotte Russe Holding, Inc.*                          140,717
                                                                  --------------

Retail - Major Discount Chains (1.30%)
      11,800     BJ's Wholesale Club, Inc.*                              564,630
                                                                  --------------

Retail - Restaurants (0.90%)
      20,260     AFC Enterprises, Inc.*                                  390,005
                                                                  --------------

Retail/Wholesale - Jewelry (0.51%)
       8,170     Tiffany & Co.                                           222,632
                                                                  --------------

                       Berger Funds                                           17

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------
Common Stock (91.02%) - continued
Telecommunications - Equipment (3.54%)
      55,050     Next Level Communications, Inc.*                 $      289,036
      23,670     Powerwave Technologies, Inc.*                           322,503
      32,470     Redback Networks, Inc.*                                 424,707
      25,280     Sonus Networks, Inc.*                                   504,415
                                                                  --------------
                                                                       1,540,661
                                                                  --------------

Telecommunications - Services (1.81%)
      21,640     Time Warner Telecom, Inc. - Class A*                    787,155
                                                                  --------------
Total Common Stock
(Cost $55,710,039)                                                    39,630,964
                                                                  --------------

Preferred Stock - Convertible (0.65%)
Telecommunications - Equipment (0.65%)
      53,521     Cidera, Inc. - Series D*@X                              282,590
                                                                  --------------
Total Preferred Stock - Convertible
(Cost $468,282)                                                          282,590
                                                                  --------------

Repurchase Agreement (2.82%)
  $1,226,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $1,226,526 on
                 April 2, 2001, collateralized by
                 FNMA Agency Note, 6.38% -
                 January 16, 2002 with a value of
                 $1,252,894                                            1,226,000
                                                                  --------------
Total Repurchase Agreement
(Cost $1,226,000)                                                      1,226,000
                                                                  --------------
Total Investments (Cost $57,404,321) (94.49%)                         41,139,554
                                                                  --------------
Total Other Assets, Less Liabilities (5.51%)                           2,399,317
                                                                  --------------
Net Assets (100.00%)                                              $   43,538,871
                                                                  --------------

* Non-income producing security.
ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

X  Schedule of Restricted Securities and/or Illiquid Securities

                                                                    Fair Value
                            Date                       Fair           as a %
                          Acquired       Cost          Value       of Net Assets
                          --------     ---------     ---------     -------------
Cidera, Inc. -
Series D
  Preferred Stock         9/1/2000      $468,282      $282,590         0.65%

See notes to financial statements.

18

Berger Funds o March 31, 2001 Combined Semi-Annual Report

                              Ticker Symbol - Investor Shares              BESCX
                                            - Institutional Shares         BSGIX
                              Fund Number   - Investor Shares                345
Berger Small Company                        - Institutional Shares           915
Growth Fund                   PORTFOLIO MANAGER COMMENTARY       PAUL A. LAROCCO
--------------------------------------------------------------------------------

Market Conditions

The six-month period ended March 31, 2001, is a painful one to review for U.S. stock market investors. The technology-heavy Nasdaq Composite Index has lost two-thirds of its value since reaching its peak just over a year ago. What started out as a correction in technology stocks broadened to all market sectors.

Growth stocks--whose valuations depend more on future sales and earnings than on current assets--have significantly underperformed value stocks, which had lower price/earnings ratios to begin with and are valued more for their current, tangible assets.

However, these are the kinds of conditions that have historically led to a good bottom in the stock market. Therefore, we regard current market conditions as a buying opportunity for the funds.

Berger growth portfolio managers do not try to time the market. We focus most of our attention on companies' leadership characteristics and their competitive and management strengths. We believe the strongest companies will gain market share from their competitors during this period of economic weakness and will be among the first to be revalued up when the stock market recovers.

Fund Performance

The Berger Small Company Growth Fund (the "Fund") was down 45.48% (Investor Shares) and 45.15% (Institutional Shares) for the six-month period ended March 31, 2001, which was worse than the 12.96% drop in its benchmark, the Russell 2000 Index.(1) This underperformance was due to the Fund's aggressive investment style and its positions in the stocks of historically fast-growing companies during the market's swoon.

Technology experienced widespread declines and was the Fund's worst-performing sector this period. The market did not discriminate between technology companies with strong fundamentals that hit their numbers and those with weak performances that missed the mark; it hit them all hard. Although we are not significantly overweighted in technology, many holdings dropped steeply, even without fundamental disappointments, because of multiple market contractions. We continue to focus on companies best positioned for long-term growth and eliminate those with competitive problems. Brooks Automation, Inc., a supplier of automation equipment and software to semiconductor companies, was one of the few companies that performed well this period. We were most disappointed in companies addressing the demand for wireless data technology, including PowerWave Technologies, Inc. and Novatel, Inc., which underperformed because of near-term demand problems.

Earnings of energy services companies continued to grow because of increases in capital spending. We are overweighted in this group but have moved toward later cycle companies such as Global Industries Ltd., an offshore construction services supplier, anticipating they will show stronger earnings growth later this year and into 2002.

We added new positions in energy technology. Although this is a small, emerging sub-sector, we feel that certain companies are well-positioned to take advantage of the increasing need for reliable power sources. Capstone Turbine Corp., for example, manufactures microturbine systems that are helping fill the need for distributed generation as the power transmission grid continues to be an issue.

Performance in the healthcare sector was mixed. Biotechnology stocks generally did poorly, despite strong fundamentals, due to a decline in valuations. Other healthcare names did relatively better, including Ventana Medical Systems, Inc., a producer of clinical lab systems. A few companies, such as Aclara BioSciences, Inc., missed technology milestones and were sold.

In the retail sector, we added teen retailers American Eagle Outfitters, Inc. and Pacific Sunwear of California, Inc. By addressing a growing, free-spending demographic, these companies are able to expand their store base and gain share from more traditional apparel retailers. P.F. Chang's China Bistro, Inc. performed well. The company is opening more restaurants and has shown an increase in same-store sales. One of our losers in this sector was Whole Foods Market, Inc. This organic foods retailer was negatively impacted by high energy costs in California, where a number of their stores are located.

Outlook

The current economic outlook and stock market climate are characterized by fear, uncertainty and doubt. The economy has slowed precipitously, and the stock market is down substantially. Expectations for corporate profits growth are still declining, as most earnings news continues to be negative. However, the Federal Reserve Board has lowered interest rates three times this period, which should have a positive impact at some point. Also, historically, the stock market bottoms before a turn in the economy is evident. Thus we are optimistic and believe the current environment presents a great buying opportunity because valuations have become very attractive. We are confident that our strategy to be positioned in the strongest, most attractive companies we can find in any industry or sector, including technology, will be rewarding as the market rebounds.


Past performance is no guarantee of future results.

(1) The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2,000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

                       Berger Funds                                           19

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Small Company Growth Fund -
Investor Shares(*)

Comparison of Change in Value of Berger Small Company
Growth Fund; Investor Shares vs. Russell 2000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                  (47.39)%
Five Year                                  11.20%
Life of Fund (12/30/93)                    14.98%

Berger Small Company Growth Fund -
Investor Shares             $27,508
Russell 2000 Index          $19,261

[GRAPH]

--------------------------------------------------------------------------------

Berger Small Company Growth Fund -
Institutional Shares(*)

Comparison of Change in Value of Berger Small Company
Growth Fund; Institutional Shares vs. Russell 2000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                  (46.38)%
Five Year                                  11.45%
Life of Fund (12/30/93)                    15.16%

Berger Small Company Growth Fund -
Institutional Shares        $695,553
Russell 2000 Index          $481,515

[GRAPH]

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

20

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger Small Company
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (96.13%)
Commercial Services - Miscellaneous (5.16%)
   1,061,620     The Corporate Executive
                 Board Co.*                                       $   32,047,680
     377,210     Forrester Research, Inc.*                             8,982,313
                                                                  --------------
                                                                      41,029,993
                                                                  --------------

Computer - Manufacturers (0.75%)
     226,230     Avici Systems, Inc.*                                  1,809,840
     665,220     Concurrent Computer Corp.*                            4,157,625
                                                                  --------------
                                                                       5,967,465
                                                                  --------------

Computer - Networking (2.35%)
     728,960     McDATA Corp. - Class A*                              13,759,120
     901,050     Tricord Systems, Inc.*                                4,955,775
                                                                  --------------
                                                                      18,714,895
                                                                  --------------

Computer - Optical Recognition (0.92%)
     279,550     Optimal Robotics Corp.*                               7,285,771
                                                                  --------------

Computer Software - Educational/Entertainment (0.76%)
     270,480     SmartForce PLC - Spon. ADR*                           6,001,275
                                                                  --------------

Computer Software - Enterprise (3.05%)
     252,540     Aspen Technology, Inc.*                               6,029,392
     338,550     Documentum, Inc.*                                     3,724,050
     327,080     Legato Systems, Inc.*                                 3,935,181
     183,220     Manugistics Group, Inc.*                              3,355,216
      90,900     Mercury Interactive Corp.*                            3,806,437
     148,940     Nuance Communications, Inc.*                          1,495,357
     285,740     SpeechWorks International, Inc.*                      1,875,168
                                                                  --------------
                                                                      24,220,801
                                                                  --------------

Computer Software - Finance (1.19%)
     213,440     Advent Software, Inc.*                                9,458,060
                                                                  --------------

Electrical - Equipment (1.81%)
     213,410     AstroPower, Inc.*                                     6,402,300
     282,580     Capstone Turbine Corp.*                               8,018,207
                                                                  --------------
                                                                      14,420,507
                                                                  --------------

Electronics - Laser System/Component (2.05%)
     360,070     Cymer, Inc.*                                          7,788,314
     662,000     Lightpath Technologies, Inc. -
                 Class A*                                              8,543,937
                                                                  --------------
                                                                      16,332,251
                                                                  --------------

Electronics - Measuring Instruments (0.51%)
     215,340     Zygo Corp.*                                           4,078,001
                                                                  --------------

Electronics - Miscellaneous Products (2.25%)
     468,520     Aeroflex, Inc.*                                       4,831,612
     788,750     Universal Electronics, Inc.*#                        13,014,375
                                                                  --------------
                                                                      17,845,987
                                                                  --------------

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (96.13%) - continued
Electronics - Semiconductor Equipment (3.87%)
     169,010     AXT, Inc.*                                       $    2,535,150
     104,430     Brooks Automation, Inc.*                              4,160,882
     225,740     DuPont Photomasks, Inc.*                              9,905,245
     200,300     Lattice Semiconductor Corp.*                          3,642,956
      60,990     Photronics, Inc.*                                     1,505,690
     118,070     PRI Automation, Inc.*                                 2,021,948
     168,450     Veeco Instruments, Inc.*                              7,001,203
                                                                  --------------
                                                                      30,773,074
                                                                  --------------

Electronics - Semiconductor Manufacturing (2.59%)
     196,010     Elantec Semiconductor, Inc.*                          5,203,452
     334,640     Globespan, Inc.*                                      7,320,250
     435,430     Intersil Holding Corp.*                               8,028,240
                                                                  --------------
                                                                      20,551,942
                                                                  --------------

Energy - Other (0.78%)
     304,160     Active Power, Inc.*                                   6,178,250
                                                                  --------------

Fiber Optic  Components (0.77%)
     312,320     ONISystems Corp.*                                     6,090,240
                                                                  --------------

Finance - Consumer/Commercial Loans (1.07%)
     261,590     Americredit Corp.*                                    8,483,363
                                                                  --------------

Finance - Investment Brokers (1.34%)
     726,190     Knight Trading Group, Inc.*                          10,620,528
                                                                  --------------

Financial Services - Miscellaneous (4.35%)
     626,750     eFunds Corp.*                                        12,064,937
     232,250     Investors Financial Services Corp.                   13,615,656
     426,070     Metris Companies, Inc.                                8,853,734
                                                                  --------------
                                                                      34,534,327
                                                                  --------------

Insurance - Property/Casualty/Title (0.71%)
     214,840     HCC Insurance Holdings, Inc.                          5,682,518
                                                                  --------------

Internet - E*Commerce (1.49%)
     278,920     Getty Images, Inc.*                                   4,497,585
     713,970     NextCard, Inc.*                                       7,362,815
                                                                  --------------
                                                                      11,860,400
                                                                  --------------

Internet - Network Security/Solutions (0.40%)
     246,480     Ixia*                                                 3,158,025
                                                                  --------------

Internet - Software (3.87%)
     430,052     Liberate Technologies,Inc.*                           3,574,807
     764,160     Packeteer, Inc.*                                      2,316,360
     769,640     Portal Software, Inc.*                                6,493,837
     474,160     Quest Software, Inc.*                                 8,416,340
     382,010     Retek, Inc.*                                          7,186,563
     550,920     Support.com, Inc.*                                    2,780,424
                                                                  --------------
                                                                      30,768,331
                                                                  --------------

                       Berger Funds                                           21

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (96.13%) - continued
Media - Cable TV (0.62%)
     186,300     Insight Communications Co., Inc.*                $    4,936,950
                                                                  --------------

Media - Radio/TV (2.08%)
     420,820     Cox Radio, Inc.*                                      8,841,428
     366,220     Radio One, Inc. - Class D*                            5,630,632
     108,070     SBS Broadcasting SA*                                  2,093,856
                                                                  --------------
                                                                      16,565,916
                                                                  --------------

Medical - Biomedical/Genetics (11.18%)
     485,280     Celgene Corp.*                                       12,132,000
     180,390     Cephalon, Inc.*                                       8,669,994
     243,740     COR Therapeutics, Inc.*                               5,484,150
     610,080     Diversa Corp.*                                        9,227,460
     254,950     ICOS Corp.*                                          12,110,125
     162,660     IDEC Pharmaceuticals Corp.*                           6,506,400
     483,250     Illumina, Inc.*                                       3,412,953
     225,720     Invitrogen Corp.*                                    12,380,742
     285,740     Medimmune, Inc.*                                     10,250,922
     389,920     Regeneron Pharmaceuticals, Inc.*                      8,651,350
                                                                  --------------
                                                                      88,826,096
                                                                  --------------

Medical - Ethical Drugs (0.74%)
     260,250     Pharmacyclics, Inc.*                                  5,855,625
                                                                  --------------

Medical - Instruments (4.98%)
     975,000     American Medical Systems
                 Holdings,Inc.*                                        8,043,750
     604,760     IDEXX Laboratories, Inc.*                            13,266,922
     785,320     Ventana Medical Systems, Inc.*#                      18,258,690
                                                                  --------------
                                                                      39,569,362
                                                                  --------------

Medical - Products (1.04%)
     150,000     Caliper Technologies Corp.*                           2,418,750
     200,480     MiniMed, Inc.*                                        5,826,450
                                                                  --------------
                                                                       8,245,200
                                                                  --------------

Medical - Wholesale Drugs/Sundries (1.12%)
     236,430     Priority Healthcare Corp. - Class B*                  8,925,232
                                                                  --------------

Medical/Dental - Supplies (0.44%)
     487,620     Align Technology, Inc.*#                              3,535,245
                                                                  --------------

Medical/Dental/Services (1.49%)
     361,230     Accredo Health, Inc.*                                11,807,705
                                                                  --------------

Metal - Processing & Fabrication (1.66%)
     641,020     Maverick Tube Corp.*                                 13,205,012
                                                                  --------------

Oil & Gas - Drilling (8.00%)
     440,350     Marine Drilling Co., Inc.*                           11,735,327
     482,710     Patterson Energy, Inc.*                              15,265,703
     344,290     Precision Drilling Corp.*                            12,280,824
   1,023,780     Pride International, Inc.*                           24,325,012
                                                                  --------------
                                                                      63,606,866
                                                                  --------------

                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------
Common Stock (96.13%) - continued
Oil & Gas - Field Services (4.42%)
     612,640     Global Industries Ltd.*                          $    8,921,570
     252,050     Horizon Offshore, Inc.*                               6,238,237
     502,750     Stolt Offshore SA - ADR*                              7,415,562
     394,030     Veritas DGC, Inc.*                                   12,589,258
                                                                  --------------
                                                                      35,164,627
                                                                  --------------

Oil & Gas - Machinery & Equipment (2.25%)
     516,790     National-Oilwell, Inc.*                              17,896,437
                                                                  --------------

Oil & Gas - U.S. Exploration & Production (0.67%)
     319,570     Unit Corp.*                                           5,288,883
                                                                  --------------

Retail - Apparel/Shoe (4.05%)
     326,519     American Eagle Outfitters, Inc.*                      9,387,421
     217,650     bebe stores, inc.*                                    4,815,506
     162,500     Charlotte Russe Holding,Inc.*                         4,834,375
     479,270     Pacific Sunwear of California, Inc.*                 13,179,925
                                                                  --------------
                                                                      32,217,227
                                                                  --------------

Retail - Home Furnishings (1.57%)
     454,580     Linens 'n Things, Inc.*                              12,500,950
                                                                  --------------

Retail - Mail Order & Direct (0.06%)
      17,440     Williams-Sonoma, Inc.*                                  457,800
                                                                  --------------

Retail - Restaurants (2.57%)
     237,170     California Pizza Kitchen, Inc.*                       6,729,698
      89,300     Krispy Kreme Doughnuts, Inc.*                         3,214,800
     299,500     P.F. Chang's China Bistro, Inc.*                     10,482,500
                                                                  --------------
                                                                      20,426,998
                                                                  --------------

Retail - Super/Mini-Markets (1.42%)
     268,580     Whole Foods Market, Inc.*                            11,313,932
                                                                  --------------

Telecommunications - Equipment (3.00%)
     566,320     DMC Stratex Networks, Inc.*                           4,700,456
     147,920     Polycom, Inc.*                                        1,830,510
     736,880     Powerwave Technologies, Inc.*                        10,039,990
     228,070     Redback Networks, Inc.*                               2,983,155
     215,630     Triton Network Systems, Inc.*                         4,302,492
                                                                  --------------
                                                                      23,856,603
                                                                  --------------

Transportation - Airlines (0.73%)
     275,000     Atlantic Coast Airlines
                 Holdings,Inc.*                                        5,775,000
                                                                  --------------
Total Common Stock
(Cost $859,582,584)                                                  764,033,670
                                                                  --------------

Preferred Stock - Convertible (0.72%)
Computer - Peripheral Equipment (0.29%)
     665,000     Candescent Technologies Corp. -
                 Series E*@X                                           2,327,500
                                                                  --------------

22

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger Small Company
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------
Preferred Stock - Convertible (0.72%) - continued
Telecommunications - Equipment (0.43%)
     644,462     Cidera, Inc. - Series D*@X                       $    3,402,759
                                                                  --------------

Total Preferred Stock - Convertible
(Cost $9,296,220)                                                      5,730,259
                                                                  --------------

Repurchase Agreement (1.62%)
 $12,902,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $12,907,537 on
                 April 2, 2001, collateralized by
                 FHLMC Agency Note, 6.68% -
                 December 28, 2001 with a value
                 of $13,162,780                                       12,902,000
                                                                  --------------
Total Repurchase Agreement
(Cost $12,902,000)                                                    12,902,000
                                                                  --------------
Total Investments (Cost $881,780,804) (98.47%)                       782,665,929
Total Other Assets, Less Liabilities (1.53%)                          12,142,972
                                                                  --------------
Net Assets (100.00%)                                              $  794,808,901
                                                                  --------------

* Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
PLC - Public Limited Company.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the period ended March 31, 2001:

                                                                                     Change in
                                 Market Value      Purchases          Sales          Unrealized        Market Value
                                  9/30/2000         at Cost          at Cost        Appr./(Depr.)       3/31/2001
                                 ------------     ------------     ------------     -------------      ------------
Align Technology, Inc.                     --     $  6,876,055               --      $ (3,340,810)     $  3,535,245
Universal Electronics, Inc.      $ 30,856,719               --     $(10,022,468)       (7,819,876)       13,014,375
Ventana Medical Systems,Inc        19,927,495               --               --        (1,668,805)       18,258,690


                                  Dividend         Realized
                                   Income         Gain/(Loss)
                                 -----------     ------------
Align Technology, Inc.                    --               --
Universal Electronics, Inc.               --     $   (675,109)
Ventana Medical Systems,Inc               --               --

X Schedule of Restricted Securities and/or Illiquid Securities

                                                                     Fair Value
                            Date                         Fair          as a %
                          Acquired         Cost          Value      of Net Assets
                         ----------     ----------     ----------   -------------
Candescent
Technologies
Corp. -
Series E -
  Preferred Stock          5/1/1996     $3,657,500     $2,327,500           0.29%
Cidera, Inc. -
Series D -
  Preferred Stock          9/1/2000     $5,638,720     $3,402,759           0.43%

See notes to financial statements.

                       Berger Funds                                           23

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

                                Ticker Symbol - Investor Shares            BENGX
                                              - Institutional Shares       BNWIX
                                Fund Number   - Investor Shares              344
Berger New                                    - Institutional Shares         914
Generation Fund                 PORTFOLIO MANAGER COMMENTARY   MARK S.SUNDERHUSE
--------------------------------------------------------------------------------

Market Conditions

The six-month period ended March 31, 2001, is a painful one to review for U.S. stock market investors. The technology-heavy Nasdaq Composite Index has lost two-thirds of its value since reaching its peak just over a year ago. What started out as a correction in technology stocks broadened to all market sectors.

Growth stocks--whose valuations depend more on future sales and earnings than on current assets--have significantly underperformed value stocks, which had lower price/earnings ratios to begin with and are valued more for their current, tangible assets.

However, these are the kinds of conditions that have historically led to a good bottom in the stock market. Therefore, we regard current market conditions as a buying opportunity for the funds.

Berger growth portfolio managers do not try to time the market. We focus most of our attention on companies' leadership characteristics and their competitive and management strengths. We believe the strongest companies will gain market share from their competitors during this period of economic weakness and will be among the first to be revalued up when the stock market recovers.

Fund Performance

The Berger New Generation Fund (the "Fund") had a very difficult six months. The Fund dropped 67.90% (Investor Shares) and 67.75% (Institutional Shares) compared with declines of 49.90% in the Nasdaq Composite Index(1) and 18.74% in its benchmark, the Standard & Poor's (S&P) 500 Index.(2)

This extremely disappointing return is attributable partially to the Fund's investment strategy of investing in promising growth companies of tomorrow. The companies we seek are innovators; most are small- to mid-sized, and some are less than three years old. We buy stocks in companies based on their potential over a multi-year period to develop products and services that will meet future demand. Some market environments favor these innovative growth companies; some, like the one we experienced the past six months, do not. Macro-economic factors such as a slowing economy and anemic corporate profit growth have caused investors to question the ability of companies to sustain even their near-term growth rates, much less to grow long term. Despite their negative returns, we are encouraged by the strength of our holdings' fundamentals and believe in their growth prospects.

Holdings in our two largest sectors, technology and healthcare, contributed to the majority of the Fund's underperformance. Given our investment strategy, it is not surprising that we are heavily weighted in technology companies. They make up the majority of innovators today. Technology has been beaten down, taking companies with good fundamentals, as well as those with bad, down with it. ONI Systems Corp., Sonus Networks, Inc. and CIENA Corp., our largest technology holding, suffered this period. Looking forward, however, we are optimistic about their revenue prospects. Given the recent beating that wireless companies such as Openwave Systems, Inc. and Powerwave Technologies, Inc. have taken, we remain cautious on our near-term outlook, but believe they have tremendous upside potential.

Biotechnology makes up a large portion of our healthcare holdings. Pharmaceuticals are one of the few areas that sustained research and development spending despite market volatility and dismal consumer and business confidence. We believe drug discovery represents one of the most robust environments for innovation. Therefore, even though Genentech, Inc. and Medarex, Inc. had losses this reporting period, we took advantage of price weakness to increase our weighting in both stocks.

We reduced our energy weighting slightly this period. We still like select energy stocks, however, and saw gains in Marine Drilling Co., Inc., Precision Drilling Corp. and Western Gas Resources, Inc.

Outlook

The current economic outlook and stock market climate are characterized by fear, uncertainty and doubt. The economy has slowed precipitously, and the stock market is down substantially. Expectations for corporate profits growth are still declining, as most earnings news continues to be negative. However, the Federal Reserve Board has lowered interest rates three times this period, which should have a positive impact at some point. Also, historically, the stock market bottoms before a turn in the economy is evident. Thus we are optimistic and believe the current environment presents a great buying opportunity because valuations have become very attractive. We are spending more time evaluating the management strengths and business plans of our holdings and potential holdings. Our goal, as always, is to invest in companies in any industry or sector, including technology, that we believe have a significant edge over their competitors and/or strong demand potential for their products and services. We are confident our strategy will be rewarding as the market rebounds.

Past performance is no guarantee of future results.

(1) The Nasdaq Composite Index is an unmanaged index, which consists of the common stocks of over 5000 companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

24

Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger New Generation Fund -
Investor Shares(*)

Comparison of Change in Value of Berger New Generation Fund;
Investor Shares vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                  (70.84)%
Five Year                                   8.63%
Life of Fund (3/29/96)                      8.61%

Berger New Generation Fund-
Investor Shares             $15,128
S&P 500 Index               $19,436

[GRAPH]
--------------------------------------------------------------------------------

Berger New Generation Fund -
Institutional Shares(*)

Comparison of Change in Value of Berger New Generation Fund;
Institutional Shares vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                  (70.66)%
Three Year                                  8.55%
Life of Fund (3/29/96)                      8.53%

Berger New Generation Fund-
Institutional Shares             $376,810
S&P 500 Index                    $485,900

[GRAPH]

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                       Berger Funds                                           25

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger New
Generation Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2000
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (87.80%)
Commercial Services - Schools (1.02%)
     117,720     Edison Schools, Inc.*                            $    2,383,830
                                                                  --------------

Computer - Manufacturers (4.06%)
     320,170     Avici Systems, Inc.*                                  2,561,360
     801,950     Concurrent Computer Corp.*                            5,012,187
     230,950     Palm, Inc.*                                           1,941,423
                                                                  --------------
                                                                       9,514,970
                                                                  --------------

Computer - Memory Devices (2.19%)
      96,200     EMC Corp.*                                            2,828,280
     137,350     Network Appliance, Inc.*                              2,309,196
                                                                  --------------
                                                                       5,137,476
                                                                  --------------

Computer - Networking (3.26%)
     266,226     McDATA Corp. - Class A*                               5,025,015
      44,130     McDATA Corp. - Class B*                               1,000,509
     294,670     Tricord Systems, Inc.*                                1,620,685
                                                                  --------------
                                                                       7,646,209
                                                                  --------------

Computer - Optical Recognition (0.69%)
      62,290     Optimal Robotics Corp.*                               1,623,433
                                                                  --------------

Computer - Services (1.37%)
     291,820     StorageNetworks, Inc.*                                3,210,020
                                                                  --------------

Computer Software - Enterprise (5.38%)
     201,900     Adept Technology, Inc.*                               2,826,600
      92,870     Documentum, Inc.*                                     1,021,570
     116,470     Manugistics Group, Inc.*                              2,132,856
      27,500     Micromuse, Inc.*                                      1,039,225
     164,990     Nuance Communications, Inc.*                          1,656,499
     206,300     SpeechWorks International,Inc.*                       1,353,843
      55,510     VERITAS Software Corp.*                               2,566,782
                                                                  --------------
                                                                      12,597,375
                                                                  --------------

Computer Software - Medical (0.56%)
     315,880     Genomica Corp.*                                       1,303,005
                                                                  --------------

Computer Software - Security (0.96%)
      10,740     Check Point Software
                 Technologies Ltd.*                                      510,150
      63,740     Internet Security Systems, Inc.*                      1,743,886
                                                                  --------------
                                                                       2,254,036
                                                                  --------------

Diversified Operations (0.80%)
      46,700     AOL Time Warner, Inc.*                                1,875,005
                                                                  --------------

Electrical - Equipment (0.72%)
      16,200     Furukawa Electric Co., Ltd. -
                 Unspon. ADR*                                          1,680,557
                                                                  --------------

                                                                  March 31, 2000
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (87.80%) - continued
Electronics - Laser Systems/Components (0.53%)
      97,250     Lightpath Technologies, Inc. -
                 Class A*                                         $    1,252,093
                                                                  --------------

Electronics - Measuring Instruments (1.29%)
     159,730     Zygo Corp.*                                           3,024,886
                                                                  --------------

Electronics - Miscellaneous Components (0.73%)
     141,054     Marvell Technology Group Ltd.*                        1,701,463
                                                                  --------------

Electronics - Miscellaneous Products (1.65%)
     112,490     Aeroflex,Inc.*                                        1,160,053
      93,924     Gemstar - TV Guide
                 International, Inc.*                                  2,700,315
                                                                  --------------
                                                                       3,860,368
                                                                  --------------

Electronics - Scientific Instruments (0.78%)
      65,860     Applera Corp. - Applied
                 Biosystems Group                                      1,827,615
                                                                  --------------

Electronics - Semiconductor Manufacturing (2.68%)
      59,400     Centillium Communications, Inc.*                      1,451,587
      71,600     Globespan, Inc.*                                      1,566,250
     109,240     TriQuint Semiconductor, Inc.*                         1,618,117
      68,700     Vitesse Semiconductor Corp.*                          1,635,918
                                                                  --------------
                                                                       6,271,872
                                                                  --------------

Fiber Optic Components (5.04%)
      95,240     Avanex Corp.*                                         1,006,686
      89,230     CIENA Corp.*                                          3,714,229
     483,370     Corvis Corp.*                                         3,398,695
     189,480     ONI Systems Corp.*                                    3,694,860
                                                                  --------------
                                                                      11,814,470
                                                                  --------------

Fiber Optic Networks (0.53%)
     226,020     Metromedia Fiber Network, Inc.*                       1,238,589
                                                                  --------------

Finance - Consumer/Commercial Loans (0.58%)
      42,140     Americredit Corp.*                                    1,366,600
                                                                  --------------

Financial Services - Miscellaneous (0.76%)
      60,530     Checkfree Corp.*                                      1,781,851
                                                                  --------------

Internet - E*Commerce (4.35%)
      66,980     eBay, Inc.*                                           2,423,838
     752,520     NextCard, Inc.*                                       7,760,362
                                                                  --------------
                                                                      10,184,200
                                                                  --------------

Internet - ISP/Content (2.16%)
     653,970     At Home Corp. - Series A*                             2,929,785
     814,590     VIA NET.WORKS, Inc.*                                  2,138,298
                                                                  --------------
                                                                       5,068,083
                                                                  --------------

26

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger New
Generation Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (87.80%) - continued
Internet - Network Security/Solutions (1.19%)
      78,700     VeriSign, Inc.*                                  $    2,788,931
                                                                  --------------

Internet - Software (8.30%)
      72,630     BEA Systems, Inc.*                                    2,133,506
     375,390     Docent, Inc.*                                         1,243,479
     393,500     Liberate Technologies, Inc.*                          3,270,968
     159,400     OpenTV Corp.*                                         1,514,300
      80,300     Openwave Systems, Inc.*                               1,593,152
     421,110     Portal Software, Inc.*                                3,553,115
     126,620     Quest Software, Inc.*                                 2,247,505
     117,640     Retek, Inc.*                                          2,213,102
     440,350     Vitria Technology, Inc.*                              1,678,834
                                                                  --------------
                                                                      19,447,961
                                                                  --------------

Medical - Biomedical/Genetics (13.22%)
      60,160     Aviron*                                               2,500,400
      80,710     Celgene Corp.*                                        2,017,750
      62,780     Cephalon, Inc.*                                       3,017,363
     127,970     Genentech, Inc.*                                      6,462,485
     131,730     Illumina,Inc.*                                          930,343
     190,430     Immunex Corp.                                         2,725,529
      71,120     Invitrogen Corp.*                                     3,900,932
     246,820     Medarex, Inc.*                                        4,118,808
     147,940     Medimmune, Inc.*                                      5,307,347
                                                                  --------------
                                                                      30,980,957
                                                                  --------------

Medical - Ethical Drugs (2.62%)
     175,110     Inhale Therapeutic Systems, Inc.                      3,742,976
     106,590     Pharmacyclics, Inc.*                                  2,398,275
                                                                  --------------
                                                                       6,141,251
                                                                  --------------

Medical - Instruments (3.31%)
     333,600     Ventana Medical Systems, Inc.*                        7,756,200
                                                                  --------------

Medical - Products (2.62%)
     106,140     Caliper Technologies Corp.*                           1,711,507
     152,710     MiniMed, Inc.*                                        4,438,134
                                                                  --------------
                                                                       6,149,641
                                                                  --------------

Medical - Wholesale Drugs/Sundries (0.52%)
     240,330     Allscripts, Inc.*                                     1,208,859
                                                                  --------------
Oil & Gas - Drilling (2.94%)

     533,680     Grey Wolf, Inc.*                                      3,468,920
      47,410     Marine Drilling Co., Inc.*                            1,263,476
      26,190     Noble Drilling Corp.*                                 1,208,930
      26,660     Precision Drilling Corp.*                               950,962
                                                                  --------------
                                                                       6,892,288
                                                                  --------------

                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------

Common Stock (87.80%) - continued
Oil & Gas - Machinery & Equipment (2.06%)
     219,120     Grant Prideco, Inc.*                             $    3,768,864
      30,750     National-Oilwell, Inc.*                               1,064,872
                                                                  --------------
                                                                       4,833,736
                                                                  --------------

Oil & Gas - Production/Pipeline (0.32%)
      23,090     Western Gas Resources,Inc                               744,652
                                                                  --------------

Telecommunications - Equipment (8.44%)
     113,410     Acterna Corp.*                                          680,460
     348,710     DMC Stratex Networks, Inc.*                           2,894,293
     414,800     Next Level Communications, Inc.*                      2,177,700
     194,990     Powerwave Technologies, Inc.*                         2,656,738
     126,720     Redback Networks, Inc.*                               1,657,497
      82,920     Scientific-Atlanta, Inc.*                             3,448,642
     172,870     Sonus Networks, Inc.*                                 3,449,296
     355,550     Western Multiplex Corp. - Class A*                    2,799,956
                                                                  --------------
                                                                      19,764,582
                                                                  --------------

Telecommunications - Services (0.17%)
     241,450     Liberty Satellite & Technology, Inc.*                   407,446
                                                                  --------------
Total Common Stock
(Cost $383,333,145)                                                  205,734,510
                                                                  --------------

Corporate Debt - Convertible (3.17%)
Computer - Services (3.17%)
  $4,984,000     Cyras Systems, Inc. - 144A
                 4.50%, 8/15/2005                                      5,619,460
   2,000,000     Kestrel Solutions - 144A
                 5.50%, 7/15/2005                                      1,800,000
                                                                  --------------
                                                                       7,419,460
                                                                  --------------
Total Corporate Debt - Convertible
(Cost $7,577,640)                                                      7,419,460
                                                                  --------------

Preferred Stock - Convertible (3.42%)
Internet - ISP/Content (1.52%)
     396,417     netLibrary, Inc. - Series C*@X                        3,567,753
                                                                  --------------

Telecommunications - Equipment (1.90%)
     371,550     Cidera, Inc. - Series D*@X                            1,961,784
     173,950     LuxN, Inc. - Series E*@X                              2,487,485
                                                                  --------------
                                                                       4,449,269
                                                                  --------------
Total Preferred Stock - Convertible
(Cost $10,738,366)                                                     8,017,022
                                                                  --------------

                       Berger Funds                                           27

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Par Value                                                                  Value
---------                                                         --------------
Repurchase Agreement (4.40%)
 $10,299,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $10,303,420 on
                 April 2, 2001, collateralized by
                 FHLMC Agency Note, 6.68% -
                 December 28, 2001 with a value of
                 $10,505,697                                        $ 10,299,000
                                                                    ------------
Total Repurchase Agreement
(Cost $10,299,000)                                                    10,299,000
                                                                    ------------
Total Investments (Cost $411,948,151) (98.79%)                       231,469,992
Total Other Assets, Less Liabilities (1.21%)                           2,836,177
                                                                    ------------
Net Assets (100.00%)                                                $234,306,169
                                                                    ------------

* Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
144A - Resale is restricted to qualified institutional buyers.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

X Schedule of Restricted Securities and/or Illiquid Securities

                                                                    Fair Value
                        Date                          Fair            as a %
                      Acquired         Cost           Value        of Net Assets
                     ----------     ----------      ----------     -------------

netLibrary, Inc. -
Series C -
 Preferred Stock     10/12/1999     $5,000,005      $3,567,753         1.52%
Cidera , Inc. -
Series D -
  Preferred Stock      9/1/2000     $3,250,876      $1,961,784         0.84%
LuxN, Inc. -
Series E -
  Preferred Stock    12/20/2000     $2,487,485      $2,487,485         1.06%

See notes to financial statements.

28

Berger Funds o March 31, 2001 Combined Semi-Annual Report

                            Ticker Symbol                                  BESLX
                            Fund Number                                      214
                            PORTFOLIO MANAGER COMMENTARY           JAY W. TRACEY
                                                                STEVEN L. FOSSEL
Berger                                                           PAUL A. LAROCCO
Select Fund                                                   MARK S. SUNDERHUSE
--------------------------------------------------------------------------------

Market Conditions

The six-month period ended March 31, 2001, is a painful one to review for U.S. stock market investors. The technology-heavy Nasdaq Composite Index has lost two-thirds of its value since reaching its peak just over a year ago. What started out as a correction in technology stocks broadened to all market sectors.

Growth stocks--whose valuations depend more on future sales and earnings than on current assets--have significantly underperformed value stocks, which had lower price/earnings ratios to begin with and are valued more for their current, tangible assets.

However, these are the kinds of conditions that have historically led to a good bottom in the stock market. Therefore, we regard current market conditions as a buying opportunity for the funds.

Berger growth portfolio managers do not try to time the market. We focus most of our attention on companies' leadership characteristics and their competitive and management strengths. We believe the strongest companies will gain market share from their competitors during this period of economic weakness and will be among the first to be revalued up when the stock market recovers.

Fund Performance

The Berger Select Fund (the "Fund") was down 53.14% in the six-month period ended March 31, 2001, compared with an 18.74% decline in its benchmark, the S&P 500 Index.(1) This underperformance was due to the Fund's overweighted position in technology and to weak performance of the Fund's technology and healthcare holdings relative to those in the S&P 500 Index.

The Fund suffered from significant declines in the shares of leading technology companies that fall primarily into three areas: (1) optical networking, e.g. CIENA Corp., Corning, Inc. and ONI Systems Corp.; (2) storage, e.g., EMC Corp. and Brocade Communications Systems, Inc.; and (3) enterprise software, e.g., VeriSign, Inc. and Agile Software Corp. These companies were more economically sensitive than previously estimated and were highly valued relative to their leadership characteristics and growth prospects. Although we reduced our technology exposure this period, we continue to hold carefully selected companies that have retained or extended their leadership positions in promising areas of technology. While near-term revenue and earnings visibility for even the best-positioned technology companies is poor, we believe the long-term growth prospects are still bright for the companies we own. In our view, expectations for such companies have come down dramatically, in tandem with their stock prices, creating the opportunity for a significant rebound once the worst of the bad news has passed. One bright spot in the portfolio was Scientific-Atlanta, Inc., which advanced in the first quarter 2001 on the strength of increasing demand for digital set-top boxes by cable TV companies. Scientific-Atlanta is one of the few technology companies that has not seen a slowdown in its business over the past six months.

Healthcare stocks were less weak than those in technology, but results were mixed. Defensive healthcare services and some medical devices stocks held up well, while more aggressive biotechnology stocks were hit. The Fund suffered from declines in the shares of leading biotechnology companies including Genentech, Inc. and Amgen, Inc., which still have good fundamentals, and Immunex Corp., which reported disappointing clinical trial results near the end of the first quarter 2001. In general, we remain optimistic about healthcare, and we increased our exposure to the sector this period.

We remain overweighted in energy and, in fact, significantly increased our holdings in this sector over the last six months. We are particularly enthusiastic about the prospects for oil services companies such as Nabors Industries, Inc., Weatherford International, Inc., ENSCO International, Inc. and Grant Prideco, Inc. The revenue and earnings outlook for these companies over the next several quarters is among the strongest we can find, driven by increases in capital expenditures by integrated oil and gas companies this calendar year.

Outlook

The current economic outlook and stock market climate are characterized by fear, uncertainty and doubt. The economy has slowed precipitously, and the stock market is down substantially. Expectations for corporate profits growth are still declining, as most earnings news continues to be negative. However, the Federal Reserve Board has lowered interest rates three times this period, which should have a positive impact at some point. Also, historically, the stock market bottoms before a turn in the economy is evident. Thus we are optimistic and believe the current environment presents a great buying opportunity because valuations have become very attractive. We are confident that our strategy to be positioned in the strongest, most attractive companies we can find in any industry or sector, including technology, will be rewarding as the market rebounds.



Past performance is no guarantee of future results.

(1)The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                       Berger Funds                                           29

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Select Fund

Comparison of Change in Value of Berger Select Fund vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                 (56.72)%
Life of Fund (12/31/97)                   12.85%

Berger Select Fund          $14,811
S&P 500 Index               $12,470

[GRAPH]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                       March 31, 2001
                                                       --------------
Shares                                                          Value
------                                                 --------------
Common Stock (99.18%)
Computer - Local Networks (2.33%)
      25,000     Juniper Networks, Inc.*               $      949,000
                                                       --------------
Computer - Memory Devices (3.61%)
      50,000     EMC Corp.*                                 1,470,000
                                                       --------------
Computer - Networking (2.78%)
      60,000     McDATA Corp. - Class A*                    1,132,500
                                                       --------------
Diversified Operations (7.22%)
      68,000     Tyco International Ltd.                    2,939,640
                                                       --------------
Electronics - Semiconductor Manufacturing (2.85%)
      53,000     Globespan, Inc.*                           1,159,375
                                                       --------------
Fiber Optic Components (6.19%)
      31,000     CIENA Corp.*                               1,290,375
      36,000     Corning, Inc.                                744,840
      25,000     ONI Systems Corp.*                           487,500
                                                       --------------
                                                            2,522,715
                                                       --------------

                                                       March 31, 2001
Shares                                                          Value
------                                                 --------------
Common Stock (99.18%) - continued
Internet - E*Commerce (7.14%)
     281,880     NextCard, Inc.*                       $    2,906,888
                                                       --------------
Internet - Network Security/Solutions (3.48%)
      40,000     VeriSign, Inc.*                            1,417,500
                                                       --------------
Internet - Software (1.35%)
      50,000     Agile Software Corp.*                        550,781
                                                       --------------
Media - Radio/TV (4.07%)
      72,000     Pegasus Communications Corp.*              1,656,000
                                                       --------------
Medical - Biomedical/Genetics (11.79%)
      25,000     Amgen, Inc.*                               1,504,687
      54,000     Genentech, Inc.*                           2,727,000
      40,000     Immunex Corp.*                               572,500
                                                       --------------
                                                            4,804,187
                                                       --------------
Medical - Products (3.31%)
      30,000     Guidant Corp.*                             1,349,700
                                                       --------------

30

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger
Select Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------

Common Stock (99.18%) - continued
Oil & Gas - Drilling (11.36%)
      60,000     ENSCO International, Inc.                        $    2,100,000
      48,800     Nabors Industries, Inc.*                              2,529,792
                                                                  --------------
                                                                       4,629,792
                                                                  --------------

Oil & Gas - Machinery & Equipment (9.28%)
      75,000     Grant Prideco, Inc.*                                  1,290,000
      50,500     Weatherford International, Inc.*                      2,492,175
                                                                  --------------
                                                                       3,782,175
                                                                  --------------

Telecommunications - Equipment (7.60%)
      30,000     Redback Networks, Inc.*                                 392,400
      65,000     Scientific-Atlanta, Inc.                              2,703,350
                                                                  --------------
                                                                       3,095,750
                                                                  --------------

Telecommunications - Services (7.57%)

      88,000     Qwest Communications
                 International, Inc.*                                  3,084,400
                                                                  --------------

Utility - Electric Power (7.25%)
      67,000     Constellation Energy Group, Inc.                      2,954,700
                                                                  --------------
Total Common Stock
(Cost $50,870,059)                                                    40,405,103
                                                                  --------------

Repurchase Agreement (1.06%)
    $433,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $433,186 on
                 April 2, 2001, collateralized by
                 FNMA Agency Note, 6.00% -
                 November 15, 2001 with a value
                 of $443,476                                             433,000
                                                                  --------------
Total Repurchase Agreement
(Cost $433,000)                                                          433,000
                                                                  --------------
Total Investments (Cost $51,303,059) (100.24%)                        40,838,103
Total Other Assets, Less Liabilities (-0.24%)                            (97,403)
                                                                  --------------
Net Assets (100.00%)                                              $   40,740,700
                                                                  --------------

* Non-income producing security.
FNMA - Federal National Mortgage Association.

See notes to financial statements.

                       Berger Funds                                           31

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

                              Ticker Symbol - Investor Shares              BINVX
                                            - Institutional Shares         BINFX
                              Fund Number   - Investor Shares                912
                                            - Institutional Shares           913
Berger Information
Technology Fund               PORTFOLIO MANAGER COMMENTARY  WILLIAM F. K. SCHAFF
--------------------------------------------------------------------------------

Market Conditions

The six-month period ended March 31, 2001, is a painful one to review for U.S. stock market investors. The technology-heavy Nasdaq Composite Index has lost two-thirds of its value since reaching its peak just over a year ago. What started out as a correction in technology stocks broadened to all market sectors.

Growth stocks--whose valuations depend more on future sales and earnings than on current assets--have significantly underperformed value stocks, which had lower price/earnings ratios to begin with and are valued more for their current, tangible assets.

However, these are the kinds of conditions that have historically led to a good bottom in the stock market. Therefore, we regard current market conditions as a buying opportunity for the funds.

Berger growth portfolio managers do not try to time the market. We focus most of our attention on companies' leadership characteristics and their competitive and management strengths. We believe the strongest companies will gain market share from their competitors during this period of economic weakness and will be among the first to be revalued up when the stock market recovers.

Fund Performance

The Berger Information Technology Fund (the "Fund") was down 61.46% (Investor Shares) and 61.35% (Institutional Shares) for the six-month period ended March 31, 2001. In comparison, the Fund's benchmark, the Wilshire 5000 Equity Index, declined 21.39%.(1)

As our shareholders know, the Fund emphasizes products and services used by corporate information technology departments. Therefore, services and software make up a high proportion of our investments. Unfortunately, even though many of the software companies we own are profitable and have strong balance sheets, their share prices suffered as much or more so than the broader technology group. While this may seem strange to some investors, it clearly illustrates how investor psychology can wreak havoc on short-term pricing.

One of our largest positions and best performing stocks during this reporting period was First Data Corp., a leading transaction-processing company and a relatively "low-tech" technology company compared with other holdings in our portfolio. After being heavily beaten down in the fourth quarter 2000, Compuware Corp. and Dell Computer Corp. were strong performers in the first quarter 2001. So was another well-known name that suffered in the fourth quarter 2000:
Microsoft Corp. was up nicely as it recovered from the overhang of the antitrust lawsuit.

Unfortunately, the number of stocks that lost value far outnumbered those that gained, and they were found in all sub-sectors of technology, including some market leaders in the storage, e-commerce, networking, optical equipment, wireless and semiconductor industries. Fund holdings that experienced steep declines included Brocade Communications Systems, Inc. and Applied Micro Circuits Corp.

Primarily because of price depreciation, our top five holdings have changed over the last six months. In fact, none of these stocks were among our top 10 holdings on September 30, 2000. First Data Corp. is now our largest position. Symantec Corp., an enterprise anti-virus software company, holds down the number two position. The rest of the top five are filled out by International Business Machines Corp., Check Point Software Technologies Ltd. and Advent Software, Inc.

Outlook

The current economic outlook and stock market climate are characterized by fear, uncertainty and doubt. The economy has slowed precipitously, and the stock market is down substantially. Expectations for corporate profits growth are still declining, as most earnings news continues to be negative. However, the Federal Reserve Board has lowered interest rates three times this period, which should have a positive impact at some point. Also, historically, the stock market bottoms before a turn in the economy is evident. Downturns are a wonderful time to improve the quality of the portfolio and distinguish winners from losers. The best companies usually take advantage of downturns to come out stronger on the other side. Thus we are optimistic and believe the current environment presents a great buying opportunity because valuations have become very attractive. We are confident that our strategy to be positioned in the strongest, most attractive technology companies we can find will be rewarding as the market rebounds.

Past performance is no guarantee of future results.

(1) The Wilshire 5000 Index measures the performance of all U.S.-headquartered equity securities with readily available price data. More than 7,000 capitalization weighted security returns are used to adjust the index. One cannot invest directly in an index.

32

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Performance Overview
--------------------------------------------------------------------------------

Berger Information Technology Fund -
Investor Shares*

Comparison of Change in Value of Berger Information Technology Fund; Investor Shares vs. Wilshire 5000 Index

[GRAPH]

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                 (63.64)%
Life of Fund (4/8/97)                     24.34%

Berger Information Technology Fund -
Investor Shares             $23,800
Wilshire 5000 Index         $15,319
--------------------------------------------------------------------------------

Berger Information Technology Fund -
Institutional Shares*

Comparison of Change in Value of Berger Information Technology Fund; Institutional Shares vs. Wilshire 5000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                 (63.44)%
Life of Fund (4/8/97)                     24.99%

[GRAPH]

Berger Information Technology Fund -
Institutional Shares        $607,484
Wilshire 5000 Index         $382,967

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data for the Investor Shares include periods prior to the adoption of class designations on July 2, 1999, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return.

                       Berger Funds                                           33

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger Information
Technology Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------

Common Stock (93.11%)
Commercial Services - Advertising (2.88%)
      40,500     TMP Worldwide, Inc.*                             $    1,521,281
                                                                  --------------

Commercial Services - Security/Safety (1.69%)
     105,100     Indentix, Inc.*                                         891,248
                                                                  --------------

Computer - Integrated Systems (1.19%)
      27,130     Wind River Systems, Inc.*                               630,772
                                                                  --------------

Computer - Local Networks (1.81%)
      25,500     Cisco Systems, Inc.*                                    403,218
      14,600     Juniper Networks, Inc.*                                 554,216
                                                                  --------------
                                                                         957,434
                                                                  --------------

Computer - Manufacturers (5.99%)
       6,800     Dell Computer Corp.*                                    174,675
      21,900     International Business Machines Corp.                 2,106,342
      11,000     NCR Corp.*                                              429,330
      29,720     Sun Microsystems, Inc.*                                 456,796
                                                                  --------------
                                                                       3,167,143
                                                                  --------------

Computer - Memory Devices (2.27%)
      40,830     EMC Corp.*                                            1,200,402
                                                                  --------------

Computer - Networking (3.09%)
      10,600     Brocade Communication Systems, Inc.*                    221,434
      96,380     Cabletron Systems, Inc.*                              1,243,302
       1,502     McDATA Corp. - Class A*                                  28,350
       6,170     McDATA Corp. - Class B*                                 139,885
                                                                  --------------
                                                                       1,632,971
                                                                  --------------

Computer - Services (8.32%)
      12,000     American Management Systems, Inc.*                      219,750
      15,980     Automatic Data Processing, Inc.                         868,992
      14,800     Cognizant Technology Solutions Corp. *                  444,925
      19,455     Electronic Data Systems Corp.                         1,086,756
      10,400     Fiserv, Inc.*                                           467,350
      52,800     StorageNetworks,Inc.*                                   580,800
      14,800     Sungard Data Systems,Inc.*                              728,604
                                                                  --------------
                                                                       4,397,177
                                                                  --------------

Computer Software - Desktop (5.98%)
      17,200     Microsoft Corp.*                                        940,625
      53,075     Symantec Corp.*                                       2,219,198
                                                                  --------------
                                                                       3,159,823
                                                                  --------------

Computer Software - Educational/Entertainment (1.59%)
      37,800     Smartforce PLC - Spon. ADR*                             838,687
                                                                  --------------

Computer Software - Enterprise (19.28%)
      41,600     Actuate Corp.*                                          397,800
       9,300     Business Objects SA*                                    287,137
      33,100     Computer Associates International, Inc.                 900,320
      25,000     Compuware Corp.*                                        243,750

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------

Common Stock (93.11%) - continued
Computer Software - Enterprise (19.28%) - continued
      45,500     Documentum,Inc.*                                 $      500,500
       9,000     Filenet Corp.*                                          141,187
      13,593     Hyperion Solutions Corp.*                               219,200
      59,300     i2 Technologies, Inc.*                                  859,850
      50,000     Intertrust Technologies, Inc.*                          225,000
       7,500     Manugistics Group, Inc.*                                137,343
      22,400     Mercury Interactive Corp.*                              938,000
      82,940     Oracle Corp.*                                         1,242,441
      60,400     Rational Software Corp.*                              1,072,100
      41,500     SeeBeyond Technology Corp.*                             529,125
      25,000     SERENA Software, Inc.*                                  228,125
      40,000     Siebel Systems, Inc.*                                 1,088,000
      25,495     VERITAS Software Corp.*                               1,178,888
                                                                  --------------
                                                                      10,188,766
                                                                  --------------

Computer Software - Finance (5.72%)
      35,600     Advent Software, Inc.*                                1,577,525
      52,180     Intuit, Inc.*                                         1,447,995
                                                                  --------------
                                                                       3,025,520
                                                                  --------------

Computer Software - Security (4.15%)
      34,050     Check Point Software
                 Technologies Ltd.*                                    1,617,375
      21,000     Internet Security Systems, Inc.*                        574,546
                                                                  --------------
                                                                       2,191,921
                                                                  --------------

Electronics - Semiconductor Manufacturing (5.49%)
      10,200     Analog Devices, Inc.*                                   369,648
      29,850     Applied Micro Circuits Corp.*                           492,525
       7,800     Broadcom Corp. - Class A*                               225,420
       7,000     Intel Corp.                                             184,187
       6,400     PMC-Sierra, Inc.*                                       162,560
      18,740     Texas Instruments, Inc.                                 580,565
      16,800     TriQuint Semiconductor, Inc.                            248,850
      18,200     Xilinx, Inc.*                                           639,275
                                                                  --------------
                                                                       2,903,030
                                                                  --------------

Fiber Optic Components (1.78%)
      10,700     CIENA Corp.*                                            445,387
      26,850     JDS Uniphase Corp.*                                     495,046
                                                                  --------------
                                                                         940,433
                                                                  --------------

Financial Services - Miscellaneous (6.24%)
      30,000     CheckFree Corp.*                                        883,125
      40,450     First Data Corp.                                      2,415,269
                                                                  --------------
                                                                       3,298,394
                                                                  --------------

Internet - Network Security/Solutions (3.53%)
      47,250     RSA Security, Inc.*                                   1,166,484
      65,500     Sapient Corp.*                                          470,781
       6,400     VeriSign, Inc.*                                         226,800
                                                                  --------------
                                                                       1,864,065
                                                                  --------------

34

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger Information
Technology Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------

Common Stock (93.11%) - continued
Internet - Software (4.79%)
      47,560     BEA Systems, Inc.*                               $    1,397,075
      66,500     Interwoven, Inc.*                                       669,156
      22,270     Webmethods, Inc.*                                       464,886
                                                                  --------------
                                                                       2,531,117
                                                                  --------------

Telecommunications - Cellular (0.78%)
      21,600     AT&T Wireless Group*                                    414,288
                                                                  --------------

Telecommunications - Equipment (3.90%)
       8,800     Comverse Technology, Inc.*                              518,232
      38,461     Motorola, Inc.                                          548,453
      26,260     Nokia Corp. - Spon. ADR                                 630,240
      27,920     Virata Corp.*                                           364,705
                                                                  --------------
                                                                       2,061,630
                                                                  --------------

Telecommunications - Services (2.64%)
      47,000     Intermedia Communications, Inc.*                        816,625
      24,000     McLeodUSA, Inc. - Class A*                              207,750
      10,548     Qwest Communications
                 International, Inc.*                                    369,707
                                                                  --------------
                                                                       1,394,082
                                                                  --------------
Total Common Stock
(Cost $73,696,485)                                                    49,210,184
                                                                  --------------

Repurchase Agreement (4.43%)
  $2,341,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $2,342,005 on
                 April 2, 2001, collateralized by
                 FNMA Agency Note, 6.00% -
                 November 15, 2001 with a value of
                 $2,392,709                                            2,341,000
                                                                  --------------
Total Repurchase Agreement
(Cost $2,341,000)                                                      2,341,000
                                                                  --------------
Total Investments (Cost $76,037,485) (97.54%)                         51,551,184
Total Other Assets, Less Liabilities (2.46%)                           1,301,601
                                                                  --------------
Net Assets (100.00%)                                              $   52,852,785
                                                                  --------------

* Non-income producing security.
ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.

See notes to financial statements.

                       Berger Funds                                           35

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

                            Ticker Symbol                                  BBINX
Berger                      Fund Number                                      349
International Fund          PORTFOLIO MANAGER COMMENTARY  BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
--------------------------------------------------------------------------------

Market Conditions

The six-month period beginning October 2000 gave equity investors little to celebrate. Markets that posted positive performance for the fourth quarter began retreating in the first. At the close of 2000, nine developed markets had positive performance for the quarter. Only two of the 22 countries represented in the MSCI World index recorded positive performance in the first quarter 2001.

The decline in U.S. imports caused the European industrial sector to begin losing momentum toward the end of the year, and had an even more dramatic impact in the first quarter. The MSCI Europe ex-UK index declined by 16.86% during the first quarter with major markets such as France and Germany falling by double digits. The MSCI UK index ended the quarter down 12.30%. The UK economy is slowing in line with its EU partners, but less than the U.S. Throughout the six-month period, consumer confidence remained close to its highs as a result of lower unemployment, personal tax cuts in many European countries and a continued low level of interest rates. Consumer confidence rose again in January as a result of sustained retail sales volume growth.

The Japanese market experienced a very poor fourth quarter and continued to weaken throughout the first quarter of 2001. The benchmark Nikkei index hit a 16-year low during February before recovering slightly in March. Despite this uptick, the MSCI Japan index ended the period down 8.36%.

The rest of Asia also posted negative numbers for the period. The MSCI Pacific ex-Japan index declined by 11.63%. Australia's economy contracted by 0.6% in the fourth quarter of 2000--the first contraction since the 1991 recession. Consumer confidence figures for this region are at their lowest levels since 1992.

Fund Performance

The Fund was down 16.06% during the period, versus a 15.92% decline for its benchmark, the Morgan Stanley Capital International (MSCI-EAFE) Index.(1) For two quarters in a row, telecommunication stocks contributed the most to the portfolio's negative performance. Leading this group was UK-quoted Vodafone Group PLC, the world's largest mobile phone operator. Cable & Wireless PLC also disappointed during the period after it warned that its core business was experiencing slowing revenues and tighter margins. The French-quoted telecom equipment manufacturer Alcatel SA also suffered after it lowered forecasts for first-quarter sales growth, citing cooling demand. On a brighter note, Telefonica SA outperformed its peers as it recovered from oversold levels.

After posting solid fourth-quarter performances, financial stocks turned around and contributed to the first-quarter's negative performance. Growth in personal savings products stalled after the first of the year, and some of the sector's bigger players suffered as a result of merger and acquisition activity. ING Groep NV's share price fell despite the fact that the Dutch-quoted company's profits rose by 24% during 2000. UK-quoted Prudential PLC also underperformed during the period. Its share price fell following its takeover bid for the U.S.' American General Corp. Prudential has proposed an all-share transaction valued in excess of $25 billion (U.S.). The market reacted negatively to the deal, and Prudential shares were marked down 20%. After quarter-end, U.S. insurer AIG launched a counter bid for American General Corp.

Pharmaceutical stocks followed a similar trend. After having been a strong performer during 2000, Japanese-quoted Takeda Chemical Industries Ltd. declined during the first quarter. Another of 2000's standouts that fell out of favor during the first quarter was the Franco-German life sciences company, Aventis SA. Roche Holding AG disappointed the market with its full-year results, and its share price suffered as a result.

Outlook

Uncertainties surrounding the global economy have clouded the outlook for equity markets. Prospects for equities depend on the outcome of the tug-of-war between earnings and interest rates. Barring a collapse in profits, we believe that stock valuations are more attractive than bonds at these levels.

Economic growth estimates are now forecasting a downturn for all regions, but we remain unconvinced that a recession will actually materialize. In Europe and the U.S., there is now low unemployment, falling interest rates, supportive bond yields, falling taxation and business-friendly governments. This not a typical recession scenario. As a result, we are optimistic that equity market performance is likely to improve as the year progresses.

Japan could represent a huge opportunity if meaningful restructuring actually takes place. The reporting season for Japanese companies began in April. We'll be looking for evidence of real commitment to restructuring, which is vital to any chance of a sustainable recovery.

Past performance is no guarantee of future results.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

36

Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger International Fund

Comparison of Change in Value of Berger International Fund vs. MSCI
EAFE Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                 (24.30)%
Five Year                                  5.70%
Ten Year                                   9.26%

Berger International Fund         $24,240
MSCI EAFE Index                   $18,258

[GRAPH]

Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                       Berger Funds                                           37

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

                         Ticker Symbol - Investor Shares                   BSCVX
                                       - Institutional Shares              BSVIX
                         Fund Number   - Investor Shares                     120
                                       - Institutional Shares                403
Berger Small Cap         PORTFOLIO MANAGER COMMENTARY          ROBERT H. PERKINS
Value Fund                                                     THOMAS M. PERKINS
--------------------------------------------------------------------------------

Market Conditions

At the start of the fourth quarter, it became increasingly clear that the economy was under pressure. With all components of the stock market beginning to struggle, value began to outperform growth, and lower risk became relative reward. As a flood of earnings preannouncements warned that earnings estimates were too high, stock picking became a critical success factor.

Small and mid cap value stocks, while not immune to earnings disappointments, generally held up because their prices already reflected modest investor expectations and they had not been bid up by speculative excesses. The valuations of these stocks are also reasonable relative to historic levels and intrinsic value. This is confirmed by continuing acquisition activity. Market performance this period has confirmed our philosophy that valuation does matter and sensitivity to valuation reduces risk.

Fund Performance

The Berger Small Cap Value Fund (the "Fund") posted a gain of 12.62% (Investor Shares) and 12.71% (Institutional Shares) for the six-month period ended March 31, 2001, compared with a 12.96% loss for its benchmark, the Russell 2000 Index.(1)

The Fund's relative outperformance is largely attributable to the avoidance of any meaningful company-specific blowups. We are being very selective in redeploying the Fund's large cash position. We fully expect the number of companies reporting disappointing earnings to accelerate, thereby presenting opportunities to put our cash to work.

We continue to believe that the most favorable risk/reward profile lies in the fallen growth area. Investors often forget that technology is a cyclical business, with corporate spending on technology being largely discretionary in nature. In a slowing economy, companies taper off their spending, which leads to ballooning inventories and inevitable earnings disappointments. We feel we are very near the trough of the current cycle and that there are a number of high-quality companies trading at historically low valuations that present attractive investment opportunities. These are companies with competitive technologies, trading 50% to 70% off their 52-week highs for two to three times net cash. Among the additions were Hyperion Solutions Corp., Electronics for Imaging, Inc., Natural Microsystems Corp., C-COR.net Corp., and Alpha Industries, Inc. The Fund also benefited from Xircom, Inc.'s acquisition by Intel Corp. for a 38% premium.

Telecommunications is another fallen growth area we tended to favor. Companies in the Fund, including Dycom Industries, Inc., should benefit from the next wave of telecommunications spending. Cellular infrastructure companies such as Remec, Inc. have experienced a slowdown because of excess cellular handset inventories. We believe inventories will be worked down toward the end of the year, eventually leading to an earnings recovery.

We are also trying to capitalize on the demand for data storage by investing in companies such as Advanced Digital Information Corp. and Computer Network Technology Corp., which are well off their 52-week highs.

Energy continues to be a stalwart for the Fund. This sector demonstrated significant gains in the fourth quarter. We sold into this strength, which resulted in a decreased position in Mitchell Energy & Development Corp. As some of these stocks pulled back in early 2001, we saw an opportunity to add to positions of companies that had hedged their production, creating excellent near-term earnings visibility. We have taken advantage of what we feel are short-term inefficiencies in the group to increase our positions in Noble Affiliates, Inc., Chieftain International, Inc. and Key Energy Services, Inc. In the first quarter of 2001, we also initiated a position in Newfield Exploration Co.

Outlook

We are in the midst of a difficult market. However, we are pleased that the Fund was able to post a gain while most major indices suffered significant losses. We will continue to search for those names with solid balance sheets where we believe the market is discounting a worst-case scenario into the share price. Although we run the risk of being early, we believe that buying these stocks when things appear to be at their worst heavily skews the risk/reward trade-off in our favor and can lead to above-average returns when the problems correct themselves.

Past performance is no guarantee of future results.

(1) The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2,000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

38

Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Small Cap Value Fund -
Investor Shares*

Comparison of Change in Value of Berger Small Cap Value Fund;
Investor Shares vs. Russell 2000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                   24.36%
Five Year                                  19.86%
Ten Year                                   17.38%

Berger Small Cap Value Fund -
Investor Shares             $49,660
Russell 2000 Index          $30,520

[GRAPH]

Berger Small Cap Value Fund -
Institutional Shares*

Comparison of Change in Value of Berger Small Cap Value Fund;
Institutional Shares vs. Russell 2000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                   24.64%
Five Year                                  20.18%
Ten Year                                   17.54%

Berger Small Cap Value Fund -
Institutional Shares        $1,258,187
Russell 2000 Index          $763,010

[GRAPH]

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return.

                       Berger Funds                                           39

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger Small Cap
Value Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------

Common Stock (87.64%)
Auto/Truck - Original Equipment (1.83%)
     897,630     Tecumseh Products Co.                            $   43,422,851
                                                                  --------------

Banks - Midwest (2.10%)
   1,500,000     Associated Banc-Corp                                 49,875,000
                                                                  --------------

Banks - Northeast (1.95%)
   1,000,000     F.N.B. Corp.                                         24,000,000
   1,600,000     Seacoast Financial Services Corp.#                   22,300,000
                                                                  --------------
                                                                      46,300,000
                                                                  --------------

Building - Heavy Construction (1.91%)
   3,500,000     Dycom Industries, Inc.*#                             45,150,000
                                                                  --------------
Building - Mobile/Manufactured/RV (1.22%)

   3,200,000     Fleetwood Enterprises, Inc.#                         28,960,000
                                                                  --------------

Building - Paint & Allied Products (1.01%)
   2,350,000     RPM, Inc.                                            23,970,000
                                                                  --------------

Building - Residential/Commercial (1.04%)
     609,490     Pulte Corp.                                          24,629,490
                                                                  --------------

Building Products- Wood (2.61%)
   1,500,000     Rayonier, Inc.#                                      61,950,000
                                                                  --------------

Chemicals - Plastics (1.89%)
   2,041,800     PolyOne Corp.                                        18,580,380
   2,200,000     Schulman (A.), Inc.#                                 26,262,500
                                                                  --------------
                                                                      44,842,880
                                                                  --------------

Commercial - Leasing (1.43%)
   1,643,960     Dollar Thrifty Automotive
                 Group, Inc.*#                                        33,865,576
                                                                  --------------

Commercial Services - Staffing (1.52%)
   2,592,460     kforce.com, Inc.*#                                   13,772,443
   3,200,000     Spherion Corp.*#                                     22,208,000
                                                                  --------------
                                                                      35,980,443
                                                                  --------------

Computer - Memory Devices (1.56%)
   2,135,230     Advanced Digital Information Corp.*                  36,966,169
                                                                  --------------

Computer - Networking (0.89%)
   1,900,000     Computer Network Technology Corp.*                   21,137,500
                                                                  --------------

Computer - Services (0.75%)
   1,200,000     Complete Business Solutions, Inc.*                   11,124,000
   1,921,000     Computer Horizons Corp.*#                             6,723,500
                                                                  --------------
                                                                      17,847,500
                                                                  --------------


                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------

Common Stock (87.64%) - continued
Computer Software - Enterprise (8.93%)
   2,400,000     AVT Corp.*#                                      $    6,750,000
   1,260,000     Electronics for Imaging, Inc.*                       31,027,500
   2,200,000     Hyperion Solutions Corp.*                            35,475,000
   2,310,000     JDA Software Group, Inc.*#                           26,420,625
   3,266,670     Natural Microsystems Corp.*#                         28,991,704
   1,800,000     Progress Software Corp.*#                            26,100,000
   1,250,000     Remedy Corp.*                                        24,062,500
   2,306,620     Structural Dynamics
                 Research Corp.*#                                     32,761,212
                                                                  --------------
                                                                     211,588,541
                                                                  --------------

Computer Software - Finance (0.43%)
   1,400,000     Transaction Systems Architects, Inc. -
                 Class A*                                             10,018,750
                                                                  --------------

Containers (1.06%)
     825,000     Aptargroup, Inc.                                     25,137,750
                                                                  --------------

Cosmetics/Personal Care (1.65%)
   3,953,690     Perrigo Co.*#                                        39,042,688
                                                                  --------------

Diversified Operations (3.09%)
     116,250     Carlisle Companies, Inc.                              3,792,075
   1,264,260     Federal Signal Corp.#                                24,690,997
   1,800,000     The Manitowoc Co., Inc.#                             44,640,000
                                                                  --------------
                                                                      73,123,072
                                                                  --------------

Electrical - Control Instruments (1.34%)
   1,900,000     Watts Industries, Inc. - Class A#                    31,730,000
                                                                  --------------

Electrical - Equipment (0.83%)
   1,000,000     A.O. Smith Corp.                                     19,530,000
                                                                  --------------

Electronics - Miscellaneous Components (0.12%)
     109,630     Littelfuse, Inc.*                                     2,754,453
                                                                  --------------

Electronics - Semiconductor Equipment (0.32%)
     592,012     Integrated Silicon Solutions, Inc.*                   7,696,156
                                                                  --------------

Electronics - Semiconductor Manufacturing (0.88%)
   1,320,000     Alpha Industries, Inc.*                              20,790,000
                                                                  --------------

Finance - REIT (7.29%)
     650,000     Brandywine Realty Trust                              12,935,000
     998,460     Gables Residential Trust                             28,965,324
   1,000,000     Highwoods Properties, Inc.                           24,650,000
   1,800,000     Home Properties of New York, Inc.#                   51,300,000
   2,242,860     JDN Realty Corp.#                                    25,366,746
     330,300     Plum Creek Timber Co., Inc.                           7,993,260
     880,000     Prentiss Properties Trust                            21,692,000
                                                                  --------------
                                                                     172,902,330
                                                                  --------------

40

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger Small Cap
Value Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------

Common Stock (87.64%) - continued
Finance - Savings & Loans (1.11%)
     900,000     Webster Financial Corp.                          $   26,381,250
                                                                  --------------

Household/Office Furniture (2.70%)
   3,600,000     La-Z-Boy, Inc.#                                      64,080,000
                                                                  --------------


Insurance - Property/Casualty/Title (4.44%)
   1,800,000     Horace Mann Educators, Inc.                          31,860,000
   1,761,940     IPC Holdings Ltd.*#                                  39,423,407
   1,200,000     Old Republic International Corp.                     34,080,000
                                                                  --------------
                                                                     105,363,407
                                                                  --------------

Machinery - General Industrial (3.20%)
   1,980,000     Briggs & Stratton Corp.#                             75,972,600
                                                                  --------------

Medical - Nursing Homes (1.55%)
   1,800,000     Manor Care, Inc.*                                    36,720,000
                                                                  --------------

Medical/Dental/Services (0.90%)
   1,000,000     Omnicare, Inc.                                       21,450,000
                                                                  --------------

Metal - Processing & Fabrication (1.31%)
   1,150,000     Kaydon Corp.                                         31,027,000
                                                                  --------------

Office - Equipment & Automation (1.16%)
   1,200,000     HON Industries, Inc.                                 27,564,000
                                                                  --------------

Oil & Gas - Field Services (2.30%)
   5,100,000     Key Energy Services, Inc.*#                          54,570,000
                                                                  --------------

Oil & Gas - U.S. Exploration & Production (4.82%)
   1,550,000     Chieftain International, Inc.*#                      43,245,000
     550,000     Mitchell Energy & Development
                 Corp. - Class A                                      28,875,000
     253,720     Newfield Exploration Co.*                             8,854,828
     800,000     Noble Affiliates, Inc.                               33,384,000
                                                                  --------------
                                                                     114,358,828
                                                                  --------------

Paper & Paper Products (1.43%)
   2,600,000     Longview Fibre Co.#                                  33,800,000
                                                                  --------------

Pollution Control - Services (0.83%)
   2,200,000     Newpark Resources, Inc.*                             19,778,000
                                                                  --------------

Retail - Apparel/Shoe (3.13%)
   1,100,000     AnnTaylor Stores Corp.*                              29,205,000
   2,400,000     Ross Stores, Inc.                                    45,000,000
                                                                  --------------
                                                                      74,205,000
                                                                  --------------

Retail - Mail Order & Direct (0.72%)
     625,000     Lands' End, Inc.*                                    17,156,250
                                                                  --------------

Shoes & Related Apparel (1.91%)
   3,100,000     Wolverine World Wide, Inc.#                          45,198,000
                                                                  --------------

                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------

Common Stock (87.64%) - continued
Telecommunications - Equipment (1.66%)
   2,900,000     C-COR.net Corp.*#                                $   19,393,750
   1,996,440     Remec, Inc.*                                         19,964,400
                                                                  --------------
                                                                      39,358,150
                                                                  --------------

Transportation - Equipment Manufacturing (2.64%)
   2,100,000     Trinity Industries, Inc.#                            40,950,000
   2,100,000     Wabash National Corp.#                               21,525,000
                                                                  --------------
                                                                      62,475,000
                                                                  --------------

Transportation - Rail (1.50%)
   2,500,000     Kansas City Southern
                 Industries,Inc.*                                     35,500,000
                                                                  --------------

Transportation - Truck (2.68%)
   2,200,000     CNF Transportation,Inc.                              63,558,000
                                                                  --------------
Total Common Stock
(Cost $1,865,391,354)                                              2,077,726,634
                                                                  --------------

U.S. Government Agency Obligations (8.42%)
$124,700,000     FHLMA Discount Note -
                 5.00%, 4/2/2001                                     124,682,680
  75,000,000     FHLMC Discount Note -
                 5.00%, 4/10/2001                                     74,909,812
                                                                  --------------
Total U.S. Government Agency Obligations
(Cost $199,592,492)                                                  199,592,492
                                                                  --------------

Repurchase Agreement (4.44%)
$105,299,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $105,344,191 on
                 April 2, 2001, collateralized by
                 FHLMC Agency Note, 6.68% -
                 December 28, 2001 with a value of
                 $58,450,716 and FNMA Agency
                 Note, 6.21% - August 6, 2038
                 with a value of $48,960,706                         105,299,000
                                                                  --------------
Total Repurchase Agreement
(Cost $105,299,000)                                                  105,299,000
                                                                  --------------
Total Investments (Cost $2,170,282,846) (100.50%)                  2,382,618,126
Total Other Assets, Less Liabilities (-0.50%)                        (11,784,209)
                                                                  --------------
Net Assets (100.00%)                                              $2,370,833,917
                                                                  --------------

* Non-income producing security.
FHLMA - Federal Home Loan Mortgage Association.
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association.

                       Berger Funds                                           41

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the period ended
  March 31, 2001.

                                                                                 Change in
                                       Market Value   Purchases       Sales      Unrealized    Market Value   Dividend    Realized
                                         9/30/2000     at Cost       at Cost    Appr./(Depr.)    3/31/2001     Income    Gain/(Loss)
                                       ------------  -----------  ------------  -------------  ------------  ----------  -----------
AVT Corp.                              $ 13,350,000           --            --  $ (6,600,000)  $  6,750,000          --          --
Briggs & Stratton Corp.                  37,812,500  $35,466,253            --     2,693,847     75,972,600  $1,016,800          --
C-COR.net Corp.                                  --   27,588,497            --    (8,194,747)    19,393,750          --          --
Chieftain International, Inc.            24,825,000    7,421,828            --    10,998,172     43,245,000          --          --
Computer Horizons Corp.                  10,729,695           --            --    (4,006,195)     6,723,500          --          --
Dollar Thrifty Automotive Group, Inc.            --   29,888,806            --     3,976,770     33,865,576          --          --
Dycom Industries, Inc.                           --   55,304,629            --   (10,154,629)    45,150,000          --          --
Federal Signal Corp.                     47,700,000           --  $(21,630,268)   (1,378,735)    24,690,997     648,165  $3,398,685
Fleetwood Enterprises,Inc.                6,910,500   33,048,686            --   (10,999,186)    28,960,000     224,868          --
Home Properties of New York, Inc.        35,850,000   16,436,574            --      (986,574)    51,300,000   1,881,000          --
IPC Holdings Ltd.                        31,181,195    1,456,080            --     6,786,132     39,423,407          --          --
JDA Software Group, Inc.                 19,125,000           --            --     7,295,625     26,420,625          --          --
JDN Realty Corp.                         12,798,057   12,862,030            --      (293,341)    25,366,746   1,178,688          --
Key Energy Services, Inc.                45,420,100    4,375,023            --     4,774,877     54,570,000          --          --
kforce.com, Inc.(3)                       9,073,610           --            --     4,698,833     13,772,443          --          --
Knight Transportation, Inc.              12,325,500           --   (10,341,638)   (1,983,862)            --          --   5,737,398
La-Z-Boy, Inc.                           24,756,250   29,931,438            --     9,392,312     64,080,000     486,000          --
Longview Fibre Co.                        6,994,680   26,739,886            --        65,434     33,800,000     482,537          --
The Manitowoc Co., Inc.                  28,875,000    6,986,955            --     8,778,045     44,640,000     236,250          --
Natural Microsystems Corp.                       --   27,124,482            --     1,867,222     28,991,704          --          --
Perrigo Co.                              21,900,000    4,998,699            --    12,143,989     39,042,688          --          --
Pinnacle Systems, Inc.                   21,220,087    8,477,838   (25,276,677)   (4,421,248)            --          --   2,935,880
Progress Software Corp.                  18,439,530    6,022,809            --     1,637,661     26,100,000          --          --
Rayonier,Inc                             51,390,625    2,410,639            --     8,148,736     61,950,000   1,080,000          --
Schulman (A.),Inc                        24,200,000           --            --     2,062,500     26,262,500     594,000          --
Seacoast Financial Services Corp.        20,350,000      310,168    (3,120,020)    4,759,852     22,300,000     279,569     728,480
Spherion Corp.                           36,409,375    1,515,855            --   (15,717,230)    22,208,000          --          --
Structural Dynamics Research Corp.       19,650,000   11,586,830            --     1,524,382     32,761,212          --          --
Trinity Industries,Inc                   10,044,471   38,123,490            --    (7,217,961)    40,950,000     293,348          --
Wabash National Corp.                    17,337,500    1,600,155            --     2,587,345     21,525,000          --          --
Watts Industries, Inc. - Class A         19,000,000           --            --    12,730,000     31,730,000     228,000          --
Wolverine World Wide, Inc.               30,731,250    5,814,819    (7,509,416)   16,161,347     45,198,000     234,166   2,709,334

See notes to financial statements.

42

Berger Funds o March 31, 2001 Combined Semi-Annual Report

                             Ticker Symbol                                 BEMVX
                             Fund Number                                     216
Berger Mid Cap               PORTFOLIO MANAGER COMMENTARY      THOMAS M. PERKINS
Value Fund                                                     ROBERT H. PERKINS
--------------------------------------------------------------------------------

Market Conditions

At the start of the fourth quarter, it became increasingly clear that the economy was under pressure. With all components of the stock market beginning to struggle, value began to outperform growth, and lower risk became relative reward.

The outperformance of mid and small cap stocks, especially value stocks, relative to large caps that began in April 2000 has accelerated in recent months. Although this outperformance has reduced the valuation disparity between small, mid and large caps, it has not eliminated the differential. Small and mid caps still are reasonably priced compared with historic and intrinsic values. This is confirmed by continuing (though diminishing) historically high levels of acquisition activity. During the past six months, more than 5% of our portfolio had acquisitions announced, including Georgia-Pacific Corp., Litton Industries, Inc. (acquired by Northrop Grumman Corp.), Southdown, Inc. (acquired by CEMEX, S.A. de C.V.) and two technology stocks listed below.

Fund Performance

The Berger Mid Cap Value Fund (the "Fund") gained 13.62% this six-month period, compared with declines of 14.19% in its benchmark, the S&P MidCap 400 Index,(1) and 18.74% in the S&P 500 Index.(2)

Last September we reported that we were beginning to buy fallen growth stocks. We accelerated this program in October as the market decline worsened. We used price weakness in the technology sector during the fourth quarter 2000 to increase our weighting, and this decision was rewarded in the first quarter 2001. Most of our technology purchases were down more than 70% from their highs, have little or no debt, are cash-flow-positive, and, as a group, sold at 15 times normalized earnings with above-average growth prospects.

Although technology had some of the Fund's largest gains and losses, on a net basis, it was our most positive sector. AVT Corp., Aspect Communications Corp., C-COR.net Corp. and Methode Electronics, Inc. had disappointing earnings, and their stocks declined significantly. During the first quarter 2001, Electronics for Imaging, Inc., Hyperion Solutions Corp., Structural Dynamics Research Corp. and Symantec Corp. appreciated significantly from depressed year-end levels. In addition, Efficient Networks, Inc. and Xircom, Inc., which we bought at book value, were sold at significantly higher levels. While this sector has a near-term earnings risk, we believe current valuation levels present extraordinary long-term gain potential. Thus we have taken proceeds from the sale of many issues that have appreciated significantly, and have reinvested in new positions, including Alpha Industries, Inc., Advanced Digital Information Corp., Remec, Inc. and Vishay Intertechnology, Inc.

Performance in other areas was mixed; however, none of our sectors or major holdings were down significantly. More than 20 of the Fund's stocks gained more than 20% in the past six months, with particular strength in insurance (Everest Re Group Ltd. and Old Republic International Corp.) and healthcare (Healthsouth Corp., IMS Health, Inc., Manor Care, Inc. and Omnicare, Inc.). All of these positions were reduced after the stocks appreciated.

In addition, we saw positive performance from retailers Federated Department Stores, Inc., La-Z-Boy, Inc., Toys R Us, Inc. and Williams-Sonoma, Inc. Retail did well despite disappointing earnings because their prices already reflected modest expectations.

Financials continue to represent our largest investment as they are reasonably priced and should benefit from declining interest rates. We balanced our increase in technology by buying less economically sensitive stocks including Carnival Corp., Cincinnati Financial Corp., Dollar Thrifty Automotive Group, Inc., Dycom Industries, Inc., Health Management Associates, Inc., H&R Block, Inc. and Waddell & Reed Financial, Inc.

Outlook

The duration and depth of the economic and earnings decline remains uncertain. However, we expect the Federal Reserve Board to make further cuts in interest rates. If "New Economy" dynamics have not altered the traditional business cycle, lower interest rates (and perhaps fiscal stimulus) should lead to economic equilibrium in the next six to nine months. In the meantime, it is likely that investors will become increasingly sensitive to risk and valuation, which should benefit value stocks. We believe our diversified portfolio of financially strong stocks is well-positioned to ride out this period of uncertainty and participate in an eventual market upswing.

Past performance is no guarantee of future results.

(1) The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

(2) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                       Berger Funds                                           43

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Mid Cap Value Fund

Comparison of Change in Value of Berger Mid Cap Value Fund vs. S&P Mid Cap 400 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                   19.93%
Life of Fund (8/12/98)                     25.52%

Berger Mid Cap Value Fund     $18,224
S&P Mid Cap 400 Index         $13,726

[GRAPH]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (92.39%)
Aerospace/Defense (0.99%)
      10,000     Northrop Grumman Corp.                             $    870,000
                                                                    ------------

Aerospace/Defense Equipment (1.09%)
      25,000     Goodrich (B.F.) Co.                                     959,250
                                                                    ------------

Auto/Truck - Original Equipment (1.04%)
      19,000     Tecumseh Products Co.                                   919,125
                                                                    ------------

Banks - Midwest (0.94%)
      25,000     Associated Banc-Corp.                                   831,250
                                                                    ------------

Banks - Northeast (1.14%)
      17,000     Wilmington Trust Corp.                                1,004,360
                                                                    ------------

Banks - Southeast (1.55%)
      30,000     Compass Bancshares, Inc.                                641,250
      29,000     National Commerce Bancorp.                              719,562
                                                                    ------------
                                                                       1,360,812
                                                                    ------------

Banks - West/Southwest (1.14%)
      26,000     City National Corp.                                     998,660
                                                                    ------------


                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (92.39%) - continued
Building - Hand Tools (1.49%)
      45,000     Snap-On, Inc.                                      $  1,310,400
                                                                    ------------

 Building - Heavy Construction (1.17%)
      80,000     Dycom Industries, Inc.*                               1,032,000
                                                                    ------------

Building - Mobile/Manufactured/RV (0.82%)
      80,000     Fleetwood Enterprises,Inc.                              724,000
                                                                    ------------

Building - Paint & Allied Products (2.14%)
      60,000     RPM, Inc.                                               612,000
      50,000     Sherwin-Williams Co.                                  1,274,000
                                                                    ------------
                                                                       1,886,000
                                                                    ------------

Building - Residential/Commercial (2.51%)
      20,000     Centex Corp.                                            833,000
      34,000     Pulte Corp.                                           1,373,940
                                                                    ------------
                                                                       2,206,940
                                                                    ------------

Building Products - Wood (1.96%)
      25,000     Georgia-Pacific Corp. (Timber Group)                    717,500
      24,500     Rayonier, Inc.                                        1,011,850
                                                                    ------------
                                                                       1,729,350
                                                                    ------------

44

Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger Mid Cap
Value Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (92.39%) - continued
Chemicals - Plastics (0.48%)
      35,000     Schulman (A.), Inc.                                $    417,812
                                                                    ------------

Chemicals - Specialty (1.11%)
      75,000     Hercules, Inc.*                                         974,250
                                                                    ------------

Commercial - Leasing Companies (1.40%)
      60,000     Dollar Thrifty Automotive Group, Inc.*                1,236,000
                                                                    ------------

Commercial Services - Miscellaneous (1.59%)
      28,000     H&R Block, Inc.                                       1,401,680
                                                                    ------------

Commercial Services - Security/Safety (1.28%)
      41,000     Diebold, Inc.                                         1,125,860
                                                                    ------------

Commercial Services - Staffing (0.43%)
      55,000     Spherion Corp.*                                         381,700
                                                                    ------------

Computer - Graphics (1.11%)
      32,000     Autodesk, Inc.                                          978,000
                                                                    ------------

Computer - Memory Devices (1.81%)
      64,000     Adaptec, Inc.                                           555,000
      60,000     Advanced Digital Information Corp.*                   1,038,750
                                                                    ------------
                                                                       1,593,750
                                                                    ------------

Computer - Networking (0.63%)
      50,000     Computer Network Technology Corp.*                      556,250
                                                                    ------------

Computer - Services (0.57%)
      20,000     IMS Health, Inc.                                        498,000
                                                                    ------------
Computer Software - Desktop (1.42%)
      30,000     Symantec Corp.*                                       1,254,375
                                                                    ------------

Computer Software - Enterprise (1.74%)
     125,000     Natural Microsystems Corp.*                           1,109,375
      30,000     Structural Dynamics Research Corp.*                     426,093
                                                                    ------------
                                                                       1,535,468
                                                                    ------------

Containers (0.40%)
      88,000     Crown Cork & Seal Co., Inc.*                            356,400
                                                                    ------------

Electrical - Connectors (1.22%)
      60,000     Methode Electronics, Inc. - Class A                   1,076,250
                                                                    ------------

Electronics - Miscellaneous Components (0.90%)
      40,000     Vishay Intertechnology, Inc.*                           796,000
                                                                    ------------

Electronics - Semiconductor Equipment (1.54%)
       9,000     Novellus Systems, Inc.*                                 365,062
      30,000     Teradyne, Inc.*                                         990,000
                                                                    ------------
                                                                       1,355,062
                                                                    ------------


                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (92.39%) - continued
Electronics - Semiconductor Manufacturing (1.51%)
      42,000     Alpha Industries, Inc.*                            $    661,500
      50,000     Fairfield Semiconductor Corp. -
                 Class A*                                                666,000
                                                                    ------------
                                                                       1,327,500
                                                                    ------------

Finance - Investment Brokers (1.91%)
      31,000     Legg Mason, Inc.                                      1,305,100
       6,000     Lehman Brothers Holdings, Inc.                          376,200
                                                                    ------------
                                                                       1,681,300
                                                                    ------------

Finance - Investment Management (3.00%)
      35,000     Franklin Resources, Inc.                              1,368,850
      45,000     Waddell & Reed Financial, Inc. -
                 Class A                                               1,275,750
                                                                    ------------
                                                                       2,644,600
                                                                    ------------

Finance - REIT (5.11%)
      55,000     Archstone Communities Trust                           1,353,000
      50,000     Highwoods Properties, Inc.                            1,232,500
      40,000     Liberty Property Trust                                1,129,600
      29,000     Mack-Cali Realty Corp.                                  783,000
                                                                    ------------
                                                                       4,498,100
                                                                    ------------

Financial Services - Miscellaneous (1.60%)
      40,000     Heller Financial, Inc.                                1,406,000
                                                                    ------------

Food - Flour & Grain (0.30%)
      20,000     Archer-Daniels-Midland Co.                              263,000
                                                                    ------------

Household/Office Furniture (1.21%)
      60,000     La-Z-Boy, Inc.                                        1,068,000
                                                                    ------------

Insurance - Life (0.42%)
      23,000     Conseco, Inc.*                                          370,300
                                                                    ------------

Insurance - Property/Casualty/Title (5.23%)
      33,000     Cincinnati Financial Corp.                            1,251,937
       8,000     Everest Re Group Ltd.                                   532,160
      50,000     IPC Holdings Ltd.*                                    1,118,750
      60,000     Old Republic International Corp.                      1,704,000
                                                                    ------------
                                                                       4,606,847
                                                                    ------------

Internet - Software (0.63%)
     125,000     Aspect Communications Corp.*                            552,734
                                                                    ------------

Leisure Services (1.73%)
      55,000     Carnival Corp.                                        1,521,850
                                                                    ------------

Machinery - General Industrial (1.39%)
      32,000     Briggs & Stratton Corp.                               1,227,840
                                                                    ------------

Media - Books (0.73%)
      14,000     Houghton Mifflin Co.                                    644,140
                                                                    ------------

Medical - Ethical Drugs (0.83%)
      14,000     Elan Corp. PLC - Spon. ADR*                             731,500
                                                                    ------------

                       Berger Funds                                           45

                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (92.39%) - continued
Medical - Hospitals (1.77%)
     100,000     Health Management Associates, Inc. -
                 Class A*                                           $  1,555,000
                                                                    ------------

Medical - Nursing Homes (0.74%)
      32,000     Manor Care, Inc.*                                       652,800
                                                                    ------------

Medical - Outpatient/Home Care (0.53%)
      36,000     Healthsouth Corp.*                                      464,040
                                                                    ------------

Medical - Products (1.04%)
      42,000     Pall Corp.                                              920,640
                                                                    ------------
Medical/Dental/Services (0.56%)
      23,000     Omnicare, Inc.                                          493,350
                                                                    ------------

Office Supplies Manufacturing (0.63%)
      29,000     The Reynolds & Reynolds Co. - Class A                   558,250
                                                                    ------------

Oil & Gas - Drilling (1.22%)
      33,000     Santa Fe International Corp.                          1,072,500
                                                                    ------------

Oil & Gas - Field Services (1.70%)
     140,000     Key Energy Services, Inc.*                            1,498,000
                                                                    ------------

Oil & Gas - International Specialty (1.74%)
      23,000     Murphy Oil Corp.                                      1,531,340
                                                                    ------------

Oil & Gas - Production/Pipeline (0.58%)
      12,000     The Williams Cos., Inc.                                 514,200
                                                                    ------------

Oil & Gas - U.S. Exploration & Production (3.34%)
       6,000     Devon Energy Corp.                                      349,200
      20,000     Mitchell Energy & Development Corp. -
                 Class A                                               1,050,005
      25,000     Newfield Exploration Co.*                               872,500
      16,000     Noble Affiliates,Inc.                                   667,680
                                                                    ------------
                                                                       2,939,385
                                                                    ------------

Oil & Gas - U.S. Integrated (2.71%)
      14,000     Kerr-McGee Corp.                                        908,600
      55,000     USX - Marathon Group, Inc.                            1,482,250
                                                                    ------------
                                                                       2,390,850
                                                                    ------------

Pollution Control - Services (0.61%)
      60,000     Newpark Resources, Inc.*                                539,400
                                                                    ------------

Retail - Apparel/Shoe (0.89%)
      42,000     Ross Stores, Inc.*                                      787,500
                                                                    ------------

Retail - Department Stores (1.23%)
      26,000     Federated Department Stores, Inc.*                    1,080,300
                                                                    ------------

Retail - Mail Order & Direct (1.67%)
      50,000     Cendant Corp.*                                          729,500
      27,000     Lands' End, Inc.*                                       741,150
                                                                    ------------
                                                                       1,470,650
                                                                    ------------


                                                                  March 31, 2001
                                                                  --------------
Shares/Par Value                                                           Value
----------------                                                  --------------
Common Stock (92.39%) - continued
Retail - Major Discount Chains (1.42%)
      50,000     Toys R Us, Inc.*                                    $ 1,255,000
                                                                    ------------

Shoes & Related Apparel (1.08%)
      65,000     Wolverine World Wide, Inc.                              947,700
                                                                    ------------

Telecommunications - Equipment (2.08%)
     125,000     C-COR.net Corp.*                                        835,937
     100,000     Remec, Inc.*                                          1,000,000
                                                                    ------------
                                                                       1,835,937
                                                                    ------------

Telecommunications - Services (1.06%)
      10,000     Telephone & Data Systems, Inc.*                         935,000
                                                                    ------------

Transportation - Equipment Manufacturing (0.77%)
      35,000     Trinity Industries, Inc.                                682,500
                                                                    ------------

Transportation - Rail (0.69%)
      18,000     CSX Corp.                                               606,600
                                                                    ------------

Transportation - Truck (2.03%)
      62,000     CNF Transportation, Inc.                              1,791,180
                                                                    ------------

Utility - Gas Distribution (1.09%)
      18,000     National Fuel Gas Co.                                   964,440
                                                                    ------------
Total Common Stock
(Cost $77,017,692)                                                    81,399,277
                                                                    ------------

U.S. Government Agency Obligations (3.63%)
   1,700,000     FHLMA Discount Note -
                 5.00%, 4/2/2001                                       1,699,763
   1,500,000     FHLMC Discount Note -
                 5.00%, 4/10/2001                                      1,498,125
                                                                    ------------
Total U.S. Government Agency Obligations
(Cost $3,197,888)                                                      3,197,888
                                                                    ------------

Repurchase Agreement (4.55%)
  $4,004,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $4,005,718 on
                 April 2, 2001, collateralized
                 by FHLMC Agency Note, 6.68% -
                 December 28, 2001 with a value
                 of $4,087,820                                         4,004,000
                                                                    ------------
Total Repurchase Agreement
(Cost $4,004,000)                                                      4,004,000
                                                                    ------------
Total Investments (Cost $84,219,580) (100.57%)                        88,601,165
Total Other Assets, Less Liabilities (-0.57%)                           (501,044)
                                                                    ------------
Net Assets (100.00%)                                                 $88,100,121
                                                                    ------------

* Non-income producing security.

ADR - American Depositary Receipt.

FHLMA - Federal Home Loan Mortgage Association.

FHLMC - Federal Home Loan Mortgage Corp.

PLC - Public Limited Company.


See notes to financial statements.

46
Berger Funds o March 31, 2001 Combined Semi-Annual Report

                       Ticker Symbol                                       BEBAX
Berger                 Fund Number                                           213
Balanced Fund          PORTFOLIO MANAGER COMMENTARY             STEVEN L. FOSSEL
--------------------------------------------------------------------------------

Market Conditions

The six-month period ended March 31, 2001, is a painful one to review for U.S. stock market investors. The technology-heavy Nasdaq Composite Index has lost two-thirds of its value since reaching its peak just over a year ago. What started out as a correction in technology stocks broadened to all market sectors.

Growth stocks--whose valuations depend more on future sales and earnings than on current assets--have significantly underperformed value stocks, which had lower price/earnings ratios to begin with and are valued more for their current, tangible assets.

However, these are the kinds of conditions that have historically led to a good bottom in the stock market. Therefore, we regard current market conditions as a buying opportunity for the funds.

Berger growth portfolio managers do not try to time the market. We focus most of our attention on companies' leadership characteristics and their competitive and management strengths. We believe the strongest companies will gain market share from their competitors during this period of economic weakness and will be among the first to be revalued up when the stock market recovers.

Fund Performance

The Berger Balanced Fund (the "Fund") was down 17.72% in the six-month period ended March 31, 2001 and its benchmark, the Standard & Poor's (S&P) 500 Index,(1) declined 18.74%.

There was little change in the Fund's asset allocation percentages over this reporting period. At the end of the period, 62% of the Fund's assets were invested in equities, 37% in fixed income and 1% in cash. Bonds outperformed stocks both quarters, so, to maintain our weightings mix, we were net buyers of stocks and net sellers of bonds.

The economic slowdown this reporting period penalized highly valued, economically sensitive stocks, particularly technology. Even after a severe fourth quarter 2000 correction, the average technology stock declined another 25% in the first quarter 2001. Although we continued to reduce our technology exposure this period (from 23.2% to 17.7% of net assets) and to focus on owning leading companies with the best long-term outlooks, we were not insulated from the sector's slide. Many of our holdings, including EMC Corp., Cisco Systems, Inc. and Oracle Corp. dropped significantly. We sold Nortel Networks Corp. and Sun Microsystems, Inc. because new competitive challenges may hinder their ability to rebound as well as other companies we hold when the economy improves. On a positive note, Microsoft Corp. and Scientific-Atlanta, Inc. turned in solid gains in the first quarter 2001.

Energy remained an overweighted position for the Fund, and several service names had positive returns, including Weatherford International, Inc. and BJ Services Co. Energy service companies are benefiting from increases in capital expenditures by integrated oil and gas companies this calendar year.

The Fund increased its exposure to healthcare. We view this as a defensive sector because it is insulated from economic declines and as an offensive sector because all the leading companies we own have strong revenue and earnings growth rates. During the first quarter 2001, we initiated positions in Serono SA, the leading European biotechnology company, and Medtronic, Inc., the largest U.S. medical device company. Both companies have exciting new product opportunities.

We also increased our weighting in the financial sector. We are seeking companies that can benefit from lower interest rates while avoiding credit quality issues. American International Group, Inc. is a new holding that fits this profile.

The fixed-income portion of the portfolio remains invested in high-quality bonds that provide income and stability in a volatile market. We continue to maintain relatively short maturity and duration to lower risk. We modestly extended these measures in the first quarter 2001, however, to more fully take advantage of declining interest rates.

Outlook

The current economic outlook and stock market climate are characterized by fear, uncertainty and doubt. The economy has slowed precipitously, and the stock market is down substantially. Expectations for corporate profits growth are still declining, as most earnings news continues to be negative. However, the Federal Reserve Board has lowered interest rates three times this period, which should have a positive impact at some point. Also, historically, the stock market bottoms before a turn in the economy is evident. Thus we are optimistic and believe the current environment presents a great buying opportunity because valuations have become very attractive. We are confident that our strategy to be positioned in the strongest, most attractive companies we can find in any industry or sector, including technology, will be rewarding when the market turns up again.

Past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                       Berger Funds                                           47
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Balanced Fund

Comparison of Change in Value of Berger Balanced Fund vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                  (22.06)%
Life of Fund (9/30/97)                     27.48%

Berger Balanced Fund              $23,391
S&P 500 Index                     $12,828

[GRAPH]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Life of Fund performance includes returns for the last quarter of 1997, which reflect a higher-than-normal level of trading activity undertaken to pursue equity opportunities available as the Advisor was beginning to implement the Fund's long-term approach to equity management.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------

Common Stock (62.41%)
Banks - Money Center (2.65%)
      24,000     Bank of New York Co., Inc.                         $  1,181,760
      44,653     Citigroup, Inc.                                       2,008,491
                                                                    ------------
                                                                       3,190,251
                                                                    ------------

Banks - Super Regional (2.07%)
      17,000     Fifth Third Bancorp.                                    908,444
      31,900     Wells Fargo & Co.                                     1,578,093
                                                                    ------------
                                                                       2,486,537
                                                                    ------------

Computer - Local Networks (0.55%)
      41,800     Cisco Systems, Inc.*                                    660,962
                                                                    ------------

Computer - Memory Devices (0.97%)
      39,660     EMC Corp.*                                            1,166,004
                                                                    ------------

Computer - Networking (0.66%)
      42,312     McDATA Corp. - Class A*                                 798,639
                                                                    ------------

Computer - Services (0.88%)
      19,000     Electronic Data Systems Corp.                         1,061,340
                                                                    ------------


                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (62.41%) - continued
Computer Software - Desktop (1.55%)
      33,960     Microsoft Corp.*                                   $  1,857,187
                                                                    ------------

Computer Software - Enterprise (0.97%)
      77,800     Oracle Corp.*                                         1,165,444
                                                                    ------------

Diversified Operations (4.45%)
      32,800     AOL Time Warner, Inc.*                                1,316,920
      41,388     Pharmacia Corp.                                       2,084,713
      45,000     Tyco International Ltd.                               1,945,350
                                                                    ------------
                                                                       5,346,983
                                                                    ------------

Electrical - Equipment (2.69%)
      77,150     General Electric Co.                                  3,229,499
                                                                    ------------

Electronics - Miscellaneous Products (0.47%)
      30,000     Solectron Corp.*                                        570,300
                                                                    ------------

Electronics - Semiconductor Equipment (1.96%)
     125,600     Agere Systems, Inc. - Class A*                          776,208
      35,240     ASM Lithography Holding NV -
                 NY Reg.*                                                764,267
      20,000     Novellus Systems, Inc.*                                 811,250
                                                                    ------------
                                                                       2,351,725
                                                                    ------------

48
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger
Balanced Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (62.41%) - continued
Electronics - Semiconductor Manufacturing (2.11%)
      12,000     Analog Devices, Inc.*                              $    434,880
      50,000     Intersil Holding Corp.*                                 921,875
      22,600     Texas Instruments, Inc.                                 700,148
      20,000     Vitesse Semiconductor Corp.*                            476,250
                                                                    ------------
                                                                       2,533,153
                                                                    ------------

Fiber Optic Components (1.48%)
      47,030     Corning,Inc.                                            973,050
      44,000     JDS Uniphase Corp.*                                     811,250
                                                                    ------------
                                                                       1,784,300
                                                                    ------------

Finance - Investment Brokers (1.15%)
      16,000     Morgan Stanley Dean Witter & Co.                        856,000
      34,205     Schwab (Charles) Corp.                                  527,441
                                                                    ------------
                                                                       1,383,441
                                                                    ------------

Finance - Mortgage & Related Services (1.40%)
      26,000     Freddie Mac                                           1,685,580
                                                                    ------------

Insurance - Property/Casualty/Title (1.21%)
      18,000     American International Group, Inc.                    1,449,000
                                                                    ------------

Internet - Network Security/Solutions (0.74%)
      25,000     VeriSign, Inc.*                                         885,937
                                                                    ------------

Leisure - Hotels & Motels (1.02%)
      36,000     Starwood Hotels & Resorts
                 Worldwide, Inc.                                       1,224,360
                                                                    ------------

Media - Cable TV (3.79%)
      44,000     Comcast Corp. - Special Class A                       1,845,250
      55,000     EchoStar Communications Corp. -
                 Class A*                                              1,522,812
      85,000     Liberty Media Corp.*                                  1,190,000
                                                                    ------------
                                                                       4,558,062
                                                                    ------------

Media - Radio/TV (0.73%)
      20,000     Viacom, Inc. - Class B*                                 879,400
                                                                    ------------

Medical - Biomedical/Genetics (3.51%)
      24,830     Amgen, Inc.*                                          1,494,455
      34,000     Genentech, Inc.*                                      1,717,000
      50,000     Serono SA - ADR*                                      1,010,000
                                                                    ------------
                                                                       4,221,455
                                                                    ------------

Medical - Ethical Drugs (4.22%)
      27,320     American Home Products Corp.                          1,605,050
      58,000     Pfizer, Inc.                                          2,375,100
      30,010     Schering-Plough Corp.                                 1,096,265
                                                                    ------------
                                                                       5,076,415
                                                                    ------------


                                                                  March 31, 2001
                                                                  --------------
Shares                                                                     Value
------                                                            --------------
Common Stock (62.41%) - continued
Medical - Instruments (0.61%)
      16,000     Medtronic, Inc.                                    $    731,840
                                                                    ------------


Medical - Products (1.12%)
      30,000     Guidant Corp.*                                        1,349,700
                                                                    ------------


Oil & Gas - Drilling (2.44%)
      40,000     Nabors Industries, Inc.*                              2,073,600
      19,750     Transocean Sedco Forex, Inc.                            856,162
                                                                    ------------
                                                                       2,929,762
                                                                    ------------

Oil & Gas - Field Services (1.01%)
      17,000     BJ Services Co.*                                      1,210,400
                                                                    ------------

Oil & Gas - International Integrated (0.70%)
      12,340     TotalFinaElf SA - Spon. ADR                             838,503
                                                                    ------------

Oil & Gas - Machinery & Equipment (3.26%)
      35,000     Baker Hughes, Inc.*                                   1,270,850
      45,000     Grant Prideco, Inc.*                                    774,000
      38,000     Weatherford International, Inc.*                      1,875,300
                                                                    ------------
                                                                       3,920,150
                                                                    ------------

Oil & Gas - Production/Pipeline (3.18%)
      25,000     Dynegy, Inc.                                          1,275,250
      17,190     Enron Corp.                                             998,739
      36,000     The Williams Cos., Inc.                               1,542,600
                                                                    ------------
                                                                       3,816,589
                                                                    ------------

Oil & Gas - U.S. Exploration & Production (0.89%)
      17,000     Anadarko Petroleum Corp.                              1,067,260
                                                                    ------------

Retail - Super/Mini-Markets (1.13%)
      24,610     Safeway, Inc.*                                        1,357,241
                                                                    ------------

Retail/Wholesale - Building Products (0.83%)
      17,000     Lowe's Companies, Inc.                                  993,650
                                                                    ------------

Telecommunications - Equipment (1.97%)
      38,080     Nokia Corp. - Spon. ADR                                 913,920
      35,000     Scientific-Atlanta, Inc.                              1,455,650
                                                                    ------------
                                                                       2,369,570
                                                                    ------------

Telecommunications - Services (2.57%)
      65,640     Qwest Communications
                 International, Inc.*                                  2,300,682
      42,000     Worldcom, Inc.*                                         784,875
                                                                    ------------
                                                                       3,085,557
                                                                    ------------

Utility - Electric Power (1.47%)
      40,000     Constellation Energy Group, Inc.                      1,764,000
                                                                    ------------
Total Common Stock
(Cost $83,286,586)                                                    75,000,196
                                                                    ------------

                       Berger Funds                                           49
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2001
                                                                  --------------
Par Value                                                                  Value
----------------                                                  --------------
Corporate Debt - Non-Convertible (14.58%)
Banks - Money Center (1.75%)
  $2,000,000     Citigroup, Inc. -
                 7.25%, 10/1/2010                                   $  2,108,316
                                                                    ------------

Banks - Super Regional (2.65%)
   3,000,000     Wells Fargo & Co. -
                 7.25%, 8/24/2005                                      3,188,175
                                                                    ------------

Computer - Manufacturers (1.68%)
   2,000,000     IBM Corp. -
                 5.63%, 4/12/2004                                      2,022,062
                                                                    ------------

Diversified Operations (1.76%)
   2,000,000     Time Warner Entertainment Co, Inc. -
                 7.25%, 9/1/2008                                       2,119,942
                                                                    ------------
Finance - Consumer/Commercial Loans (1.70%)
   2,000,000     Boeing Capital Corp. -
                 6.21%, 8/15/2003                                      2,043,714
                                                                    ------------

Finance - Investment Management (1.73%)
   2,000,000     Morgan Stanley Dean Witter & Co. -
                 8.10%, 6/24/2002                                      2,075,466
                                                                    ------------

Medical - Drugs/Diversified (1.69%)
   2,000,000     Warner Lambert Co. -
                 5.75%, 1/15/2003                                      2,029,424
                                                                    ------------

Telecommunications - Equipment (1.62%)
   2,000,000     Nortel Networks Ltd. -
                 6.13%, 2/15/2006                                      1,941,464
                                                                    ------------

Total Corporate Debt - Non-Convertible
(Cost $17,290,658)                                                    17,528,563
                                                                    ------------

U.S. Government Agency Obligations (18.36%)
  $5,000,000     FNMA Discount Note -
                 5.75%, 4/15/2003                                      5,109,520
   6,000,000     FNMA Discount Note -
                 7.40%, 7/1/2004                                       6,443,658
   6,000,000     FHLMC Discount Note -
                 6.25%, 7/15/2004                                      6,237,750
   4,000,000     FNMA Discount Note -
                 7.13%, 2/15/2005                                      4,277,076
                                                                    ------------

Total U.S. Government Agency Obligations
(Cost $20,757,146)                                                    22,068,004
                                                                    ------------


                                                                  March 31, 2001
                                                                  --------------
Par Value                                                                  Value
----------------                                                  --------------
U.S. Treasury Notes (3.38%)
  $2,000,000     U.S. Treasury Note -
                 5.75%, 8/15/2003                                   $  2,065,722
   2,000,000     U.S. Treasury Note -
                 4.25%, 11/15/2003                                     1,995,548
                                                                    ------------
Total U.S. Treasury Notes
(Cost $3,890,946)                                                      4,061,270
                                                                    ------------

Repurchase Agreement (1.16%)
  $1,393,000     State Street Repurchase Agreement,
                 5.15% dated March 30, 2001, to be
                 repurchased at $1,393,598 on
                 April 2, 2001, collateralized by
                 FNMA Agency Note, 6.38% -
                 January 16, 2002 with a value
                 of $1,422,342                                         1,393,000
                                                                    ------------
Total Repurchase Agreement
(Cost $1,393,000)                                                      1,393,000
                                                                    ------------
Total Investments (Cost $126,618,336) (99.89%)                       120,051,033
Total Other Assets, Less Liabilities (0.11%)                             128,767
                                                                    ------------
Net Assets (100.00%)                                                $120,179,800
                                                                    ------------

*Non-income producing security.

ADR - American Depositary Receipt.

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association.

See notes to financial statements.

50
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Financial
Statements
--------------------------------------------------------------------------------

Statements of Assets and Liabilities

                                                                                                        Berger             Berger
                                                                                     Berger          Large Cap            Mid Cap
March 31, 2001 (Unaudited)                                                      Growth Fund        Growth Fund        Growth Fund
--------------------------                                                  ---------------    ---------------    ---------------
Assets
Investments, at cost                                                        $ 1,197,986,897    $   449,601,916    $    57,404,321
                                                                            ---------------    ---------------    ---------------
Investments, at value                                                       $   966,353,349    $   415,790,427    $    41,139,554(1)
Cash                                                                              6,816,130                720                336
Receivables
   Investment securities sold                                                    28,460,512          7,692,179          3,590,550
   Fund shares sold                                                                 760,078            817,658             47,800
   Dividends                                                                        255,107            278,097              2,366
   Interest                                                                           4,357            553,630                351
   Due from Advisor                                                                      --                 --                 --
Investments held as collateral on securities loaned                                      --                 --         12,535,898
Deferred organization costs                                                              --                 --                 --
                                                                            ---------------    ---------------    ---------------
        Total Assets                                                          1,002,649,533        425,132,711         57,316,855
                                                                            ---------------    ---------------    ---------------
Liabilities
Payables
   Investment securities purchased                                               17,460,841          5,379,197          1,131,819
   Fund shares redeemed                                                           2,332,062            226,791             43,243
   Interest                                                                              --                 --                 --
Collateral on securities loaned                                                          --                 --         12,535,898
Accrued investment advisory fees                                                    655,285            283,111             30,728
Accrued custodian and accounting fees                                                33,967             14,399              3,077
Accrued transfer agent fees                                                         296,702             78,792             12,221
Accrued 12b-1 fees                                                                  227,571             94,371             10,244
Accrued audit fees                                                                   18,454             13,431              9,927
Accrued shareholder reporting fees                                                   33,518              9,558                827
Other accrued expenses                                                                   --                 --                 --
                                                                            ---------------    ---------------    ---------------
        Total Liabilities                                                        21,058,400          6,099,650         13,777,984
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Shares Outstanding                                 $   981,591,133    $   419,033,061    $    43,538,871
                                                                            ---------------    ---------------    ---------------
Components of Net Assets
Capital (par value and paid in surplus)                                     $ 1,260,800,915    $   450,627,156    $    82,815,691
Undistributed net investment income/(Accumulated net investment loss)            (5,317,885)           109,460           (412,791)
Undistributed net realized gain (loss) on securities and foreign currency
   transactions                                                                 (42,258,349)         2,107,934        (22,599,262)
Net unrealized appreciation (depreciation) on securities and foreign
   currency transactions                                                       (231,633,548)       (33,811,489)       (16,264,767)
                                                                            ---------------    ---------------    ---------------
                                                                            $   981,591,133    $   419,033,061    $    43,538,871
                                                                            ---------------    ---------------    ---------------
Shares Outstanding                                                              110,090,810         35,025,106          2,909,987
                                                                            ---------------    ---------------    ---------------
Shares Authorized (par value $0.01)                                             200,000,000        100,000,000          Unlimited
                                                                            ---------------    ---------------    ---------------
Net Asset Value, Offering and Redemption Price Per Share                    $          8.92    $         11.96    $         14.96
                                                                            ---------------    ---------------    ---------------
Net Assets:
   Investor Shares                                                                      N/A                N/A                N/A
                                                                            ---------------    ---------------    ---------------
   Institutional Shares                                                                 N/A                N/A                N/A
                                                                            ---------------    ---------------    ---------------
Shares Outstanding:
   Investor Shares                                                                      N/A                N/A                N/A
                                                                            ---------------    ---------------    ---------------
   Institutional Shares                                                                 N/A                N/A                N/A
                                                                            ---------------    ---------------    ---------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                                      N/A                N/A                N/A
                                                                            ---------------    ---------------    ---------------
   Institutional Shares                                                                 N/A                N/A                N/A
                                                                            ---------------    ---------------    ---------------


(1) See Note 3 for information regarding the value of securities on loan.

See notes to financial statements.

                       Financial Statements                                   51
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

                                                                                     Berger             Berger
                                                                              Small Company     New Generation             Berger
March 31, 2001 (Unaudited)                                                      Growth Fund               Fund        Select Fund
--------------------------                                                  ---------------    ---------------    ---------------

Assets
Investments, at cost                                                        $   881,780,804    $   411,948,151    $    51,303,059
                                                                            ---------------    ---------------    ---------------

Investments, at value                                                         $ 782,665,929(1)    $231,469,992(1)     $40,838,103(1)
Cash                                                                                 51,618                831                973
Receivables
   Investment securities sold                                                    25,850,856          3,148,999                 --
   Fund shares sold                                                               4,813,856            395,984              5,896
   Dividends                                                                         12,890             10,822              8,890
   Interest                                                                           3,691             56,966                124
   Due from Advisor                                                                     447                500                 --
Investments held as collateral on securities loaned                             248,329,517         80,473,820          5,742,300
Deferred organization costs                                                              --                 --                 --
                                                                            ---------------    ---------------    ---------------
        Total Assets                                                          1,061,728,804        315,557,914         46,596,286
                                                                            ---------------    ---------------    ---------------

Liabilities
Payables
   Investment securities purchased                                               16,298,023                 --                 --
   Fund shares redeemed                                                           1,021,005            373,208             39,794
   Interest                                                                              --                 --                474
Collateral on securities loaned                                                 248,329,517         80,473,820          5,742,300
Accrued investment advisory fees                                                    606,316            195,493             29,037
Accrued custodian and accounting fees                                                30,000             11,996              2,397
Accrued transfer agent fees                                                         181,501             65,406             19,410
Accrued 12b-1 fees                                                                  182,211             56,925              9,679
Accrued audit fees                                                                   13,924             11,930             10,912
Accrued shareholder reporting fees                                                  257,406             62,967              1,583
Other accrued expenses                                                                   --                 --                997
                                                                            ---------------    ---------------    ---------------
        Total Liabilities                                                       266,919,903         81,251,745          5,855,586
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Shares Outstanding                                 $   794,808,901    $   234,306,169    $    40,740,700
                                                                            ---------------    ---------------    ---------------
Components of Net Assets
Capital (par value and paid in surplus)                                     $   975,045,622    $   599,934,684    $    58,129,571
Undistributed net investment income/(Accumulated net investment loss)            (4,095,234)        (2,843,639)          (280,333)
Undistributed net realized gain (loss) on securities and foreign currency
   transactions                                                                 (77,026,612)      (182,306,717)        (6,643,582)
Net unrealized appreciation (depreciation) on securities and foreign
   currency transactions                                                        (99,114,875)      (180,478,159)       (10,464,956)
                                                                            ---------------    ---------------    ---------------
                                                                            $   794,808,901    $   234,306,169    $    40,740,700
                                                                            ---------------    ---------------    ---------------
Shares Outstanding                                                              240,758,886         25,689,901          5,104,666
                                                                            ---------------    ---------------    ---------------
Shares Authorized (par value $0.01)                                               Unlimited          Unlimited          Unlimited
                                                                            ---------------    ---------------    ---------------
Net Asset Value, Offering and Redemption Price Per Share                                N/A                N/A    $          7.98
                                                                            ---------------    ---------------    ---------------
Net Assets:
   Investor Shares                                                          $   792,070,543    $   231,930,556                N/A
                                                                            ---------------    ---------------    ---------------
   Institutional Shares                                                     $     2,738,358    $     2,375,613                N/A
                                                                            ---------------    ---------------    ---------------
Shares Outstanding:
   Investor Shares                                                              239,934,160         25,427,766                N/A
                                                                            ---------------    ---------------    ---------------
   Institutional Shares                                                             824,726            262,135                N/A
                                                                            ---------------    ---------------    ---------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                          $          3.30    $          9.12                N/A
                                                                            ---------------    ---------------    ---------------
   Institutional Shares                                                     $          3.32    $          9.06                N/A
                                                                            ---------------    ---------------    ---------------


                                                                                     Berger             Berger             Berger
                                                                                Information          Small Cap            Mid Cap
March 31, 2001 (Unaudited)                                                  Technology Fund         Value Fund         Value Fund
--------------------------                                                  ---------------    ---------------    ---------------
Assets
Investments, at cost                                                        $    76,037,485    $ 2,170,282,846   $    84,219,580
                                                                            ---------------    ---------------    ---------------
Investments, at value                                                           $51,551,184(1) $ 2,382,618,126       $88,601,165(1)
Cash                                                                                440,701            481,843            48,105
Receivables
   Investment securities sold                                                     1,949,473          7,681,544           563,750
   Fund shares sold                                                                 131,697         15,335,875           280,968
   Dividends                                                                          9,531          1,985,571           101,249
   Interest                                                                             670             30,127             1,146
   Due from Advisor                                                                      --            103,033                --
Investments held as collateral on securities loaned                               8,136,915                 --         8,347,668
Deferred organization costs                                                           3,767                 --                --
                                                                            ---------------    ---------------    ---------------
        Total Assets                                                             62,223,938      2,408,236,119        97,944,051
                                                                            ---------------    ---------------    ---------------
Liabilities
Payables
   Investment securities purchased                                                  998,550         33,511,282         1,320,373
   Fund shares redeemed                                                             145,535          1,934,796            76,320
   Interest                                                                              --                 --                --
Collateral on securities loaned                                                   8,136,915                 --         8,347,668
Accrued investment advisory fees                                                     44,375          1,571,132            58,581
Accrued custodian and accounting fees                                                 5,051             67,954             2,527
Accrued transfer agent fees                                                          20,373             40,874             8,856
Accrued 12b-1 fees                                                                    7,559            257,585            19,527
Accrued audit fees                                                                    8,948             13,906             9,682
Accrued shareholder reporting fees                                                    2,850              4,673               396
Other accrued expenses                                                                   --                 --                --
                                                                            ---------------    ---------------    ---------------
        Total Liabilities                                                         9,371,153         37,402,202         9,843,930
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Shares Outstanding                                 $    52,852,785    $ 2,370,833,917   $    88,100,121
                                                                            ---------------    ---------------    ---------------
Components of Net Assets
Capital (par value and paid in surplus)                                     $    93,920,649    $ 2,026,495,598   $    80,409,140
Undistributed net investment income/(Accumulated net investment loss)              (457,845)         4,648,448           162,400
Undistributed net realized gain (loss) on securities and foreign currency
   transactions                                                                 (16,123,718)       127,354,591         3,146,996
Net unrealized appreciation (depreciation) on securities and foreign
   currency transactions                                                        (24,486,301)       212,335,280         4,381,585
                                                                            ---------------    ---------------    ---------------
                                                                            $    52,852,785    $ 2,370,833,917   $    88,100,121
                                                                            ---------------    ---------------    ---------------
Shares Outstanding                                                                7,772,449         91,594,534         5,947,323
                                                                            ---------------    ---------------    ---------------
Shares Authorized (par value $0.01)                                               Unlimited          Unlimited         Unlimited
                                                                            ---------------    ---------------    ---------------
Net Asset Value, Offering and Redemption Price Per Share                                N/A                N/A   $         14.81
                                                                            ---------------    ---------------    ---------------
Net Assets:
   Investor Shares                                                          $    31,380,186    $ 1,226,243,902               N/A
                                                                            ---------------    ---------------    ---------------
   Institutional Shares                                                     $    21,472,599    $ 1,144,590,015               N/A
                                                                            ---------------    ---------------    ---------------
Shares Outstanding:
   Investor Shares                                                                4,627,152         47,426,475               N/A
                                                                            ---------------    ---------------    ---------------
   Institutional Shares                                                           3,145,297         44,168,059               N/A
                                                                            ---------------    ---------------    ---------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                          $          6.78    $         25.86               N/A
                                                                            ---------------    ---------------    ---------------
   Institutional Shares                                                     $          6.83    $         25.91               N/A
                                                                            ---------------    ---------------    ---------------


                                                                                     Berger
                                                                                   Balanced
March 31,2000 (Unaudited)                                                              Fund
--------------------------                                                  ---------------
Assets
Investments, at cost                                                        $   126,618,336
                                                                            ---------------
Investments, at value                                                          $120,051,033(1)
Cash                                                                                 36,363
Receivables
   Investment securities sold                                                     1,192,439
   Fund shares sold                                                                 105,118
   Dividends                                                                         46,240
   Interest                                                                         653,220
   Due from Advisor                                                                      --
Investments held as collateral on securities loaned                               5,766,520
Deferred organization costs                                                              --
                                                                            ---------------
        Total Assets                                                            127,850,933
                                                                            ---------------
Liabilities
Payables
   Investment securities purchased                                                1,670,060
   Fund shares redeemed                                                             101,755
   Interest                                                                              --
Collateral on securities loaned                                                   5,766,520
Accrued investment advisory fees                                                     74,616
Accrued custodian and accounting fees                                                 4,651
Accrued transfer agent fees                                                          14,415
Accrued 12b-1 fees                                                                   26,648
Accrued audit fees                                                                   10,924
Accrued shareholder reporting fees                                                    1,544
Other accrued expenses                                                                   --
                                                                            ---------------
        Total Liabilities                                                         7,671,133
                                                                            ---------------

Net Assets Applicable to Shares Outstanding                                 $   120,179,800
                                                                            ---------------
Components of Net Assets
Capital (par value and paid in surplus)                                     $   126,367,417
Undistributed net investment income/(Accumulated net investment loss)               234,897
Undistributed net realized gain (loss) on securities and foreign currency
   transactions                                                                     144,789
Net unrealized appreciation (depreciation) on securities and foreign
   currency transactions                                                         (6,567,303)
                                                                            ---------------
                                                                            $   120,179,800
                                                                            ---------------
Shares Outstanding                                                                8,592,542
                                                                            ---------------
Shares Authorized (par value $0.01)                                               Unlimited
                                                                            ---------------
Net Asset Value, Offering and Redemption Price Per Share                    $         13.99
                                                                            ---------------
Net Assets:
   Investor Shares                                                                      N/A
                                                                            ---------------
   Institutional Shares                                                                 N/A
                                                                            ---------------
Shares Outstanding:
   Investor Shares                                                                      N/A
                                                                            ---------------
   Institutional Shares                                                                 N/A
                                                                            ---------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                                      N/A
                                                                            ---------------
   Institutional Shares                                                                 N/A
                                                                            ---------------

52
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Financial
Statements
--------------------------------------------------------------------------------

Statements of Operations

                                                                                                     Berger           Berger
                                                                                    Berger        Large Cap          Mid Cap
For the Six Months Ended March 31, 2001 (Unaudited)                            Growth Fund      Growth Fund      Growth Fund
                                                                             -------------    -------------    -------------

Investment Income
Income
   Dividends                                                                 $   1,395,111    $   1,486,045    $       6,737
   Interest                                                                      2,245,373        1,998,062           72,290
   Securities lending income                                                            --               --           70,026
                                                                             -------------    -------------    -------------
        Total Income                                                             3,640,484        3,484,107          149,053
                                                                             -------------    -------------    -------------
Expenses
   Investment advisory fees                                                      5,103,706        2,066,010          293,676
   Accounting fees                                                                  74,777           30,451            7,918
   Custodian fees                                                                   48,686           18,508            6,420
   Transfer agent fees                                                           1,051,823          300,445           74,932
   Registration fees                                                                27,808           56,611           37,857
   12b-1 fees (Investor Shares or single-class funds only)                       1,818,311          693,918           97,892
   Audit fees                                                                       20,748           13,317            8,461
   Legal fees                                                                       11,856            6,334            1,996
   Directors'/Trustees' fees and expenses                                           42,976           16,482            2,417
   Shareholder reporting fees                                                      392,317          123,815           26,621
   Amortization of deferred organization costs                                          --               --               --
   Interest expense                                                                 19,543           17,008            3,986
   Other expenses                                                                   24,312            7,582            1,183
                                                                             -------------    -------------    -------------
     Gross Expenses                                                              8,636,863        3,350,481          563,359
     Less fees waived by Advisor                                                        --               --               --
     Less earnings credits                                                         (25,856)         (40,755)          (3,259)
                                                                             -------------    -------------    -------------
     Net Expenses                                                                8,611,007        3,309,726          560,100
                                                                             -------------    -------------    -------------
     Net Investment Income (Loss)                                               (4,970,523)         174,381         (411,047)
                                                                             -------------    -------------    -------------

Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency
     Transactions
Net realized gain (loss) on securities and foreign currency transactions       (55,549,379)      (5,398,589)     (26,877,937)
Net realized gain (loss) on futures contracts                                           --               --               --
Net realized gain on distributions from investment companies                            --               --               --
Net change in unrealized appreciation (depreciation) on securities and
     foreign currency transactions                                            (863,070,257)    (239,999,983)     (37,010,203)
                                                                             -------------    -------------    -------------
Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency
     Transactions                                                             (918,619,636)    (245,398,572)     (63,888,140)
                                                                             -------------    -------------    -------------
Net Increase (Decrease) in Net Assets Resulting from Operations              $(923,590,159)   $(245,224,191)   $ (64,299,187)
                                                                             -------------    -------------    -------------
Foreign taxes withheld                                                       $       6,040    $       4,785               --
                                                                             -------------    -------------    -------------


See notes to financial statements

                       Financial Statements                                   53
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

                                                                                    Berger           Berger
                                                                             Small Company   New Generation          Berger
For the Six Months Ended March 31, 2001 (Unaudited)                            Growth Fund             Fund      Select Fund
                                                                             -------------    -------------    -------------
Investment Income
Income
   Dividends                                                                 $     120,120    $      16,005    $      83,080
   Interest                                                                      2,605,800          274,892          103,753
   Securities lending income                                                       604,045          475,146           17,370
                                                                             -------------    -------------    -------------
        Total Income                                                             3,329,965          766,043          204,203
                                                                             -------------    -------------    -------------
Expenses
   Investment advisory fees                                                      4,593,853        2,098,685          260,989
   Accounting fees                                                                  64,606           33,409            6,923
   Custodian fees                                                                   46,032          103,147            3,847
   Transfer agent fees                                                             733,359          400,072           63,495
   Registration fees                                                               174,191          140,665           16,283
   12b-1 fees (Investor Shares or single-class funds only)                       1,402,708          613,924           86,996
   Audit fees                                                                       15,456           11,598            9,412
   Legal fees                                                                       11,559            6,182            1,913
   Directors'/Trustees' fees and expenses                                           34,091           15,181            2,091
   Shareholder reporting fees                                                      256,847          149,280           22,115
   Amortization of deferred organization costs                                          --               --               --
   Interest expense                                                                 15,200           26,014            4,877
   Other expenses                                                                   16,285            9,438            1,891
                                                                             -------------    -------------    -------------
     Gross Expenses                                                              7,364,187        3,607,595          480,832
     Less fees waived by Advisor                                                    (4,590)          (4,786)              --
     Less earnings credits                                                         (58,491)         (20,800)          (1,803)
                                                                             -------------    -------------    -------------
     Net Expenses                                                                7,301,106        3,582,009          479,029
                                                                             -------------    -------------    -------------
     Net Investment Income (Loss)                                               (3,971,141)      (2,815,966)        (274,826)
                                                                             -------------    -------------    -------------

Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency
     Transactions
Net realized gain (loss) on securities and foreign currency transactions      (171,988,221)    (235,550,132)     (15,150,704)
Net realized gain (loss) on futures contracts                                           --               --               --
Net realized gain on distributions from investment companies                            --               --               --
Net change in unrealized appreciation (depreciation) on securities and
     foreign currency transactions                                            (491,487,587)    (316,274,534)     (40,856,045)
                                                                             -------------    -------------    -------------
Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency
     Transactions                                                             (663,475,808)    (551,824,666)     (56,006,749)
                                                                             -------------    -------------    -------------
Net Increase (Decrease) in Net Assets Resulting from Operations              $(667,446,949)   $(554,640,632)   $ (56,281,575)
                                                                             -------------    -------------    -------------
Foreign taxes withheld                                                                  --               --               --
                                                                             -------------    -------------    -------------

                                                                                      Berger          Berger           Berger
                                                                                 Information       Small Cap          Mid Cap
For the Six Months Ended March 31, 2001 (Unaudited)                          Technology Fund      Value Fund       Value Fund
                                                                             ---------------   -------------    -------------
Investment Income
Income
   Dividends                                                                 $      32,298    $  14,955,016    $     482,272
   Interest                                                                        152,555        6,334,118          155,238
   Securities lending income                                                        23,558               --           14,576
                                                                             -------------    -------------    -------------
        Total Income                                                               208,411       21,289,134          652,086
                                                                             -------------    -------------    -------------
Expenses
   Investment advisory fees                                                        408,866        7,993,631          222,413
   Accounting fees                                                                  14,249          109,306            6,962
   Custodian fees                                                                    5,876           81,907           11,436
   Transfer agent fees                                                              93,602          292,862           27,760
   Registration fees                                                                29,801          255,300            7,892
   12b-1 fees (Investor Shares or single-class funds only)                          66,604        1,114,923           74,138
   Audit fees                                                                        8,534           17,783            8,136
   Legal fees                                                                        2,126           15,932            1,787
   Directors'/Trustees' fees and expenses                                            2,880           59,266            1,706
   Shareholder reporting fees                                                       32,753          200,342            8,129
   Amortization of deferred organization costs                                       1,845               --               --
   Interest expense                                                                  1,305           15,791              299
   Other expenses                                                                    2,411           14,882              334
                                                                             -------------    -------------    -------------
     Gross Expenses                                                                670,852       10,171,925          370,992
     Less fees waived by Advisor                                                        --         (420,462)              --
     Less earnings credits                                                          (5,788)         (37,869)          (5,458)
                                                                             -------------    -------------    -------------
     Net Expenses                                                                  665,064        9,713,594          365,534
                                                                             -------------    -------------    -------------
     Net Investment Income (Loss)                                                 (456,653)      11,575,540          286,552
                                                                             -------------    -------------    -------------

Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency
     Transactions
Net realized gain (loss) on securities and foreign currency transactions       (14,531,370)     111,912,355        2,854,240
Net realized gain (loss) on futures contracts                                           --               --         (395,010)
Net realized gain on distributions from investment companies                            --               --           28,800
Net change in unrealized appreciation (depreciation) on securities and
     foreign currency transactions                                             (70,748,571)      97,305,017          793,587
                                                                             -------------    -------------    -------------
Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency
     Transactions                                                              (85,279,941)     209,217,372        3,281,617
                                                                             -------------    -------------    -------------
Net Increase (Decrease) in Net Assets Resulting from Operations              $ (85,736,594)   $ 220,792,912    $   3,568,169
                                                                             -------------    -------------    -------------
Foreign taxes withheld                                                                  --               --    $         312
                                                                             -------------    -------------    -------------


                                                                                      Berger
                                                                                    Balanced
For the Six Months Ended March 31,2000 (Unaudited)                                      Fund
                                                                             ---------------
Investment Income
Income
   Dividends                                                                 $     225,835
   Interest                                                                      1,835,626
   Securities lending income                                                         5,201
                                                                             -------------
        Total Income                                                             2,066,662
                                                                             -------------
Expenses
   Investment advisory fees                                                        513,208
   Accounting fees                                                                  10,158
   Custodian fees                                                                    6,336
   Transfer agent fees                                                              73,378
   Registration fees                                                                18,039
   12b-1 fees (Investor Shares or single-class funds only)                         183,289
   Audit fees                                                                        9,655
   Legal fees                                                                        2,430
   Directors'/Trustees' fees and expenses                                            4,275
   Shareholder reporting fees                                                       25,407
   Amortization of deferred organization costs                                          --
   Interest expense                                                                  3,577
   Other expenses                                                                    2,192
                                                                             -------------
     Gross Expenses                                                                851,944
     Less fees waived by Advisor                                                        --
     Less earnings credits                                                          (2,549)
                                                                             -------------
     Net Expenses                                                                  849,395
                                                                             -------------
     Net Investment Income (Loss)                                                1,217,267
                                                                             -------------

Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency
     Transactions
Net realized gain (loss) on securities and foreign currency transactions        (3,255,556)
Net realized gain (loss) on futures contracts                                           --
Net realized gain on distributions from investment companies                            --
Net change in unrealized appreciation (depreciation) on securities and
     foreign currency transactions                                             (26,561,360)
                                                                             -------------
Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency
     Transactions                                                              (29,816,916)
                                                                             -------------
Net Increase (Decrease) in Net Assets Resulting from Operations              $ (28,599,649)
                                                                             -------------
Foreign taxes withheld                                                       $         205
                                                                             -------------

54
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Financial
Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                                                Berger
                                                                              Growth Fund
                                                                  -----------------------------------
                                                                  Six Months Ended         Year Ended
                                                                    March 31, 2001      September 30,
                                                                       (Unaudited)               2000
                                                                  ----------------   ----------------
From Operations
Net investment income (loss)                                      $     (4,970,523)  $    (15,810,237)
Net realized gain (loss) on securities and foreign
  currency transactions                                                (55,549,379)       285,513,578
Net change in unrealized appreciation
  (depreciation) on securities and foreign currency transactions      (863,070,257)       511,850,546
                                                                  ----------------   ----------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                                     (923,590,159)       781,553,887
                                                                  ----------------   ----------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                        (251,315,228)      (294,401,149)
   Institutional Shares                                                         --                 --
                                                                  ----------------   ----------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                                       (251,315,228)      (294,401,149)
                                                                  ----------------   ----------------

From Fund Share Transactions
Proceeds from shares sold                                               63,524,464         98,534,404
Net asset value of shares issued in reinvestment
  of dividends and distributions                                       244,265,265        287,586,198
Payments for shares redeemed                                           (99,065,692)      (259,294,552)
                                                                  ----------------   ----------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                              208,724,037        126,826,050
                                                                  ----------------   ----------------
Net Increase (Decrease) in Net Assets                                 (966,181,350)       613,978,788

Net Assets
Beginning of period                                                  1,947,772,483      1,333,793,695
                                                                  ----------------   ----------------
End of period                                                     $    981,591,133   $  1,947,772,483
                                                                  ----------------   ----------------
Undistributed net investment income/(Accumulated
  net investment loss)                                            $     (5,317,885)  $       (347,362)
                                                                  ----------------   ----------------

Transactions in Fund Shares (Note 5)
Shares sold                                                              4,763,156          5,006,842
Shares issued to shareholders in reinvestment of
  dividends and distributions                                           19,907,519         16,039,370
Shares redeemed                                                         (7,907,979)       (13,463,692)
                                                                  ----------------   ----------------
Net Increase (Decrease) in Shares                                       16,762,696          7,582,520
Shares outstanding, beginning of period                                 93,328,114         85,745,594
                                                                  ----------------   ----------------
Shares outstanding, end of period                                      110,090,810         93,328,114
                                                                  ----------------   ----------------

See notes to financial statements.

                       Financial Statements                                   55
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

                                                                     Berger                                  Berger
                                                                    Large Cap                                Mid Cap
                                                                   Growth Fund                             Growth Fund
                                                         -----------------------------------   -----------------------------------
                                                         Six Months Ended         Year Ended   Six Months Ended         Year Ended
                                                           March 31, 2001      September 30,     March 31, 2001      September 30,
                                                              (Unaudited)               2000        (Unaudited)               2000
                                                         ----------------   ----------------   ----------------   ----------------
From Operations
Net investment income (loss)                             $        174,381   $       (970,197)  $       (411,047)  $       (812,948)
Net realized gain (loss) on securities and foreign
  currency transactions                                        (5,398,589)        80,409,828        (26,877,937)        18,335,737
Net change in unrealized appreciation
  (depreciation) on securities and foreign currency
  transactions                                               (239,999,983)       135,808,985        (37,010,203)        17,019,658
                                                         ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                            (245,224,191)       215,248,616        (64,299,187)        34,542,447
                                                         ----------------   ----------------   ----------------   ----------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                (69,978,769)       (56,432,967)       (13,015,939)        (2,604,437)
   Institutional Shares                                                --                 --                 --                 --
                                                         ----------------   ----------------   ----------------   ----------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                               (69,978,769)       (56,432,967)       (13,015,939)        (2,604,437)
                                                         ----------------   ----------------   ----------------   ----------------

From Fund Share Transactions
Proceeds from shares sold                                      77,175,357        278,763,933         21,241,840        134,338,287
Net asset value of shares issued in reinvestment
  of dividends and distributions                               66,706,514         54,706,474         12,109,453          2,525,230
Payments for shares redeemed                                 (134,918,347)      (146,369,933)       (35,061,592)       (71,787,343)
                                                         ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                       8,963,524        187,100,474         (1,710,299)        65,076,174
                                                         ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets                        (306,239,436)       345,916,123        (79,025,425)        97,014,184

Net Assets
Beginning of period                                           725,272,497        379,356,374        122,564,296         25,550,112
                                                         ----------------   ----------------   ----------------   ----------------
End of period                                            $    419,033,061   $    725,272,497   $     43,538,871   $    122,564,296
                                                         ----------------   ----------------   ----------------   ----------------
Undistributed net investment income/(Accumulated
  net investment loss)                                   $        109,460   $        (64,921)  $       (412,791)  $         (1,744)
                                                         ----------------   ----------------   ----------------   ----------------

Transactions in Fund Shares (Note 5)
Shares sold                                                     4,680,685         13,568,085            900,110          3,669,336
Shares issued to shareholders in reinvestment of
  dividends and distributions                                   4,537,858          2,939,628            550,180             70,380
Shares redeemed                                                (8,075,174)        (7,387,883)        (1,510,445)        (1,940,540)
                                                         ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Shares                               1,143,369          9,119,830            (60,155)         1,799,176
Shares outstanding, beginning of period                        33,881,737         24,761,907          2,970,142          1,170,966
                                                         ----------------   ----------------   ----------------   ----------------
Shares outstanding, end of period                              35,025,106         33,881,737          2,909,987          2,970,142
                                                         ----------------   ----------------   ----------------   ----------------

                                                                       Berger                                Berger
                                                                    Small Company                        New Generation
                                                                     Growth Fund                              Fund
                                                         -----------------------------------   -----------------------------------
                                                         Six Months Ended         Year Ended   Six Months Ended         Year Ended
                                                           March 31, 2001      September 30,     March 31, 2001      September 30,
                                                              (Unaudited)               2000        (Unaudited)               2000
                                                         ----------------   ----------------   ----------------   ----------------
From Operations
Net investment income (loss)                             $     (3,971,141)  $    (10,321,217)  $     (2,815,966)  $     (8,097,471)
Net realized gain (loss) on securities and foreign
  currency transactions                                      (171,988,221)       325,582,758       (235,550,132)       177,147,820
Net change in unrealized appreciation
  (depreciation) on securities and foreign currency
  transactions                                               (491,487,587)       245,661,268       (316,274,534)        63,212,050
                                                         ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                            (667,446,949)       560,922,809       (554,640,632)       232,262,399
                                                         ----------------   ----------------   ----------------   ----------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only               (204,750,048)      (193,050,831)      (110,403,467)       (71,664,764)
   Institutional Shares                                          (737,016)          (107,996)        (1,015,655)          (146,231)
                                                         ----------------   ----------------   ----------------   ----------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                              (205,487,064)      (193,158,827)      (111,419,122)       (71,810,995)
                                                         ----------------   ----------------   ----------------   ----------------

From Fund Share Transactions
Proceeds from shares sold                                     449,959,679      1,359,540,857        158,006,521        946,576,329
Net asset value of shares issued in reinvestment
  of dividends and distributions                              198,099,285        189,000,774        106,470,795         67,721,581
Payments for shares redeemed                                 (454,742,874)    (1,117,515,779)      (225,162,328)      (644,983,039)
                                                         ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                     193,316,090        431,025,852         39,314,988        369,314,871
                                                         ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets                        (679,617,923)       798,789,834       (626,744,766)       529,766,275

Net Assets
Beginning of period                                         1,474,426,824        675,636,990        861,050,935        331,284,660
                                                         ----------------   ----------------   ----------------   ----------------
End of period                                            $    794,808,901   $  1,474,426,824   $    234,306,169   $    861,050,935
                                                         ----------------   ----------------   ----------------   ----------------
Undistributed net investment income/(Accumulated
  net investment loss)                                   $     (4,095,234)  $       (124,093)  $     (2,843,639)  $        (27,673)
                                                         ----------------   ----------------   ----------------   ----------------

Transactions in Fund Shares (Note 5)
Shares sold                                                    86,755,896        188,217,874          8,209,581         25,633,117
Shares issued to shareholders in reinvestment of
  dividends and distributions                                  43,253,119         30,337,350          6,869,728          1,991,235
Shares redeemed                                               (87,644,554)      (159,164,729)       (12,055,870)       (17,811,606)
                                                         ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Shares                              42,364,461         59,390,495          3,023,439          9,812,746
Shares outstanding, beginning of period                       198,394,425        139,003,930         22,666,462         12,853,716
                                                         ----------------   ----------------   ----------------   ----------------
Shares outstanding, end of period                             240,758,886        198,394,425         25,689,901         22,666,462
                                                         ----------------   ----------------   ----------------   ----------------

56
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Financial
Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets





                                                                                                                  Berger
                                                                                                               Select Fund
                                                                                                    -------------------------------
                                                                                                    Six Months Ended     Year Ended
                                                                                                      March 31, 2001   September 30
                                                                                                         (Unaudited)           2000
                                                                                                    -----------------  ------------
From Operations
Net investment income (loss)                                                                         $      (274,826) $  (1,075,237)
Net realized gain (loss) on securities and foreign
   currency transactions                                                                                 (15,150,704)    29,900,230
Net realized loss on futures contracts                                                                            --             --
Net realized gain on distributions from investment companies                                                      --             --
Net change in unrealized appreciation (depreciation) on securities
   and foreign currency transactions                                                                     (40,856,045)    22,159,622
                                                                                                     ---------------  -------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                          (56,281,575)    50,984,615
                                                                                                     ---------------  -------------

From Dividends and Distributions to Shareholders
Dividends from net investment income:
   Investor Shares and single-class Funds only                                                                    --             --
   Institutional Shares                                                                                           --             --
Distributions in excess of net investment income:
   Investor Shares and single-class Funds only                                                                    --       (120,494)
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                                                           (20,152,527)   (24,429,656)
Institutional Shares                                                                                              --             --
Distributions in excess of net realized gains on investments:
   Investor Shares and single-class Funds only                                                                    --             --
   Institutional Shares                                                                                           --             --
                                                                                                     ---------------  -------------
Net Decrease in Net Assets from Dividends and Distributions
   to Shareholders                                                                                       (20,152,527)   (24,550,150)
                                                                                                     ---------------  -------------
From Fund Share Transactions
Proceeds from shares sold                                                                                 12,109,632     69,127,672
Net asset value of shares issued in reinvestment of
   dividends and distributions                                                                            19,396,671     23,772,870
Payments for shares redeemed                                                                             (36,662,746)   (98,355,421)
                                                                                                     ---------------  -------------
Net Increase (Decrease) in Net Assets Derived from
   Fund Share Transactions                                                                                (5,156,443)    (5,454,879)
                                                                                                     ---------------  -------------
Net Increase in Net Assets                                                                               (81,590,545)    20,979,586

Net Assets
Beginning of period                                                                                      122,331,245    101,351,659
                                                                                                     ---------------  -------------
End of period                                                                                        $    40,740,700  $ 122,331,245
                                                                                                     ---------------  -------------
Undistributed net investment income/(Accumulated
   net investment loss)                                                                              $      (280,333) $      (5,507)
                                                                                                     ---------------  -------------
Transactions in Fund Shares (Note 5)
Shares sold                                                                                                  922,877      2,789,149
Shares issued to shareholders in reinvestment of
   dividends and distributions                                                                             1,791,013        969,530
Shares redeemed                                                                                           (2,454,050)    (4,200,334)
                                                                                                     ---------------  -------------
Net Increase (Decrease) in Shares                                                                            259,840       (441,655
Shares outstanding, beginning of period                                                                    4,844,826      5,286,481
                                                                                                     ---------------  -------------
Shares outstanding, end of period                                                                          5,104,666      4,844,826
                                                                                                     ---------------  -------------
                       See notes to financial statements.


                      Financial Statements                                    57
                      Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

                                                                                Berger                       Berger
                                                                              Information                   Small Cap
                                                                           Technology Fund                  Value Fund
                                                                 ----------------------------------------------------------------
                                                                 Six Months Ended    Year Ended  Six Months Ended     Year Ended
                                                                   March 31, 2001  September 30,    March 31, 2001 September 30,
                                                                      (Unaudited)           2000       (Unaudited)          2000
                                                                 ---------------  -------------- ----------------- --------------
From Operations
Net investment income (loss)                                       $    (456,653) $  (1,033,986) $    11,575,540  $    22,391,003
Net realized gain (loss) on securities and foreign
   currency transactions                                             (14,531,370)    (1,565,150)     111,912,355      131,799,172
Net realized loss on futures contracts                                        --             --               --               --
Net realized gain on distributions from investment companies                  --             --               --               --
Net change in unrealized appreciation (depreciation) on securities
   and foreign currency transactions                                 (70,748,571)    38,489,519       97,305,017       95,023,362
                                                                   -------------  -------------  ---------------  ---------------
Net Increase (Decrease) in Net Assets Resulting from Operations      (85,736,594)    35,890,383      220,792,912      249,213,537
                                                                   -------------  -------------  ---------------  ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income:
   Investor Shares and single-class Funds only                                --             --      (11,465,988)      (4,123,328)
   Institutional Shares                                                       --             --      (14,130,334)      (5,601,904)
Distributions in excess of net investment income:
   Investor Shares and single-class Funds only                                --             --               --               --
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                                --             --      (58,409,167)      (4,761,704)
Institutional Shares                                                          --             --      (58,856,083)      (5,368,562)
Distributions in excess of net realized gains on investments:
   Investor Shares and single-class Funds only                                --        (72,678)              --               --
   Institutional Shares                                                       --       (153,075)              --               --
                                                                   -------------  -------------  ---------------  ---------------
Net Decrease in Net Assets from Dividends and Distributions
   to Shareholders                                                            --       (225,753)    (142,861,572)     (19,855,498)
                                                                   -------------  -------------  ---------------  ---------------

From Fund Share Transactions
Proceeds from shares sold                                             21,401,991    119,071,235      769,475,894    1,093,487,869
Net asset value of shares issued in reinvestment of
   dividends and distributions                                                --        225,245      120,758,613       15,420,635
Payments for shares redeemed                                         (16,551,481)   (46,127,009)    (318,680,261)    (405,327,916)
                                                                   -------------  -------------  ---------------  ---------------
Net Increase (Decrease) in Net Assets Derived from
   Fund Share Transactions                                             4,850,510     73,169,471      571,554,246      703,580,588
                                                                   -------------  -------------  ---------------  ---------------
Net Increase in Net Assets                                           (80,866,084)   108,834,101      649,485,586      932,938,627

Net Assets
Beginning of period                                                  133,738,869     24,904,768    1,721,348,331      788,409,704
                                                                   -------------  -------------  ---------------  ---------------
End of period                                                      $  52,852,785  $ 133,738,869  $ 2,370,833,917  $ 1,721,348,331
                                                                   -------------  -------------  ---------------  ---------------
Undistributed net investment income/(Accumulated
   net investment loss)                                            $    (457,845) $      (1,192) $     4,648,448  $    18,669,230
                                                                   -------------  -------------  ---------------  ---------------

Transactions in Fund Shares (Note 5)
Shares sold                                                            1,682,161      7,431,977       29,614,282       49,373,113
Shares issued to shareholders in reinvestment of
   dividends and distributions                                                --         14,252        4,976,539          735,730
Shares redeemed                                                       (1,495,871)    (2,893,562)     (12,342,754)     (18,359,280)
                                                                   -------------  -------------  ---------------  ---------------
Net Increase (Decrease) in Shares                                        186,290      4,552,667       22,248,067       31,749,563
Shares outstanding, beginning of period                                7,586,159      3,033,492       69,346,467       37,596,904
                                                                   -------------  -------------  ---------------  ---------------
Shares outstanding, end of period                                      7,772,449      7,586,159       91,594,534       69,346,467
                                                                   -------------  -------------  ---------------  ---------------


                                                                                Berger                         Berger
                                                                               Mied Cap                        Balanced
                                                                              Value Fund                        Fund
                                                                 ----------------------------------------------------------------
                                                                 Six Months Ended    Year Ended  Six Months Ended     Year Ended
                                                                   March 31, 2001  September 30,    March 31, 2001 September 30,
                                                                      (Unaudited)           2000       (Unaudited)          2000
                                                                 ---------------  -------------- ----------------- --------------
From Operations
Net investment income (loss)                                       $     286,552  $     184,321  $   1,217,267     $    2,440,163
Net realized gain (loss) on securities and foreign
   currency transactions                                               2,854,240      4,847,820     (3,255,556)        20,090,218
Net realized loss on futures contracts                                  (395,010)            --             --                 --
Net realized gain on distributions from investment companies              28,800         20,100             --                 --
Net change in unrealized appreciation (depreciation) on securities
   and foreign currency transactions                                     793,587      1,477,900    (26,561,360)        13,290,443
                                                                   -------------  -------------  ---------------   --------------

Net Increase (Decrease) in Net Assets Resulting from Operations        3,568,169      6,530,141    (28,599,649)        35,820,824
                                                                   -------------  -------------  ---------------   --------------

From Dividends and Distributions to Shareholders
Dividends from net investment income:
   Investor Shares and single-class Funds only                          (299,239)       (78,818)    (1,142,451)        (2,346,203)
   Institutional Shares                                                       --             --             --                 --
Distributions in excess of net investment income:
   Investor Shares and single-class Funds only                                --             --             --                 --
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                        (4,075,703)    (2,231,863)   (15,738,891)       (13,392,214)
Institutional Shares                                                          --             --             --                 --
Distributions in excess of net realized gains on investments:
   Investor Shares and single-class Funds only                                --             --             --                 --
   Institutional Shares                                                       --             --             --                 --
                                                                   -------------  -------------  ---------------   --------------

Net Decrease in Net Assets from Dividends and Distributions
   to Shareholders                                                    (4,374,942)    (2,310,681)   (16,881,342)       (15,738,417)
                                                                   -------------  -------------  ---------------   --------------

From Fund Share Transactions
Proceeds from shares sold                                             99,663,840     16,224,571     31,062,578        111,347,036
Net asset value of shares issued in reinvestment of
   dividends and distributions                                         4,132,668      2,272,484     15,140,785         14,489,177
Payments for shares redeemed                                         (47,902,389)   (12,621,747)   (57,340,305)       (91,887,017)
                                                                   -------------  -------------  ---------------   --------------
Net Increase (Decrease) in Net Assets Derived from
   Fund Share Transactions                                            55,894,119      5,875,308    (11,136,942)        33,949,196
                                                                   -------------  -------------  ---------------   --------------
Net Increase in Net Assets                                            55,087,346     10,094,768    (56,617,933)        54,031,603

Net Assets
Beginning of period                                                   33,012,775     22,918,007    176,797,733        122,766,130
                                                                   -------------  -------------  ---------------   --------------

End of period                                                      $  88,100,121  $  33,012,775  $ 120,179,800     $  176,797,733
                                                                   -------------  -------------  ---------------   --------------
Undistributed net investment income/(Accumulated
   net investment loss)                                            $     162,400  $     175,087  $     234,897     $      160,081
                                                                   -------------  -------------  ---------------   --------------
Transactions in Fund Shares (Note 5)
Shares sold                                                            6,543,560      1,178,675      1,918,817          5,768,094
Shares issued to shareholders in reinvestment of
   dividends and distributions                                           302,538        187,190        984,936            791,317
Shares redeemed                                                       (3,186,367)      (961,433)    (3,435,487)        (4,823,413)
                                                                   -------------  -------------  ---------------   --------------
Net Increase (Decrease) in Shares                                      3,659,731        404,432       (531,734)         1,735,998
Shares outstanding, beginning of period                                2,287,592      1,883,160      9,124,276          7,388,278
                                                                   -------------  -------------  ---------------   --------------
Shares outstanding, end of period                                      5,947,323      2,287,592      8,592,542          9,124,276
                                                                   -------------  -------------  ---------------   --------------

58
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger
International Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities


                                                                          March 31, 2001
                                                                             (Unaudited)
                                                                          --------------
Assets
Investment in Berger International Portfolio ("Portfolio"), at value        $ 30,618,060
Receivable from fund shares sold                                               1,400,922
                                                                            ------------

     Total Assets                                                             32,018,982
                                                                            ------------
Liabilities
Payable for fund shares redeemed                                                 376,980
Accrued administrative services fee                                               10,791
Accrued 12b-1 fees                                                                 7,494
                                                                            ------------
     Total Liabilities                                                           395,265
                                                                            ------------
Net Assets Applicable to Shares Outstanding                                 $ 31,623,717
                                                                            ------------

Components of Net Assets
Capital (par value and paid in surplus)                                     $ 29,419,506
Undistributed net investment income                                              319,151
Undistributed net realized loss on securities
   and foreign currency transactions                                            (379,659)
Net unrealized appreciation on securities and foreign currency transactions    2,264,719
                                                                            ------------
                                                                            $ 31,623,717
                                                                            ------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)              2,949,572
                                                                            ------------
Net Asset Value, Offering and Redemption Price Per Share                    $      10.72
                                                                            ------------



Statement of Operations

                                                                                                     Six Months Ended
                                                                                                       March 31, 2001
                                                                                                          (Unaudited)
                                                                                                     ----------------
Net Investment Income Allocated from Portfolio
   Dividends                                                                                              $   596,053
   Interest                                                                                                    32,752
   Securities lending income                                                                                    6,444
   Portfolio expenses (net of earnings credits totaling $847)                                                (173,127)
                                                                                                          -----------
     Net Investment Income Allocated from Portfolio                                                           462,122
                                                                                                          -----------
Fund Expenses
   Administrative services fee                                                                                 37,688
   12b-1 fees                                                                                                  46,589
   Registration fees                                                                                           10,506
   Legal fees                                                                                                     144
                                                                                                          -----------
   Total Fund Expenses                                                                                         94,927
                                                                                                          -----------
     Net Investment Income                                                                                    367,195
                                                                                                          -----------
Net Realized and Unrealized Loss on Securities and
   Foreign Currency Transactions Allocated from Portfolio
Net realized loss on securities and foreign currency transactions                                            (347,999)
Net change in unrealized appreciation on securities and foreign currency transactions                      (4,425,110)
                                                                                                          -----------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions Allocated from Portfolio  (4,773,109)
                                                                                                          -----------
Net Decrease in Net Assets Resulting from Operations                                                      $(4,405,914)
                                                                                                          -----------
Foreign Taxes Withheld                                                                                    $    29,558
                                                                                                          -----------

See notes to financial statements.

                       Financial Statements                                   59
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                                                Six Months Ended
                                                                                  March 31, 2001          Year Ended
                                                                                     (Unaudited)  September 30, 2000
                                                                                ----------------  ------------------
From Operations
Net investment income (loss)                                                      $     367,195    $        (427)
Net realized gain (loss) on securities and foreign currency
   transactions allocated from Portfolio                                               (347,999)       2,421,652
Net change in unrealized appreciation on securities and foreign currency
   transactions allocated from Portfolio                                             (4,425,110)         859,365
                                                                                  -------------    -------------
Net Increase (Decrease) in Net Assets Resulting from Operations                      (4,405,914)       3,280,590
                                                                                  -------------    -------------
From Dividends and Distributions to Shareholders
Distributions from net realized gains on securities and
   foreign currency transactions                                                     (2,266,137)              --
                                                                                  -------------    -------------
Net Decrease in Net Assets from Dividends and Distributions
   to Shareholders                                                                   (2,266,137)              --
                                                                                  -------------    -------------

From Fund Share Transactions
Proceeds from shares sold                                                           213,346,400      308,789,618
Net asset value of shares issued in reinvestment of dividends and distributions       2,245,778               --
Payments for shares redeemed                                                       (215,721,153)    (296,659,050)
                                                                                  -------------    -------------

Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions             (128,975)      12,130,568
                                                                                  -------------    -------------
Net Increase (Decrease) in Net Assets                                                (6,801,026)      15,411,158

Net Assets
Beginning of period                                                                  38,424,743       23,013,585
                                                                                  -------------    -------------
End of period                                                                     $  31,623,717    $  38,424,743
                                                                                  -------------    -------------
Undistributed net investment income/(Accumulated net investment loss)             $     319,151    $     (48,044)
                                                                                  -------------    -------------
Transactions in Fund Shares
Shares sold                                                                          17,322,462       21,602,443
Shares issued to shareholders in reinvestment of dividends and distributions            183,779               --
Shares redeemed                                                                     (17,363,679)     (20,635,259)
                                                                                  -------------    -------------
Net Increase in Shares                                                                  142,562          967,184
Shares outstanding, beginning of period                                               2,807,010        1,839,826
                                                                                  -------------    -------------
Shares outstanding, end of period                                                     2,949,572        2,807,010
                                                                                  -------------    -------------

See notes to financial statements.

60
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Organization

Berger Growth Fund ("Growth") (formerly Berger 100 Fund), Berger Large Cap Growth Fund (formerly Berger Growth and Income Fund) ("BLCG"), Berger Mid Cap Growth Fund ("BMCG"), Berger Small Company Growth Fund ("BSCG"), Berger New Generation Fund ("BNG"), Berger Select Fund ("BSEL"), Berger Information Technology Fund ("TECH"), Berger International Fund ("BIF"), Berger Small Cap Value Fund ("BSCV"), Berger Mid Cap Value Fund ("BMCV"), and Berger Balanced Fund ("BBAL") (individually the "Fund" and collectively, the "Funds") are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Growth and BLCG are corporations registered in the State of Maryland. BMCG, BSCG, BNG, BSEL, TECH, BMCV and BBAL are separate series established under the Berger Investment Portfolio Trust ("BIP Trust"), a Delaware business trust. BIF is one of three series established under the Berger Worldwide Funds Trust ("BWF Trust"), a Delaware business trust. BSCV is the only series established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust. BSCG, BNG,TECH and BSCV each offer two separate classes of shares; Investor Shares ("BSCG; Inv", "BNG; Inv", "TECH;Inv" and "BSCV; Inv", respectively) and Institutional Shares ("BSCG; Inst", "BNG; Inst", "TECH;Inst" and "BSCV; Inst", respectively). Both classes of each Fund have identical rights to earnings, assets and voting privileges. BSCG; Inst commenced operations on October 16, 1999. Effective March 31, 2000, the trustees of the OMNI Trust approved closing both share classes of BSCV to new investors. Both classes remain closed to new investors at March 31, 2001.

BIF invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), a series of Berger Worldwide Portfolios Trust ("BWP Trust"). The value of such investment reflects BIF's proportionate interest in the net assets of the Portfolio (12% at March 31, 2001). The Portfolio is an open-end management investment company and has the same investment objective and policies as BIF. The performance of BIF will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with BIF's financial statements.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"), the former advisor to the Portfolio. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became the Fund's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services to or on the fees borne by BIF for advisory services. Additionally, BIF was renamed Berger International Fund and the Berger/BIAM Worldwide Funds Trust was renamed Berger Worldwide Funds Trust.

Effective January 29, 2001, the directors of the Berger Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective. As a result, BLCG will, under normal circumstances, invest at least 65% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

                       Notes to Financial Statements                          61
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Since BIF invests all of its investable assets in the Portfolio, the value of BIF's investable assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Calculation of Net Asset Value

Each Fund's per share calculation of net asset value for each share class is determined by dividing the net assets applicable to each share class by the total number of shares outstanding for that class.

Federal Income Tax Status

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The effective date for the Funds will be October 1, 2001. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

Allocation of Income, Expenses and Gains and Losses

Income, expenses (other than those attributable to a specific share class) and gains and losses of BSCG , BNG, TECH, and BSCV are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets of each of the aforementioned Funds. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

As an investor in the Portfolio, BIF is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of BIF relative to the other investors in the Portfolio. Expenses directly attributable to BIF are charged against the operations of the Fund.

Common Expenses

Certain expenses, which are not directly allocable to a specific Fund, are allocated pro rata to each of the Funds.

62
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Organization Costs

Expenses incurred in connection with the organization of TECH are being amortized over sixty months from April 8, 1997, the commencement of investment operations of TECH.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  Agreements

Berger serves as investment advisor to Growth, BLCG, BMCG, BSCG, BNG, BSEL, TECH, BIF (indirectly through its investment in the Portfolio), BSCV, BMCV, and BBAL pursuant to agreements that provide for an investment advisory fee to be paid to Berger according to the following schedule:


                          Average Daily
Fund                        Net Assets             Annual Rate
----                      -------------            -----------
Growth, BLCG, BMCG,     First $500 million           .75%
BSEL, BMCV              Next $500 million            .70%
                        Over $1 billion              .65%

BSCG, BNG,              First $500 million           .85%
TECH, BIF(1), BSCV      Next $500 million            .80%
                        Over $1 billion              .75%

BBAL                    First $1 billion             .70%
                        Over $1 billion              .65%


(1)See the Portfolio's Notes to Financial Statements for information regarding investment advisory fees borne by the Portfolio.

All investment advisory fees are accrued daily and paid monthly. Berger has delegated the day-to-day investment management of BSCV and BMCV to Perkins, Wolf, McDonnell & Company ("PWM"). Additionally, Berger has delegated the day-to-day investment management of TECH to Bay Isle Financial Corporation ("BIFC"). Berger pays PWM and BIFC sub-advisory fees from the investment advisory fee it receives from BSCV, BMCV and TECH.

Berger has agreed to reimburse BSCG; Inst and BNG; Inst to the extent that each class' transfer agency and registration fees, in aggregate, exceed .20% of the class' average daily net assets in any fiscal year.

The Funds have entered into administrative services agreements with Berger. Berger currently provides administrative services to the Funds at no cost (except BIF).

Pursuant to its administrative services agreement with Berger, BIF pays Berger a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or Berger's annual cost to provide or procure all of the services necessary for the operation of BIF (including transfer agency, printing and mailing, pricing services and audit fees) plus 0.02% of BIF's average daily net assets. Under the agreement, Berger is responsible at its own expense for providing or procuring such administrative services, excluding legal and registration fees.

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The BSCG, BNG, TECH and BSCV Plans apply only to the Investor Shares class of each Fund. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance activities primarily intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. During the period in which the Fund is closed, Berger shall reduce the 12b-1 fee payable by BSCV; Inv by the amount of such fee that is not utilized by Berger to provide or to compensate third party administrators or other companies for providing shareholder services to shareholders in connection with the distribution of shares.

The Funds (except BIF) have also entered into recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"), which also serves as the Funds' custodian. The custody, recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian. Effective April 1, 2001, the base fee charged to the Funds has been eliminated and the relationship fee has been reduced.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees

                       Notes to Financial Statements                          63
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

and expenses. Such credits, if any, are presented as fees paid indirectly on the Statement of Operations. For the period ended March 31, 2001, none of the Funds earned such credits.

Certain officers and/or directors of Berger are also officers and/or directors/trustees of the Funds. Directors/Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among the entire Berger Funds complex, which includes an annual fee component and a per meeting fee component. For the period ended March 31, 2001, such directors'/trustees' fees and expenses totaled $181,365 for the Funds.

Growth, BLCG, BIP Trust, OMNI Trust and BWP Trust have adopted a director/trustee fee deferral plan (the "Plan") which allows the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3.  Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) during the period ended March 31, 2001, were as follows:


Fund                                    Purchases        Sales
----                                    ---------        -----
Growth                                $827,285,632   $884,733,561
BLCG                                   179,215,530    228,672,490
BMCG                                    59,839,326     71,639,221
BSCG                                   794,334,542    709,971,496
BNG                                    493,104,291    583,032,552
BSEL                                    34,967,787     42,974,273
TECH                                    52,430,763     45,199,965
BIF(1)                                         N/A            N/A
BSCV                                   808,953,460    488,145,239
BMCV                                    78,604,008     32,501,623
BBAL                                    50,731,123     74,953,329

(1)See the Portfolio's Notes to Financial Statements for information regarding purchases and sales proceeds of investment securities.

BBAL had no purchases and sales proceeds of $4,220,325 of long-term U.S. government securities during the period ended March 31, 2001. No other Funds purchased or sold long-term U.S. government securities.

Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities

At March 31, 2001, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities were as follows:


                                       Gross            Gross               Net
                    Federal       Unrealized       Unrealized     Appreciation/
Fund               Tax Cost     Appreciation     Depreciation      Depreciation
----         --------------   --------------   --------------    --------------
Growth       $1,201,996,894   $   88,815,190   $ (324,458,735)   $ (235,643,545)
BLCG            448,421,848       41,171,016      (73,802,437)      (32,631,421)
BMCG             60,980,450        3,349,144      (23,190,040)      (19,840,896)
BSCG            867,718,325      108,454,621     (193,507,017)      (85,052,396)
BNG             443,232,448       10,268,753     (222,031,209)     (211,762,456)
BSEL             51,102,853        4,063,977      (14,328,727)      (10,264,750)
TECH             76,755,791        2,896,875      (28,101,482)      (25,204,607)
BIF(1)                  N/A              N/A              N/A               N/A
BSCV          2,170,296,307      346,077,235     (133,755,416)      212,321,819
BMCV             84,585,757        7,871,546       (3,856,138)        4,015,408
BBAL            127,129,138        8,713,979      (15,792,084)       (7,078,105)

(1)See the Portfolio's Notes to Financial Statements for federal tax cost of investment securities and the composition of net unrealized appreciation or unrealized depreciation of investment securities.


Futures and Forward Contracts

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations. At March 31, 2001, the Funds had no outstanding futures or forward currency contracts.

64
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Securities Lending

Under an agreement with State Street, BMCG, BSCG, BNG, BSEL, TECH, the Portfolio, BMCV and BBAL have the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

At March 31, 2001, the Funds had securities on loan with the following market values:


Fund                                                  Value
----                                                  -----
BMCG                                           $ 11,862,314
BSCG                                            236,853,116
BNG                                              75,556,727
BSEL                                              5,531,050
TECH                                              7,781,752
BIF(1)                                                  N/A
BMCV                                              7,869,218
BBAL                                              5,577,685

(1)See the Portfolio's Financial Statements for market value of securities on loan.

Repurchase Agreements

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

Federal Income Taxes

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

TECH incurred and elected to defer post-October 31 net capital and/or currency losses of $1,592,349 to the year ended September 30, 2001.

4.  Line of Credit

The Funds, excluding BIF, are party to an ongoing agreement with certain banks that allows the funds managed by Berger, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. No Funds had line of credit borrowings outstanding at March 31, 2001.

                       Notes to Financial Statements                          65
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

--------------------------------------------------------------------------------

5.  Capital Share Transactions

The following Funds are authorized to issue an unlimited number of shares of each share class with a par value of $0.01 per share. Transactions in capital shares for the periods presented were as follows:


Berger Small Company Growth Fund

                                                         Six Months Ended                           Year Ended
                                                          March 31, 2001                        September 30, 2000
                                                    ------------------------------       -------------------------------
Investor Shares
Shares sold                                          86,591,818    $   449,151,333        187,392,906    $ 1,353,692,255
Shares issued to shareholders in reinvestment
  of dividends and distributions                     43,098,811        197,392,556         30,319,794        188,892,806
Shares redeemed                                     (87,359,201)      (453,261,575)      (159,113,844)    (1,117,175,763)
                                                    -----------    ---------------       ------------    ---------------
                                                     42,331,428    $   193,282,314         58,598,856    $   425,409,298
                                                    -----------    ---------------       ------------    ---------------



                                                        Six Months Ended             Period from October 16, 1999(1)
                                                         March 31, 2001                 to September 30, 2000
                                                    ---------------------------       ----------------------------
Institutional Shares
Shares sold                                            164,078    $     808,346         824,968$        5,848,602
Shares issued to shareholders in reinvestment
  of dividends and distributions                       154,308          706,729           17,556          107,968
Shares redeemed                                       (285,353)      (1,481,299)         (50,885)        (340,016)
                                                    ----------    -------------       ----------    -------------
                                                        33,033           33,776          791,639        5,616,554
                                                    ----------    -------------       ----------    -------------
Total Increase from Capital Share Transactions      42,364,461    $ 193,316,090       59,390,495    $ 431,025,852
                                                    ----------    -------------       ----------    -------------



Berger New Generation Fund
                                                        Six Months Ended                      Year Ended
                                                         March 31, 2001                   September 30, 2000
                                                   ----------------------------      ----------------------------
Investor Shares
Shares sold                                          8,163,316    $ 157,248,604       25,431,722    $ 939,029,531
Shares issued to shareholders in reinvestment
  of dividends and distributions                     6,803,520      105,455,162        1,986,901       67,575,369
Shares redeemed                                    (11,995,916)    (224,064,383)     (17,802,050)    (644,629,776)
                                                   -----------     ------------      -----------     ------------
                                                     2,970,920       38,639,383        9,616,573      361,975,124
                                                   -----------     ------------      -----------     ------------
Institutional Shares
Shares sold                                             46,265          757,917          201,395        7,546,798
Shares issued to shareholders in reinvestment
   of dividends and distributions                       66,208        1,015,633            4,334          146,212
Shares redeemed                                        (59,954)      (1,097,945)          (9,556)        (353,263)
                                                   -----------     ------------      -----------     ------------
                                                        52,519          675,605          196,173        7,339,747
                                                   -----------     ------------      -----------     ------------
Total Increase from Capital Share Transactions       3,023,439    $  39,314,988        9,812,746    $ 369,314,871
                                                   -----------     ------------      -----------     ------------

(1) Commencement of operations for the share class.

66
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

5.  Capital Share Transactions (continued)
Berger Information Technology Fund

                                                         Six Months Ended                    Year Ended
                                                          March 31, 2001                September 30, 2000(1)
                                                   ----------------------------    ----------------------------
Investor Shares
Shares sold                                           1,307,937    $ 16,612,968       5,166,413    $ 86,580,176
Shares issued to shareholders in reinvestment of
  dividends and distributions                                --              --           4,578          72,263
Shares redeemed                                        (782,827)     (9,344,879)     (1,655,003)    (26,504,399)
                                                   ------------    ------------    ------------    ------------
                                                        525,110       7,268,089       3,515,988      60,148,040
                                                   ------------    ------------    ------------    ------------
Institutional Shares
Shares sold                                             374,224       4,789,023       2,265,564      32,491,059
Shares issued to shareholders in reinvestment of
  dividends and distributions                                --              --           9,674         152,982
Shares redeemed                                        (713,044)     (7,206,602)     (1,238,559)    (19,622,610)
                                                   ------------    ------------    ------------    ------------
                                                       (338,820)     (2,417,579)      1,036,679      13,021,431
                                                   ------------    ------------    ------------    ------------
Total Increase from Capital Share Transactions          186,290    $  4,850,510       4,552,667    $ 73,169,471
                                                   ------------    ------------    ------------    ------------



Berger Small Cap Value Fund
                                                          Six Months Ended                     Year Ended
                                                            March 31, 2001                September 30, 2000
                                                   -----------------------------    -----------------------------
Investor Shares
Shares sold                                          17,862,725    $ 464,529,507      26,730,624    $ 592,798,683

Shares issued to shareholders in reinvestment of
  dividends and distributions                         2,430,511       58,915,600         374,603        7,844,197
Shares redeemed                                      (7,538,250)    (194,711,353)    (10,297,490)    (227,188,582)
                                                   ------------    -------------    ------------    -------------
                                                     12,754,986      328,733,754      16,807,737      373,454,298
                                                   ------------    -------------    ------------    -------------
Institutional Shares
Shares sold                                          11,751,557      304,946,387      22,642,489      500,689,186

Shares issued to shareholders in reinvestment of
  dividends and distributions                         2,546,028       61,843,013         361,127        7,576,438

Shares redeemed                                      (4,804,504)    (123,968,908)     (8,061,790)    (178,139,334)
                                                   ------------    -------------    ------------    -------------
                                                      9,493,081      242,820,492      14,941,826      330,126,290
                                                   ------------    -------------    ------------    -------------
Total Increase from Capital Share Transactions       22,248,067    $ 571,554,246      31,749,563    $ 703,580,588
                                                   ------------    -------------    ------------    -------------

(1) All per share data for Berger Information Technology Fund has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

6.  Other Matters

Effective March 1, 2001, the independent directors/trustees appointed Albert C. Yates director of Growth and BLCG and trustee of BIP Trust, OMNI Trust, BWF Trust and BWP Trust. Also effective March 1, 2001, Louis R. Bindner retired as director of Growth and BLCG and as trustee of BIP Trust, OMNI Trust, BWF Trust and BWP Trust. The current directors/trustees of the Funds are Michael Owen, Jack R. Thompson, Dennis E. Baldwin, Katherine A. Cattanach, Paul R. Knapp, Harry T. Lewis, Jr., William Sinclaire and Albert C. Yates.

                       International Portfolio
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                              March 31, 2001
                                                                                              --------------
Country/Shares           Company                              Industry                              Value
--------------           -------                              --------                        --------------
Common Stock (98.19%)
Australia (2.55%)

         69,020          Brambles Industries Ltd.             Transport                           $1,473,497
        182,140          National Australia Bank Ltd.         Banks                                2,535,580
        197,728          News Corp. Ltd.                      Media & Photography                  1,494,670
        189,620          Westpac Banking Corp. Ltd.           Banks                                1,167,563
                                                                                                  ----------
                                                                                                   6,671,310
                                                                                                  ----------

China (0.68%)
      9,976,000          PetroChina Co. Ltd.                  Oil & Gas                            1,790,552
                                                                                                  ----------

Denmark (0.41%)
         30,765          Tele Danmark - Class B               Telecommunications Services          1,071,737
                                                                                                  ----------


Finland (0.49%)
         53,750          Nokia Oyj                            Information Technology Hardware      1,282,572
                                                                                                  ----------


France (10.92%)
        106,665          Alcatel SA                           Information Technology Hardware      3,203,740
         85,252          Aventis SA                           Pharmaceuticals                      6,571,557
         49,823          AXA                                  Insurance                            5,500,858
          8,580          Lafarge SA                           Construction & Building Materials      752,423
         51,263          TotalFinaElf SA - Class B            Oil & Gas                            6,900,605
         92,668          Vivendi Universal SA                 Diversified Industrials              5,595,109
                                                                                                  ----------
                                                                                                  28,524,292
                                                                                                  ----------

Germany (5.77%)
         83,795          Bayer AG                             Chemicals - Commodity                3,519,884
         53,790          Bayerische HypoVereinsbank AG        Banks                                2,886,873
        139,497          Bayerische Motoren Werke AG          Automobiles                          4,281,655
         93,193          E.On AG                              Diversified Industrials              4,392,751
                                                                                                  ----------
                                                                                                  15,081,163
                                                                                                  ----------

Hong Kong (2.26%)
        258,000          Cheung Kong (Holdings) Ltd.          Real Estate                          2,704,021
        371,000          China Mobile Ltd.*                   Telecommunications Services          1,631,438
        164,000          Sun Hung Kai Properties Ltd.         Real Estate                          1,566,400
                                                                                                  ----------
                                                                                                   5,901,859
                                                                                                  ----------

Italy (3.60%)
        590,225          ENI S.p.A.                           Oil & Gas                            3,830,223
        556,857          Telecom Italia S.p.A.                Telecommunications Services          5,567,027
                                                                                                  ----------
                                                                                                   9,397,250
                                                                                                  ----------

Japan (13.78%)
         22,000          ACOM Co. Ltd.                        Specialty & Other Finance            1,769,432
        117,000          Canon, Inc.+                         Electronic & Electrical Equipment    4,226,677
         83,000          Fuji Photo Film Co. Ltd.             Media & Photography                  3,057,721
        446,000          Hitachi Ltd.                         Information Technology Hardware      3,799,587
         30,000          Hoya Corp.                           Electronic & Electrical Equipment    1,943,628
         21,400          Murata Manufacturing Co. Ltd.        Information Technology Hardware      1,768,749
        241,000          NEC Corp.                            Information Technology Hardware      3,823,088
            474          Nippon Telegraph & Telephone Corp.   Telecommunications Services          3,010,718
            249          NTT DoCoMo, Inc.                     Telecommunications Services          4,309,805

68
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                                        March 31, 2001
                                                                                                        --------------
Country/Shares    Company                                            Industry                                    Value
--------------    -------                                            --------                           --------------

Common Stock (98.19%) - continued
Japan (13.78%) - continued
          9,500   Rohm Co. Ltd.                                      Information Technology Hardware      $ 1,583,961
         15,100   SMC Corp.                                          Engineering & Machinery                1,762,366
         23,700   Sony Corp.+                                        Household Goods & Textiles             1,674,712
         68,000   Takeda Chemical Industries Ltd.                    Pharmaceuticals                        3,266,375
                                                                                                          -----------
                                                                                                           35,996,819
                                                                                                          -----------

Netherlands (14.44%)
        221,480   ABN Amro Holdings NV                               Banks                                  4,026,323
        182,137   Elsevier NV                                        Media & Photography                    2,341,569
         56,877   Fortis NV                                          Banks                                  1,479,888
         28,670   Heineken NV                                        Beverages                              1,490,929
        173,497   ING Groep NV                                       Banks                                 11,258,966
        186,505   Koninklijke Ahold NV                               Food & Drug Retailers                  5,753,884
         63,697   Koninklijke KPN NV                                 Electronics & Electrical Equipment       617,801
        168,211   Koninklijke Philips Electronics NV                 Household Goods & Textiles             4,587,642
         60,480   Royal Dutch Petroleum Co.                          Oil & Gas                              3,340,859
         73,490   TNT Post Group NV                                  Support Services                       1,527,395
         34,860   VNU NV                                             Media & Photography                    1,279,374
                                                                                                          -----------
                                                                                                           37,704,630
                                                                                                          -----------

Portugal (0.33%)
        324,270   Electricidade de Portugal SA                       Electricity                              853,105
                                                                                                          -----------

Singapore (0.84%)
        164,026   DBS Group Holdings Ltd.                            Banks                                  1,480,821
         65,000   Singapore Press Holdings Ltd.                      Media & Photography                      712,821
                                                                                                          -----------
                                                                                                            2,193,642
                                                                                                          -----------


South Korea (0.26%)
         37,502   Pohang Iron & Steel Co. Ltd. - Spon. ADR           Steel & Other  Materials                 673,160
                                                                                                          -----------

Spain (2.92%)
        446,222   Banco Santander Central Hispano SA                 Banks                                  4,050,103
        223,703   Telefonica SA*                                     Telecommunications Services            3,570,414
                                                                                                          -----------
                                                                                                            7,620,517
                                                                                                          -----------

Sweden (0.58%)
        280,190   Ericsson LM - Class B                              Information Technology Services        1,519,410
                                                                                                          -----------

Switzerland (10.35%)
          3,785   Nestle SA                                          Food Producers and Processors          7,863,043
          2,786   Novartis AG Reg.                                   Pharmaceuticals                        4,334,773
            533   Roche Holding AG                                   Pharmaceuticals                        3,826,603
          2,799   Swiss Re Reg.                                      Insurance                              5,610,539
         37,592   UBS AG Reg.                                        Banks                                  5,386,941
                                                                                                          -----------
                                                                                                           27,021,899
                                                                                                          -----------

United Kingdom (28.01%)
        104,290   3i Group PLC                                       Investment Company                     1,660,067
         63,870   AstraZeneca PLC                                    Pharmaceuticals                        3,044,573
        256,450   Barclays PLC                                       Banks                                  7,985,966
        385,830   Cable & Wireless PLC                               Telecommunications Services            2,600,039
        359,183   Cadbury Schweppes PLC                              Food Producers & Processors            2,293,076

                       International Portfolio                               69
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report
--------------------------------------------------------------------------------




SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                               March 31, 2001
                                                                                               --------------
Country/Shares/Par Value  Company                          Industry                                     Value
------------------------  -------                          --------                            --------------
Common Stock (98.19%) - continued
United Kingdom (28.01%) - continued
     386,598              Compass Group PLC                Restaurants/Pubs/Breweries            $  2,753,300
     471,296              Diageo PLC                       Beverages                                4,727,194
     217,906              EMI Group PLC - Class B          Media & Photography                      1,405,055
     261,434              GlaxoSmithKline PLC              Pharmaceuticals                          6,828,198
     523,844              Granada PLC                      Leisure, Entertainment & Hotels          1,287,555
     375,323              Hilton Group PLC                 Leisure, Entertainment & Hotels          1,086,239
     630,957              Lloyds TSB Group PLC             Banks                                    6,189,879
     308,793              Marconi PLC                      Telecommunications Equipment             1,489,486
     206,100              P & O Princess Cruises PLC       Transport                                  804,083
      90,310              Pearson PLC                      Media & Photography                      1,575,909
     375,965              Prudential PLC                   Life Assurance                           4,013,693
      63,610              Railtrack Group PLC              Transport                                  619,972
     174,650              Reuters Group PLC                Media & Photography                      2,118,482
      69,050              RMC Group PLC                    Construction & Building Materials          641,645
   1,012,913              Shell Transport & Trading Co.    PLC Oil & Gas                            7,817,381
      66,516              Smiths Group PLC                 Aerospace & Defense                        728,506
  3,532, 494              Vodafone Group PLC               Telecommunications Services              9,672,283
     170,950              WPP Group PLC                    Media & Photography                      1,811,673
                                                                                                 ------------
                                                                                                   73,154,254
                                                                                                 ------------
Total Common Stock (Cost $255,931,719)                                                            256,458,171
                                                                                                 ------------


Repurchase Agreement (1.33%)
  $3,468,000                 State Street Repurchase Agreement, 5.15%
                             dated March 30, 2001, to be repurchased at
                             $3,469,488 on April 2, 2001, collateralized by
                             FHLMC Agency Note, 5.51% - March 19, 2004 with
                             a value of $3,537,711                                                  3,468,000
                                                                                                 ------------
Total Repurchase Agreement (Cost $3,468,000)                                                        3,468,000
                                                                                                 ------------
Total Investments (Cost $259,399,719) (99.52%)                                                    259,926,171
Total Other Assets, Less Liabilities (0.48%)                                                        1,264,247
                                                                                                 ------------
Net Assets (100.00%)                                                                             $261,190,418
                                                                                                 ------------
Outstanding Forward Foreign Currency Contracts


                                    Contract           Maturity                   Value on             Unrealized
          Currency                    Amount               Date             March 31, 2001           Appreciation
          --------               -----------          ---------             --------------           ------------
Sell  Japanese Yen               164,583,000           4/9/2001                 $1,307,910               $124,679
Sell  Japanese Yen               336,214,000          5/29/2001                  2,686,488                237,112
Sell  Japanese Yen               221,402,000          6/29/2001                  1,775,545                 61,511
                                                                                ----------               --------
                                                                                $5,769,943               $423,302
                                                                                ----------               --------

* Non-income producing security.
+ - Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
PLC - Public Limited Company.


See notes to financial statements.

70
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                                 March 31, 2001
                                                                                                   (Unaudited)
                                                                                                 --------------
Assets
Investments, at cost                                                                             $259,399,719
                                                                                                 ------------
Investments, at value                                                                            $259,926,171(1)
Cash                                                                                                      176
Foreign cash (cost $725,948)                                                                          721,183
Receivables
   Investment securities sold                                                                         665,862
   Contributions                                                                                    1,630,894
   Dividends                                                                                        1,112,008
   Interest                                                                                               992
Net unrealized appreciation on forward currency contracts                                             423,302
Investment held as collateral for securities loaned                                                38,419,633
                                                                                                 ------------
     Total Assets                                                                                 302,900,221
                                                                                                 ------------
Liabilities
Payables
   Investment securities purchased                                                                  2,634,191
   Withdrawals                                                                                        425,025
   Interest                                                                                               237
Collateral on securities loaned                                                                    38,419,633
Accrued investment advisory fees                                                                      197,803
Accrued custodian and accounting fees                                                                  12,937
Accrued audit fees                                                                                     19,977
                                                                                                 ------------
     Total Liabilities                                                                             41,709,803
                                                                                                 ------------
Net Assets                                                                                       $261,190,418
                                                                                                 ------------

(1) Includes securities on loan with a value totaling $36,534,112.


Statement of Operations

                                                                                               Six Months Ended
                                                                                                March 31, 2001
                                                                                                 (Unaudited)
                                                                                               ----------------
Investment Income
   Dividends                                                                                     $  4,667,377
   Interest                                                                                           270,137
   Securities lending income                                                                           54,850
                                                                                                 ------------
     Total Income                                                                                   4,992,364
Expenses
   Investment advisory fees                                                                         1,302,590
   Accounting fees                                                                                     31,833
   Custodian fees                                                                                      61,599
   Registration fees                                                                                    3,202
   Audit fees                                                                                          18,552
   Legal fees                                                                                           1,657
   Trustees' fees and expenses                                                                          9,165
   Shareholder reporting fees                                                                           3,583
   Interest expense                                                                                     7,746
                                                                                                 ------------
     Gross Expenses                                                                                 1,439,927
     Less earnings credits                                                                             (7,098)
                                                                                                 ------------
     Net Expenses                                                                                   1,432,829
                                                                                                 ------------
     Net Investment Income                                                                          3,559,535
                                                                                                 ------------
Net Realized and Unrealized Loss on Securities and
   Foreign Currency Transactions
Net realized loss on securities and foreign currency transactions                                  (2,859,973)
Net change in unrealized appreciation on securities and foreign currency transactions             (47,744,530)
                                                                                                 ------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions                  (50,604,503)
                                                                                                 ------------
Net Decrease in Net Assets Resulting from Operations                                             $(47,044,968)
                                                                                                 ------------
Foreign Taxes Withheld                                                                           $    237,363
                                                                                                 ------------

See notes to financial statements.

                       International Portfolio                                71
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                               Six Months Ended
                                                                                                March 31, 2001        Year Ended
                                                                                                  (Unaudited)     September 30, 2000
                                                                                               ----------------   ------------------
From Operations
Net investment income                                                                           $   3,559,535       $   2,343,979
Net realized gain (loss) on securities and foreign currency transactions                           (2,859,973)         27,968,844
Net change in unrealized appreciation on securities and
   foreign currency transactions                                                                  (47,744,530)           (844,495)
                                                                                                -------------       -------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                   (47,044,968)         29,468,328
                                                                                                -------------       -------------
From Transactions in Investors' Beneficial Interest
Contributions                                                                                     427,152,024         450,398,066
Withdrawals                                                                                      (430,684,596)       (433,309,806)
                                                                                                -------------       -------------
Net Increase (Decrease) in Net Assets Derived from Investors' Beneficial
    Interest Transactions                                                                          (3,532,572)         17,088,260
                                                                                                -------------       -------------
Net Increase (Decrease) in Net Assets                                                             (50,577,540)         46,556,588
Net Assets
Beginning of period                                                                               311,767,958         265,211,370
                                                                                                -------------       -------------
End of period                                                                                   $ 261,190,418       $ 311,767,958
                                                                                                -------------       -------------

                                                      Six Months Ended                                           Period from
                                                       March 31, 2001       Years Ended September 30,         October 11, 1996(1)
                                                        (Unaudited)        2000        1999        1998      to September 30, 1997
                                                      ----------------   ---------   ---------   ---------   ---------------------
Ratios/Supplementary Data
Net assets, end of period (in thousands)               $261,190          $311,768    $265,211    $177,596         $122,217
Net expense ratio to average net assets(3)                 0.95%(2)          0.97%       1.00%       1.00%            0.89%(2)
Ratio of net investment income to average net assets       2.34%(2)          0.73%       0.75%       3.45%            1.63%(2)
Gross expense ratio to average net assets                  0.95%(2)          0.97%       1.01%       1.04%            1.10%(2)
Portfolio turnover rate(4)                                   20%               31%         16%         17%              17%

(1) Commencement of investment operations.

(2) Annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Not annualized.

See notes to financial statements.

72
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Organization

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is a series of the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI. This agreement was approved by shareholders on May 5, 2000. The dissolution of BBOI had no effect on the investment advisory services provided to the Portfolio. Upon approval of the new management agreement, Berger became the Portfolio's advisor and BIAM continues to be responsible for the day-to-day management of the Portfolio's investments as sub-advisor. In connection with the dissolution, the Portfolio was renamed Berger International Portfolio from Berger/BIAM International Portfolio. Additionally, the Trust was renamed Berger Worldwide Portfolios Trust from Berger/BIAM Worldwide Portfolios Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Federal Income Taxes

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolio to amortize premium and discount on all fixed-income securities. Upon

                       Notes to Financial Statements                          73
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report
--------------------------------------------------------------------------------

initial adoption, the Portfolio will be required to adjust the cost of any fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The effective date for the Portfolio will be October 1, 2001. The Portfolio expects that the impact of the adoption of this principle will not be material to the financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Agreements

Berger serves as investment advisor to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                Annual Rate
------------------------                -----------
First $500 million                             .85%
Next $500 million                              .80%
Over $1 billion                                .75%
------------------------                 ---------

Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"), which also serves as the Portfolio's custodian. The custody, recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian. Effective April 1, 2001, the base fee charged to the Portfolio and the Funds has been eliminated and the relationship fee has been reduced.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among all of the funds in the Berger Funds complex, which includes an annual fee component and a per meeting component. The Portfolio's portion of the trustees' fees and expenses for the period ended March 31, 2001, totaled $9,165.

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) during the period ended March 31, 2001 were as follows:

              Purchases               Sales
            -----------         -----------
            $64,738,177         $59,691,101
            -----------         -----------

There were no purchases or sales of long-term U.S. government securities during the period ended March 31, 2001.

Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities

At March 31, 2001, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                    Gross Unrealized   Gross Unrealized                 Net
Federal Tax Cost        Appreciation       Depreciation        Appreciation
----------------    ----------------   ----------------        ------------
  $261,136,171           $34,109,358       $(35,319,358)       $(1,210,000)
  ------------           -----------       ------------        -----------

Forward Currency Contracts

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward

74
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

Securities Lending

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

Repurchase Agreements

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities.

4. Line of Credit

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with certain banks that allows these funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At March 31, 2001, the Portfolio had no borrowings outstanding on the line of credit.

5. Other Matters

Effective March 1, 2001, the independent trustees appointed Albert C.Yates trustee of the Trust. Also effective March 1, 2001, Louis R. Bindner retired as trustee of the Trust.

                       Financial Highlights                                   75
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger Growth Fund
For a Share Outstanding Throughout the Period

                                             Six Months Ended
                                              March 31, 2001                         Years Ended September 30,
                                               (Unaudited)          2000         1999           1998         1997(1)      1996(1)
                                             ----------------    ----------   ----------     ----------    ----------   ----------
Net asset value, beginning of period           $      20.87      $    15.56   $    11.99     $    21.51    $    19.64   $    18.89
                                               ------------      ----------   ----------     ----------    ----------   ----------
From investment operations
  Net investment loss                                 (0.05)             --        (0.00)(2)         --         (0.09)       (0.08)
  Net realized and unrealized gains (losses)
    from investments and foreign currency
    transactions                                      (9.20)           8.89         4.55          (2.57)         4.73         1.76
                                               ------------      ----------   ----------     ----------    ----------   ----------
Total from investment operations                      (9.25)           8.89         4.55          (2.57)         4.64         1.68
                                               ------------      ----------   ----------     ----------    ----------   ----------
Less dividends and distributions
  Distributions (from capital gains)                  (2.70)          (3.58)       (0.98)         (6.95)        (2.77)       (0.93)
                                               ------------      ----------   ----------     ----------    ----------   ----------
Total dividends and distributions                     (2.70)          (3.58)       (0.98)         (6.95)        (2.77)       (0.93)
                                               ------------      ----------   ----------     ----------    ----------   ----------
Net asset value, end of period                 $       8.92      $    20.87   $    15.56     $    11.99    $    21.51   $    19.64
                                               ------------      ----------   ----------     ----------    ----------   ----------
Total Return(5)                                      (47.86)%         60.93%       38.96%        (16.08)%       26.50%        9.36%
                                               ------------      ----------   ----------     ----------    ----------   ----------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)     $    981,591      $1,947,772   $1,333,794     $1,286,828    $1,889,048   $2,012,706
  Gross/Net expense ratio to average net
    assets(3)                                          1.21%(4)        1.13%        1.36%          1.38%         1.41%        1.42%
  Ratio of net investment loss to average
    net assets                                        (0.70)%(4)      (0.87)%      (0.38)%        (0.38)%       (0.40)%      (0.43)%
  Portfolio turnover rate(5)                             61%             70%         274%           280%          200%         122%

(1) Per share calculations for the period were based on average shares outstanding.

(2) Amount represents less than $0.01 per share.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

(5) Not annualized.

Berger Large Cap Growth Fund
For a Share Outstanding Throughout the Period

                                                     Six Months Ended
                                                      March 31, 2001                    Years Ended September 30,
                                                        (Unaudited)       2000        1999          1998        1997       1996
                                                     ----------------   --------    --------      --------    --------   --------
Net asset value, beginning of period                   $     21.41      $  15.32    $  13.60      $  16.72    $  14.06   $  12.89
                                                       -----------      --------    --------      --------    --------   --------
From investment operations
   Net investment income (loss)                                 --            --       (0.00)(3)      0.04        0.14       0.20
   Net realized and unrealized gains (losses) from
     investments and foreign currency transactions           (7.26)         8.27        4.53         (0.30)       4.28       1.17
                                                       -----------      --------    --------      --------    --------   --------
Total from investment operations                             (7.26)         8.27        4.53         (0.26)       4.42       1.37
                                                       -----------      --------    --------      --------    --------   --------
Less dividends and distributions
   Dividends (from net investment income)                       --            --          --         (0.03)      (0.13)     (0.20)
   Dividends (in excess of net investment income)               --            --       (0.01)        (0.01)         --         --
   Distributions (from capital gains)                        (2.19)        (2.18)      (2.80)        (2.82)      (1.63)        --
                                                       -----------      --------    --------      --------    --------   --------
Total dividends and distributions                            (2.19)        (2.18)      (2.81)        (2.86)      (1.76)     (0.20)
                                                       -----------      --------    --------      --------    --------   --------
Net asset value, end of period                         $     11.96      $  21.41    $  15.32      $  13.60    $  16.72   $  14.06
                                                       -----------      --------    --------      --------    --------   --------
Total Return(5)                                             (35.82)%       56.09%      38.67%        (1.60)%     34.56%     10.66%
                                                       -----------      --------    --------      --------    --------   --------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)            $   419,033      $725,272    $379,356      $301,330    $357,023   $315,538
   Gross/Net expense ratio to average net assets(1)           1.22%(4)      1.18%       1.35%         1.44%       1.51%      1.56%
   Ratio of net investment income (loss) to
     average net assets                                       0.06%(4)     (0.17)%     (0.22)%        0.25%       0.87%      1.39%
   Portfolio turnover rate(5)                                   66%           74%        173%          417%(2)     173%       112%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(2) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at the time.

(3) Amount represents less than $0.01 per share.

(4) Annualized.

(5) Not annualized.

See notes to financial statements.

76
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger Mid Cap Growth Fund
For a Share Outstanding Throughout the Period

                                                       Six Months Ended                                          Period from
                                                        March 31, 2001      Years Ended September 30,        December 31, 1997(1)
                                                         (Unaudited)           2000            1999         to September 30, 1998
                                                       ----------------    -----------     -----------      ---------------------
Net asset value, beginning of period                     $     41.27       $     21.82     $     10.93           $     10.00
                                                         -----------       -----------     -----------           -----------
From investment operations
   Net investment income (loss)                                (0.14)               --           (0.00)(5)             --
   Net realized and unrealized gains (losses) from
     investments and foreign currency transactions            (21.46)            20.75           11.10                  0.93
                                                         -----------       -----------     -----------           -----------
Total from investment operations                              (21.60)            20.75           11.10                  0.93
                                                         -----------       -----------     -----------           -----------
Less dividends and distributions
   Distributions (from capital gains)                          (4.71)            (1.30)          (0.21)                   --
                                                         -----------       -----------     -----------           -----------
Total dividends and distributions                              (4.71)            (1.30)          (0.21)                   --
                                                         -----------       -----------     -----------           -----------
Net asset value, end of period                           $     14.96       $     41.27     $     21.82           $     10.93
                                                         -----------       -----------     -----------           -----------
Total Return(2)                                               (56.00)%           95.98%         102.76%                 9.30%
                                                         -----------       -----------     -----------           -----------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)              $    43,539       $   122,564     $    25,550           $     4,283
   Net expense ratio to average net assets(3)                   1.45%(4)          1.28%           1.78%                 2.00%(4)
   Ratio of net investment loss to average net assets          (1.06)%(4)        (0.84)%         (1.03)%               (0.82)%(4)
   Gross expense ratio to average net assets                    1.45%(4)          1.28%           1.78%                 2.46%(4)
   Portfolio turnover rate(2)                                     78%              150%            178%                  262%

(1) Commencement of investment operations.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

(5) Amount represents less than $0.01 per share.

See notes to financial statements.

                       Financial Highlights                                   77
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report
--------------------------------------------------------------------------------

Berger Small Company Growth Fund - Investor Shares
For a Share Outstanding Throughout the Period

                                                    Six Months Ended
                                                     March 31, 2001                       Years Ended September 30,
                                                      (Unaudited)          2000          1999         1998       1997       1996
                                                    ---------------     ----------     --------     --------   --------   --------
Net asset value, beginning of period                  $       7.43      $     4.86     $   3.61     $   5.33   $   4.74   $   3.61
                                                      ------------      ----------     --------     --------   --------   --------
From investment operations
  Net investment income (loss)                               (0.02)          (0.00)(1)    (0.00)(1)       --      (0.05)     (0.03)
  Net realized and unrealized gains (losses) from
    investments and foreign currency transactions            (3.07)           3.85         1.95        (1.24)      0.84       1.16
                                                      ------------      ----------     --------     --------   --------   --------
Total from investment operations                             (3.09)           3.85         1.95        (1.24)      0.79       1.13
                                                      ------------      ----------     --------     --------   --------   --------
Less dividends and distributions
  Distributions (from capital gains)                         (1.04)          (1.28)       (0.70)       (0.48)     (0.20)        --
                                                      ------------      ----------     --------     --------   --------   --------
Total dividends and distributions                            (1.04)          (1.28)       (0.70)       (0.48)     (0.20)        --
                                                      ------------      ----------     --------     --------   --------   --------
Net asset value, end of period                        $       3.30      $     7.43     $   4.86     $   3.61   $   5.33   $   4.74
                                                      ------------      ----------     --------     --------   --------   --------
Total Return(4)                                             (45.48)%         84.27%       62.78%      (24.70)%    17.68%     31.30%
                                                      ------------      ----------     --------     --------   --------   --------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)            $    792,071      $1,468,541     $675,637     $561,741   $902,685   $871,467
  Net expense ratio to average net assets(2)                  1.32%(3)        1.27%        1.60%        1.48%      1.67%      1.68%
  Ratio of net investment loss to average net assets         (0.71)%(3)      (0.83)%      (1.21)%      (1.01)%    (1.09)%    (0.97)%
  Gross expense ratio to average net assets                   1.32%(3)        1.27%        1.60%        1.59%      1.67%      1.68%
  Portfolio turnover rate(4)                                    67%             92%         128%          97%       111%        91%

(1) Amount represents less than $0.01 per share

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Annualized.

(4) Not annualized.

Berger Small Company Growth Fund - Institutional Shares
For a Share Outstanding Throughout the Period

                                                       Six Months Ended         Period from
                                                        March 31, 2001      October 16, 1999(1)
                                                         (Unaudited)       to September 30, 2000
                                                       ----------------    ---------------------
Net asset value, beginning of period                       $    7.43            $    4.87
                                                           ---------            ---------
From investment operations
      Net investment income                                    (0.01)               (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions         (3.06)                3.86
                                                           ---------            ---------
Total from investment operations                               (3.07)                3.86
                                                           ---------            ---------
Less dividends and distributions
      Distributions (from capital gains)                       (1.04)               (1.30)
                                                           ---------            ---------
Total dividends and distributions                              (1.04)               (1.30)
                                                           ---------            ---------
Net asset value, end of period                             $    3.32            $    7.43
                                                           ---------            ---------
Total Return(3)                                               (45.15)%              84.87%
                                                           ---------            ---------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)             $   2,738            $   5,886
      Net expense ratio to average net assets(4)                1.07%(2)             1.05%(2)
      Ratio of net investment loss to average net assets       (0.44)%(2)           (0.47)%(2)
      Gross expense ratio to average net assets                 1.29%(2)             1.59%(2)
      Portfolio turnover rate(3)                                  67%                  92%

(1) Commencement of investment operations for Institutional Shares.

(2) Annualized.

(3) Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(5) Amount represents less than $0.01 per share.

See notes to financial statements.

78
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger New Generation Fund - Investor Shares
For a Share Outstanding Throughout the Period

                                              Six Months Ended                                                         Period from
                                                March 31, 2001            Years Ended September 30,              March 29, 1996(1)
                                                   (Unaudited)        2000        1999      1998       1997   o September 30, 1996
                                              ----------------    --------   --------   --------   --------   ---------------------
Net asset value, beginning of period             $     37.99      $  25.77   $  12.66   $  14.72   $  11.82       $     10.00
                                                 -----------      --------   --------   --------   --------       -----------
From investment operations
   Net investment income (loss)                        (0.11)       (0.00)(6)   (0.00)(6)     --      (0.13)             0.56
   Net realized and unrealized
     gains (losses) from investment
     and foreign currency transactions                (23.53)        16.77      13.61      (2.06)      3.64              1.26
                                                 -----------      --------   --------   --------   --------       -----------
Total from investment operations                      (23.64)        16.77      13.61      (2.06)      3.51              1.82
                                                 -----------      --------   --------   --------   --------       -----------
Less dividends and distributions
   Dividends (from net investment income)                 --            --         --         --      (0.61)               --
   Distributions (from capital gains)                  (5.23)        (4.55)     (0.50)        --         --                --
                                                 -----------      --------   --------   --------   --------       -----------
Total dividends and distributions                      (5.23)        (4.55)     (0.50)        --      (0.61)               --
                                                 -----------      --------   --------   --------   --------       -----------
Net asset value, end of period                   $      9.12      $  37.99   $  25.77   $  12.66   $  14.72       $     11.82
                                                 -----------      --------   --------   --------   --------       -----------
Total Return(4)                                       (67.90)%       67.16%    110.82%    (13.99)%    31.53%            18.20%
                                                 -----------      --------   --------   --------   --------       -----------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)      $   231,931      $853,154   $330,938   $113,693   $190,164       $   116,912
   Net expense ratio to average net assets(2)           1.47%(3)      1.30%      1.54%      1.72%      1.89%             1.90%(3)
   Ratio of net investment income (loss) to
     average net assets                                (1.16)%(3)    (1.11)%    (1.29)%    (1.37)%    (1.51)%           12.35%(3)
   Gross expense ratio to average net assets            1.47%(3)      1.30%      1.54%      1.72%      1.89%             2.09%(3)
   Portfolio turnover rate(4)                             94%          149%       168%       243%       184%              474%(5)

(1) Commencement of investment operations for Investor Shares.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Annualized.

(4) Not annualized.

(5) Portfolio turnover was greater than anticipated during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.

(6) Amount represents less than $0.01 per share.

Berger New Generation Fund - Institutional Shares
For a Share Outstanding Throughout the Period

                                                          Six Months Ended                                Period from
                                                            March 31, 2001          Year Ended     August 16, 1999(1)
                                                               (Unaudited)  September 30, 2000   o September 30, 1999
                                                          ----------------  ------------------  ---------------------
Net asset value, beginning of period                          $37.67              $25.79               $23.29
                                                              ------              ------               ------
From investment operations
      Net investment income (loss)                             (0.08)              (0.00)(5)            (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions        (23.30)              16.41                 2.50
                                                              ------              ------               ------
Total from investment operations                              (23.38)              16.41                 2.50
                                                              ------              ------               ------
Less dividends and distributions
      Distributions (from capital gains)                       (5.23)              (4.53)                  --
                                                              ------              ------               ------
Total dividends and distributions                              (5.23)              (4.53)                  --
                                                              ------              ------               ------
Net asset value, end of period                                 $9.06              $37.67               $25.79
                                                              ------              ------               ------
Total Return(3)                                               (67.75)%             65.68%               10.73%
                                                              ------              ------               ------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                $2,376              $7,897                 $347
      Net expense ratio to average net assets(4)                1.16%(2)            1.17%                1.02%(2)
      Ratio of net investment loss to average net assets       (0.84)%(2)          (0.95)%              (0.85)%(2)
      Gross expense ratio to average net assets                 1.37%(2)            1.57%                1.02%(2)
      Portfolio turnover rate(3)                                  94%                149%                 168%

(1) Commencement of investment operations for Institutional Shares.

(2) Annualized.

(3) Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(5) Amount represents less than $0.01 per share.

See notes to financial statements.

                       Financial Highlights                                   79
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report
--------------------------------------------------------------------------------

Berger Select Fund
For a Share Outstanding Throughout the Period

                                                      ix Months Ended                                                 Period from
                                                       March 31, 2001         Years Ended September 30,       December 31, 1997(1)
                                                           (Unaudited)             2000              1999    o September 30, 1998
                                                      ----------------      -----------       -----------    ---------------------
Net asset value, beginning of period                     $     25.25        $     19.17       $     13.26         $     10.00
                                                         -----------        -----------       -----------         -----------
From investment operations
      Net investment income                                    (0.05)             (0.00)(6)          0.01                0.07
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions        (11.99)             10.55              6.80                3.19
                                                         -----------        -----------       -----------         -----------
Total from investment operations                              (12.04)             10.55              6.81                3.26
                                                         -----------        -----------       -----------         -----------
Less dividends and distributions
      Dividends (from net investment income)                      --              (0.02)            (0.05)                 --
      Dividends (in excess of net investment income)              --                 --             (0.01)                 --
      Distributions (from capital gains)                       (5.23)             (4.45)            (0.84)                 --
                                                         -----------        -----------       -----------         -----------
Total dividends and distributions                              (5.23)             (4.47)            (0.90)                 --
                                                         -----------        -----------       -----------         -----------
Net asset value, end of period                           $      7.98        $     25.25       $     19.17         $     13.26
                                                         -----------        -----------       -----------         -----------
Total Return(2)                                               (53.14)%            55.73%            53.06%              32.60%
                                                         -----------        -----------       -----------         -----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)           $    40,741        $   122,331       $   101,352         $    41,571
      Gross/Net expense ratio to average net assets(3)          1.39%(5)           1.23%             1.29%               1.48%(5)
      Ratio of net investment income (loss) to
         average net assets                                    (0.80)%(5)         (0.81)%            0.27%               1.13%(5)
      Portfolio turnover rate(2)                                  52%               123%              696%              1,486%(4)

(1) Commencement of investment operations.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(5) Annualized.

(6) Amount represents less than $0.01 per share.

See notes to financial statements.

80
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger Information Technology Fund - Investor Shares
For a Share Outstanding Throughout the Period

                                                         Six Months Ended                                      Period from
                                                        March 31, 2001(2)             Year Ended           July 2, 1999(1)
                                                              (Unaudited)  September 30, 2000(2)  to September 30, 1999(2)
                                                        -----------------  ---------------------  ------------------------
Net asset value, beginning of period                       $    17.59           $     8.21               $     7.64
                                                           ----------           ----------               ----------
From investment operations
      Net investment income (loss)                              (0.06)               (0.00)(5)                (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions         (10.75)                9.43                     0.57
                                                           ----------           ----------               ----------
Total from investment operations                               (10.81)                9.43                     0.57
                                                           ----------           ----------               ----------
Less dividends and distributions
      Distributions (from capital gains)                           --                (0.05)                      --
                                                           ----------           ----------               ----------
Total dividends and distributions                                  --                (0.05)                      --
                                                           ----------           ----------               ----------
Net asset value, end of period                             $     6.78           $    17.59               $     8.21
                                                           ----------           ----------               ----------
Total Return(6)                                                (61.46)%             114.97%                    7.46%
                                                           ----------           ----------               ----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)             $   31,380           $   72,173               $    4,811
      Net expense ratio to average net assets(3)                 1.65%(4)             1.63%                    1.83%(4)
      Ratio of net investment loss to average net assets        (1.17)%(4)           (1.36)%                  (1.58)%(4)
      Gross expense ratio to average net assets                  1.65%(4)             1.63%                    2.16%(4)
      Portfolio turnover rate(6)                                   51%                  38%                      31%

(1) Commencement of investment operations for Investor Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000 (See Note 5).

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

(5) Amount represents less than $0.01 per share.

(6) Not annualized.

Berger Information Technology Fund - Institutional Shares
For a Share Outstanding Throughout the Period

                                                                   Period from                       Period from
                                             Six Months Ended       Year Ended    March 1, 1999 to    Year Ended   April 8, 1997(1)
                                             March 31, 2001(2)   September 30,       September 30,  February 28,    to February 28,
                                                   (Unaudited)         2000(2)             1999(2)       1999(2)            1998(2)
                                             -----------------   -------------    ----------------  ------------   ---------------
Net asset value, beginning of period            $    17.67        $     8.21       $     6.34        $     4.31      $     2.86
                                                ----------        ----------       ----------        ----------      ----------
From investment operations
   Net investment income (loss)                      (0.04)            (0.00)(5)        (0.00)(5)         (0.04)          (0.01)
   Net realized and unrealized gains
      (losses) from investments and
      foreign currency transactions                 (10.80)             9.51             1.97              2.07            1.46
                                                ----------        ----------       ----------        ----------      ----------
Total from investment operations                    (10.84)             9.51             1.97              2.03            1.45
                                                ----------        ----------       ----------        ----------      ----------
Less dividends and distributions
   Distributions (from capital gains)                   --             (0.05)           (0.10)               --              --
                                                ----------        ----------       ----------        ----------      ----------
Total dividends and distributions                       --             (0.05)           (0.10)               --              --
                                                ----------        ----------       ----------        ----------      ----------
Net asset value, end of period                  $     6.83        $    17.67       $     8.21        $     6.34      $     4.31
                                                ----------        ----------       ----------        ----------      ----------
Total Return(6)                                    (61.35)%          115.86%           31.30%            47.13%          50.75%
                                                ----------        ----------       ----------        ----------      ----------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)     $   21,473        $   61,566       $   20,094        $   12,446      $    2,674
   Net expense ratio to average net assets(3)         1.17%(4)          1.03%            1.49%(4)          1.50%           1.50%(4)
   Ratio of net investment loss to average
      net assets                                     (0.69)%(4)        (0.76)%          (1.22)%(4)        (1.19)%         (1.01)%(4)
   Gross expense ratio to average net assets          1.17%(4)          1.03%            1.94%(4)          2.67%          12.17%(4)
   Portfolio turnover rate(6)                           51%               38%              31%               35%             33%

(1) Commencement of investment operations for Institutional Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000 (See Note 5).

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

(5) Amount represents less than $0.01 per share.

(6) Not annualized.

See notes to financial statements.

                       Financial Highlights                                   81
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report
--------------------------------------------------------------------------------

Berger Small Cap Value Fund - Investor Shares
For a Share Outstanding Throughout the Period

                                                         Six Months Ended                                              Period from
                                                           March 31, 2001        Years Ended September 30,    February 14, 1997(1)
                                                              (Unaudited)      2000       1999       1998    to September 30, 1997
                                                         ----------------    --------   --------   --------  ---------------------
Net asset value, beginning of period                      $       24.78      $  20.94   $  17.58   $  22.28      $       17.24
From investment operations
   Net investment income (loss)                                    0.13          0.30      (0.02)      0.42               0.03
   Net realized and unrealized gains (losses) from
     investments and foreign currency transactions                 2.87          3.97       4.26      (2.58)              5.01
                                                          -------------      --------   --------   --------      -------------
Total from investment operations                                   3.00          4.27       4.24      (2.16)              5.04
Less dividends and distributions
                                                          -------------      --------   --------   --------      -------------
   Dividends (from net investment income)                         (0.32)        (0.20)     (0.07)     (0.17)                --
   Distributions (from capital gains)                             (1.60)        (0.23)     (0.81)     (2.37)                --
                                                          -------------      --------   --------   --------      -------------
Total dividends and distributions                                 (1.92)        (0.43)     (0.88)     (2.54)                --
                                                          -------------      --------   --------   --------      -------------
Net asset value, end of period                            $       25.86      $  24.78   $  20.94   $  17.58      $       22.28
                                                          -------------      --------   --------   --------      -------------
Total Return(2)                                                   12.62%        20.77%     24.69%    (10.98)%            29.23%
                                                          -------------      --------   --------   --------      -------------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)               $   1,226,244      $859,030   $374,063   $108,465      $      55,211
   Net expense ratio to average net assets(3)                      1.07%(4)      1.19%      1.37%      1.56%              1.66%(4)
   Ratio of net investment income to average net assets            1.03%(4)      1.69%      1.36%      0.87%              0.60%(4)
   Gross expense ratio to average net assets                       1.15%(4)      1.23%      1.37%      1.56%              1.66%(4)
   Portfolio turnover rate(2)                                        27%           72%        66%        69%                81%

(1) Commencement of investment operations for Investor Shares.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

Berger Small Cap Value Fund - Institutional Shares
For a Share Outstanding Throughout the Period

                                              Six Months Ended                                             Period from    Year Ended
                                                March 31, 2001        Years Ended September 30,        January 1, 1997  December 31,
                                                   (Unaudited)      2000       1999       1998   to September 30, 1997          1996
                                              ----------------    --------   --------   -------  ---------------------  ------------
Net asset value, beginning of period           $       24.87      $  21.00   $  17.63   $ 22.33     $       16.48       $     14.57
                                               -------------      --------   --------   -------     -------------       -----------
From investment operations
   Net investment income (loss)                         0.15          0.33       0.04      0.45              0.07              0.12
   Net realized and unrealized gains (losses)
   from investments and foreign
   currency transactions                                2.88          4.01       4.28     (2.55)             5.78              3.62
                                               -------------      --------   --------   -------     -------------       -----------
Total from investment operations                        3.03          4.34       4.32     (2.10)             5.85              3.74
                                               -------------      --------   --------   -------     -------------       -----------
Less dividends and distributions
   Dividends (from net investment income)              (0.39)        (0.24)     (0.14)    (0.23)               --             (0.11)
   Distributions (from capital gains)                  (1.60)        (0.23)     (0.81)    (2.37)               --             (1.72)
                                               -------------      --------   --------   -------     -------------       -----------
Total dividends and distributions                      (1.99)        (0.47)     (0.95)    (2.60)               --             (1.83)
                                               -------------      --------   --------   -------     -------------       -----------
Net asset value, end of period                 $       25.91      $  24.87   $  21.00   $ 17.63     $       22.33       $     16.48
                                               -------------      --------   --------   -------     -------------       -----------
Total Return(2)                                        12.71%        21.09%     25.18%   (10.65)%           33.50%            25.58%
                                               -------------      --------   --------   -------     -------------       -----------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)    $   1,144,590      $862,318   $414,347   $92,787     $      58,450       $    36,041
   Gross/Net expense ratio to average
     net assets(3)                                      0.86%(1)      0.88%      1.01%     1.19%             1.34%(1)          1.48%
   Ratio of net investment income to average
     net assets                                         1.04%(1)      1.99%      1.69%     1.26%             0.63%(1)          0.69%
   Portfolio turnover rate(2)                             27%           72%        66%       69%               81%               69%

(1) Annualized.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

See notes to financial statements.

82
Berger Funds o March 31, 2001 Combined Semi-Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger Mid Cap  Value Fund
For a Share Outstanding Throughout the Period

                                                     Six Months Ended                                             Period from
                                                      March 31, 2001       Years Ended      September 30,      August 12, 1998(1)
                                                       (Unaudited)            2000              1999         to September 30, 1998
                                                     -----------------    ------------       ----------      ---------------------
Net asset value, beginning of period                     $    14.43        $    12.17        $     9.33            $    10.00
                                                         ----------        ----------        ----------            ----------
From investment operations
      Net investment income                                    0.05              0.08              0.07                  0.03
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions         1.79              3.46              2.83                 (0.70)
                                                         ----------        ----------        ----------            ----------
Total from investment operations                               1.84              3.54              2.90                 (0.67)
                                                         ----------        ----------        ----------            ----------
Less dividends and distributions
      Dividends (from net investment income)                  (0.10)            (0.04)            (0.06)                   --
      Dividends (from capital gains)                          (1.36)            (1.24)               --                    --
                                                         ----------        ----------        ----------            ----------
Total dividends and distributions                             (1.46)            (1.28)            (0.06)                   --
                                                         ----------        ----------        ----------            ----------
Net asset value, end of period                           $    14.81        $    14.43        $    12.17            $     9.33
                                                         ----------        ----------        ----------            ----------
Total Return(2)                                               13.62%            31.11%            31.12%                (6.70)%
                                                         ----------        ----------        ----------            ----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)           $   88,100        $   33,013        $   22,918            $   19,710
      Gross/Net expense ratio to average net assets(3)        31.26%(4)          1.59%             1.62%                 1.68%(4)
      Ratio of net investment income to average
         net assets                                            0.97%(4)          0.72%             0.54%                 2.30%(4)
      Portfolio turnover rate(2)                                 60%              129%              154%                   25%

(1) Commencement of investment operations.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

See notes to financial statements.

                       Financial Highlights                                   83
                       Berger Funds o March 31, 2001 Combined Semi-Annual Report
--------------------------------------------------------------------------------

Berger Balanced Fund
For a Share Outstanding Throughout the Period

                                                          Six Months Ended
                                                            March 31, 2001               Years Ended September 30,
                                                               (Unaudited)          2000            1999           1998(1)
                                                          ----------------      -----------     -----------     -----------
Net asset value, beginning of period                         $     19.38        $     16.62     $     13.28     $     10.00
                                                             -----------        -----------     -----------     -----------
From investment operations
      Net investment income                                         0.15               0.28            0.23            0.22
      Net realized and unrealized gains from
         investments and foreign currency transactions             (3.40)              4.57            4.69            5.17
                                                             -----------        -----------     -----------     -----------
Total from investment operations                                   (3.25)              4.85            4.92            5.39
                                                             -----------        -----------     -----------     -----------
Less dividends and distributions
      Dividends (from net investment income)                       (0.14)             (0.27)          (0.23)          (0.21)
      Distributions (from capital gains)                           (2.00)             (1.82)          (1.35)          (1.90)
                                                             -----------        -----------     -----------     -----------
Total dividends and distributions                                  (2.14)             (2.09)          (1.58)          (2.11)
                                                             -----------        -----------     -----------     -----------
Net asset value, end of period                               $     13.99        $     19.38     $     16.62     $     13.28
                                                             -----------        -----------     -----------     -----------
Total Return(5)                                                   (17.72)%            30.08%          39.41%          56.77%
                                                             -----------        -----------     -----------     -----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)               $   120,180        $   176,798     $   122,766     $    30,721
      Net expense ratio to average net assets(2)                    1.18%(4)           1.14%           1.23%           1.50%
      Ratio of net investment income to average net assets          1.69%(4)           1.48%           1.63%           1.81%
      Gross expense ratio to average net assets                     1.18%(4)           1.14%           1.23%           1.57%
      Portfolio turnover rate(5)                                      36%                82%            227%            658%(3)

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(4) Annualized.

(5) Not annualized.

Berger International Fund
For a Share Outstanding Throughout the Period

                                                      Six Months Ended                                                  Period from
                                                        March 31, 2001         Years Ended September 30,         November 7, 1996(1)
                                                           (Unaudited)      2000(7)        1999        1998    to September 30, 1997
                                                      ----------------     --------      -------     -------   ---------------------
Net asset value, beginning of period                     $    13.69        $  12.51      $ 10.06     $ 11.46         $    10.00
                                                         ----------        --------      -------     -------         ----------
From investment operations
      Net investment income (loss)                             0.13           (0.00)(8)    (0.07)       0.50               0.05
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions
         allocated from Portfolio                             (2.22)           1.18         3.01       (1.46)              1.41
                                                         ----------        --------      -------     -------         ----------
Total from investment operations                              (2.09)           1.18         2.94       (0.96)              1.46
                                                         ----------        --------      -------     -------         ----------
Less dividends and distributions
      Dividends (from net investment income)                     --              --        (0.47)      (0.06)                --
      Distributions (from capital gains)                      (0.88)             --        (0.02)      (0.38)                --
                                                         ----------        --------      -------     -------         ----------
Total dividends and distributions                             (0.88)             --        (0.49)      (0.44)                --
                                                         ----------        --------      -------     -------         ----------
Net asset value, end of period                           $    10.72        $  13.69      $ 12.51     $ 10.06         $    11.46
                                                         ----------        --------      -------     -------         ----------
Total Return(3)                                              (16.06)%          9.43%       29.64%      (8.46)%            14.60%
                                                         ----------        --------      -------     -------         ----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)           $   31,624        $ 38,425      $23,014     $16,515         $   18,673
      Net expense ratio to average net assets(4,5)             1.45%(2)        1.71%        1.76%       1.80%              1.90%(2)
      Ratio of net income (loss) to average net assets         1.98%(2)       (0.00)%      (0.01)%      2.20%              0.61%(2)
      Gross expense ratio to average net assets(5)             1.45%(2)        1.71%        1.77%       1.83%              1.99%(2)
      Portfolio turnover rate(3,6)                               20%             31%          16%         17%                17%

(1) Commencement of investment operations.

(2) Annualized.

(3) Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(7) Per share calculations for the period were based on average shares outstanding.

(8) Amount represents less than $0.01 per share.

See notes to financial statements.

                          Shareholders with questions should write to:       PRESORTED
                                                                             STANDARD
                          Berger Funds, c/o Berger LLC                       U.S. POSTAGE
                                                                             PAID
[BERGER FUNDS LOGO]       P.O. Box 5005,Denver,CO  80217                     PERMIT NO. 1
                                                                             HOUSTON, TEXAS
                          or call 800.551.5849.

                          Visit our Web site at bergerfunds.com.


210 University Blvd
Denver, CO 80206

                                                                          COMSAR

                               [ALTERNATE COVER]

March 31, 2001

SEMI-ANNUAL
REPORT

[BERGER FUNDS LOGO]

BERGER GROWTH FUND
BERGER LARGE CAP GROWTH FUND
BERGER MID CAP GROWTH FUND
BERGER SMALL COMPANY GROWTH FUND
BERGER NEW GENERATION FUND
BERGER SELECT FUND
BERGER INFORMATION TECHNOLOGY FUND
BERGER INTERNATIONAL FUND
BERGER SMALL CAP VALUE FUND
BERGER MID CAP VALUE FUND
BERGER BALANCED FUND

                               [ALTERNATE COVER]


Berger Funds are presenting a combined annual report which includes Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger New Generation Fund, Berger Select Fund, Berger Information Technology Fund, Berger International Fund, Berger Small Cap Value Fund, Berger Mid Cap Value Fund, and Berger Balanced Fund. This report reflects the financial position of each Fund at March 31, 2001 and the results of their operations and changes in their net assets and financial highlights for the periods indicated, in a single document.

                               [ALTERNATE COVER]


                          Shareholders with questions should write to:

                          Berger Funds, c/o Berger LLC

[BERGER FUNDS LOGO]       P.O. Box 5005,Denver,CO  80217

                          or call 800.551.5849.

                          Visit our Web site at bergerfunds.com.


210 University Blvd
Denver, CO 80206

                                                                          COMSAR

BERGER INTERNATIONAL CORE FUND

SEMI-ANNUAL
REPORT

March 31, 2001

[BERGER FUNDS LOGO]

BERGER FUNDS, BERGER INTERNATIONAL CORE FUND and BERGER MOUNTAIN LOGO are registered trademarks of Berger LLC; and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

             Contents                                                          3

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Table of Contents
--------------------------------------------------------------------------------

BERGER INTERNATIONAL CORE FUND
Portfolio Manager's Commentary .........................................  4
Statement of Assets and Liabilities ....................................  7
Statement of Operations ................................................  7
Statements of Changes in Net Assets ....................................  8
Notes to Financial Statements ..........................................  9
Financial Highlights ................................................... 11
BERGER INTERNATIONAL PORTFOLIO
Schedule of Investments ................................................ 13
Statement of Assets and Liabilities .................................... 17
Statement of Operations ................................................ 18
Statements of Changes in Net Assets .................................... 19
Notes to Financial Statements .......................................... 20

This material must be preceded or accompanied by a prospectus for the Fund, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC - Member NASD (5/01) www.bergerfunds.com

4

Berger Funds o March 31, 2001 International CORE Semi-Annual Report

                                                    Ticker Symbol -        BBICX
                                                    Fund Number              660

                                                    Portfolio Manager Commentary
Berger International                                       Bank of Ireland Asset
CORE Fund                                                 Management (U.S.) Ltd.
--------------------------------------------------------------------------------

Market Conditions

The six-month period beginning October 2000 gave equity investors little to celebrate. Markets that posted positive performance for the fourth quarter began retreating in the first. At the close of 2000, nine developed markets had positive performance for the quarter. Only two of the 22 countries represented in the MSCI World index recorded positive performance in the first quarter 2001.

The decline in US imports caused the European industrial sector to begin losing momentum toward the end of the year, and had an even more dramatic impact in the first quarter. The MSCI Europe ex-UK index declined by 16.86% during the first quarter with major markets such as France and Germany falling by double digits. The MSCI UK index ended the quarter down 12.30%. The UK economy is slowing in line with its EU partners, but less than the US. Throughout the six-month period, consumer confidence remained close to its highs as a result of lower unemployment, personal tax cuts in many European countries and a continued low level of interest rates. Consumer confidence rose again in January as a result of sustained retail sales volume growth.

The Japanese market experienced a very poor fourth quarter and continued to weaken throughout the first quarter of 2001. The benchmark Nikkei index hit a 16-year low during February before recovering slightly in March. Despite this uptick, the MSCI Japan index ended the period down 8.36%.

The rest of Asia also posted negative numbers for the period. The MSCI Pacific ex-Japan index declined by 11.63%. Australia's economy contracted by 0.6% in the fourth quarter of 2000--the first contraction since the 1991 recession. Consumer confidence figures for this region are at their lowest levels since 1992.

Fund Performance

The Fund was down 15.88% during the period, versus a 15.92% decline for its benchmark, the Morgan Stanley Capital International (MSCI-EAFE) Index.1 For two quarters in a row, telecommunication stocks contributed the most to the portfolio's negative performance. Leading this group was UK-quoted Vodafone Group PLC, the world's largest mobile phone operator. Cable & Wireless PLC also disappointed during the period after it warned that its core business was experiencing slowing revenues and tighter margins. The French-quoted telecom equipment manufacturer Alcatel SA also suffered after it lowered forecasts for first-quarter sales growth, citing cooling demand. On a brighter note, Telefonica SA outperformed its peers as it recovered from oversold levels.

After posting solid fourth-quarter performances, financial stocks turned around and contributed to the first-quarter's negative performance. Growth in personal savings products stalled after the first of the year, and some of the sector's bigger players suffered as a result of merger and acquisition activity. ING Groep NV's share price fell

             International CORE Fund                                           5

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report
--------------------------------------------------------------------------------

despite the fact that the Dutch-quoted company's profits rose by 24% during 2000. UK-quoted Prudential PLC also underperformed during the period. Its share price fell following its takeover bid for the US' American General Corp. Prudential has proposed an all-share transaction valued in excess of $25 billion
(US). The market reacted negatively to the deal, and Prudential shares were marked down 20%. After quarter-end, US insurer AIG launched a counter bid for American General.

Pharmaceutical stocks followed a similar trend. After having been a strong performer during 2000, Japanese-quoted Takeda Chemical Industries Ltd. declined during the first quarter. Another of 2000's standouts that fell out of favor during the first quarter was the Franco-German life sciences company, Aventis SA. Roche Holding AG disappointed the market with its full-year results, and its share price suffered as a result.

Outlook

Uncertainties surrounding the global economy have clouded the outlook for equity markets. Prospects for equities depend on the outcome of the tug-of-war between earnings and interest rates. Barring a collapse in profits, we believe that stock valuations are more attractive than bonds at these levels.

Economic growth estimates are now forecasting a downturn for all regions, but we remain unconvinced that a recession will actually materialize. In Europe and the US, there is now low unemployment, falling interest rates, supportive bond yields, falling taxation and business-friendly governments. This not a typical recession scenario. As a result, we are optimistic that equity market performance is likely to improve as the year progresses.

Japan could represent a huge opportunity if meaningful restructuring actually takes place. The reporting season for Japanese companies began in April. We'll be looking for evidence of real commitment to restructuring, which is vital to any chance of a sustainable recovery.





Past performance is no guarantee of future results.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

6

Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Berger International
CORE Fund
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Berger International CORE Fund

Comparison of Change in Value of Berger International CORE Fund vs. MSCI EAFE Index

[GRAPH]

Berger International CORE Fund               $641,881
MSCI EAFE Index                              $456,453

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                     (23.70)%
Five Year                                      6.42%
Ten Year                                       9.89%




Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

             International CORE Fund                                           7

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES



                                                                                             March 31, 2001
                                                                                                (Unaudited)
                                                                                             --------------

Assets
Investment in Berger International Portfolio ("Portfolio"), at value                          $ 220,594,540
Receivable from fund shares sold                                                                    225,809
                                                                                              -------------
    Total Assets                                                                                220,820,349
                                                                                              -------------
Liabilities
Payable for fund shares redeemed                                                                     48,045
Accrued administrative services fee                                                                   7,797
                                                                                              -------------
    Total Liabilities                                                                                55,842
                                                                                              -------------
Net Assets Applicable to Shares Outstanding                                                   $ 220,764,507
                                                                                              -------------
Components of Net Assets
Capital (par value and paid in surplus)                                                       $ 222,482,100
Undistributed net investment income                                                               3,133,100
Undistributed net realized loss on securities
    and foreign currency transactions                                                            (2,655,240)
Net unrealized depreciation on securities and
    foreign currency transactions                                                                (2,195,453)
                                                                                              -------------
                                                                                              $ 220,764,507
                                                                                              -------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)                                18,932,695
                                                                                              -------------
Net Asset Value, Offering and Redemption Price Per Share                                      $       11.66
                                                                                              -------------


STATEMENT OF OPERATIONS

                                                                                   For the Six Months Ended
                                                                                  March 31, 2001 (Unaudited)
                                                                                  --------------------------
Net Investment Income Allocated from Portfolio
   Dividends                                                                                  $   3,913,281
   Interest                                                                                         228,028
   Securities lending income                                                                         46,450
   Portfolio expenses (net of earnings credits totaling $6,011)                                  (1,209,644)
                                                                                              -------------
     Net Investment Income Allocated from Portfolio                                               2,978,115
                                                                                              -------------
Fund Expenses
   Administrative services fee                                                                       51,110
                                                                                              -------------
   Total Fund Expenses                                                                               51,110
                                                                                              -------------
     Net Investment Income                                                                        2,927,005
                                                                                              -------------
Net Realized and Unrealized Loss on Securities and
   Foreign Currency Transactions Allocated from Portfolio
Net realized loss on securities and foreign currency transactions                                (2,408,358)
Net change in unrealized depreciation on securities and
    foreign currency transactions                                                               (41,601,110)
                                                                                              -------------
Net Realized and Unrealized Loss on Securities and
    Foreign Currency Transactions Allocated from Portfolio                                      (44,009,468)
                                                                                              -------------
Net Increase in Net Assets Resulting from Operations                                          $ (41,082,463)
                                                                                              -------------
Foreign Taxes Withheld                                                                        $     199,675
                                                                                              -------------

See notes to financial statements.

8

Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Berger International
CORE Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                    Six Months Ended
                                                                      March 31, 2001            Year Ended
                                                                         (Unaudited)    September 30, 2000
                                                                    ----------------    ------------------
From Operations
Net investment income                                                  $   2,927,005       $   1,930,977
Net realized gain (loss) on securities and foreign
    currency transactions allocated from Portfolio                        (2,408,358)         24,479,095
Net change in unrealized depreciation on securities
    and foreign currency transactions allocated from
    Portfolio                                                            (41,601,110)         (1,570,319)
                                                                       -------------       -------------

Net Increase (Decrease) in Net Assets
    Resulting from Operations                                            (41,082,463)         24,839,753
                                                                       -------------       -------------
From Dividends and Distributions to Shareholders
Dividends from net investment income                                              --            (929,392)
Distributions from net realized gains on securities
    and foreign currency transactions                                    (17,442,943)                 --
                                                                       -------------       -------------
Net Decrease in Net Assets from Dividends and
    Distributions to Shareholders                                        (17,442,943)           (929,392)
                                                                       -------------       -------------
From Fund Share Transactions
Proceeds from shares sold                                                194,395,925         137,651,207
Net asset value of shares issued in reinvestment of
    dividends and distributions                                           16,323,495             807,977
Payments for shares redeemed                                            (192,218,689)       (133,565,239)
                                                                       -------------       -------------
Net Increase in Net Assets Derived
    From Fund Share Transactions                                          18,500,731           4,893,945
                                                                       -------------       -------------
Net Increase (Decrease) in Net Assets                                    (40,024,675)         28,804,306
Net Assets
Beginning of period                                                      260,789,182         231,984,876
                                                                       -------------       -------------
End of period                                                          $ 220,764,507       $ 260,789,182
                                                                       -------------       -------------
Undistributed net investment income                                    $   3,133,100       $     206,095
                                                                       -------------       -------------
Transactions in Fund Shares
Shares sold                                                               14,533,238           8,933,465
Shares issued to shareholders in reinvestment of
    dividends and distributions                                            1,230,105              52,715
Shares redeemed                                                          (14,433,961)         (8,617,172)
                                                                       -------------       -------------
Net Increase in Shares                                                     1,329,382             369,008
Shares outstanding, beginning of period                                   17,603,313          17,234,305
                                                                       -------------       -------------
Shares outstanding, end of period                                         18,932,695          17,603,313
                                                                       -------------       -------------



See notes to financial statements.

             International CORE Fund                                           9

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Organization

The Berger International CORE Fund (the "Fund") is a series of the Berger Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Currently, the Fund, Berger International Fund and International Equity Fund are the only series established under the Trust, although others may be added in the future.

The Fund invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), a series of Berger Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (85% at March 31, 2001). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. The performance of the Fund will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"), the former investment advisor of the Portfolio. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became the Fund's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services provided to the Fund. Additionally, the Fund was renamed Berger International CORE Fund from Berger/BIAM International CORE Fund and the Trust was renamed Berger Worldwide Funds Trust from Berger/BIAM Worldwide Funds Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany the Fund's financial statements.

Calculation of Net Asset Value

The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

Income and Expenses

As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gain or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

Federal Income Taxes

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

10

Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Federal Income Tax Status

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Agreements

Under an Administrative Services Agreement with the Fund, Berger serves as the administrator of the Fund. Pursuant to such agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or Berger's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the agreement, Berger is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund.

State Street Bank and Trust Company ("State Street") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions. The cost of such services are covered under the Administrative Services Agreement with Berger, as mentioned above.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among the entire Berger Funds complex, which includes an annual fee component and a per meeting component. Such fees are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

3. Other Matters

Effective March 1, 2001, the independent trustees appointed Albert C. Yates trustee of the Trust. Also effective March 1, 2001, Louis R. Bindner retired as trustee of the Trust.

             International CORE Fund                                          11

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Financial Highlights
--------------------------------------------------------------------------------

Berger International CORE Fund
For a Share Outstanding Throughout the Period


                                                                                                                        Period from
                                                 Six Months Ended                                               October 11, 1996(1)
                                                   March 31, 2001              Years Ended September 30,           to September 30,
                                                      (Unaudited)          2000            1999           1998                 1997
                                                 ----------------    ----------      ----------     ----------  -------------------

Net asset value, beginning of period                $    14.81       $    13.46      $    10.60     $    11.67        $    10.00
                                                    ----------       ----------      ----------     ----------        ----------

From investment operations
  Net investment income (loss)                            0.15             0.09           (0.12)          0.43              0.08
  Net realized and unrealized gains (losses)
   on securities and foreign currency
   transactions allocated from Portfolio                 (2.39)            1.31            3.32          (1.34)             1.59
                                                    ----------       ----------      ----------     ----------        ----------
Total from investment operations                         (2.24)            1.40            3.20          (0.91)             1.67
                                                    ----------       ----------      ----------     ----------        ----------
Less dividends and distributions
  Dividends (from net investment income)                    --            (0.05)          (0.34)         (0.08)               --
  Distributions (in excess of capital gains)             (0.91)              --              --          (0.08)               --
Total dividends and distributions                        (0.91)           (0.05)          (0.34)         (0.16)               --
                                                    ----------       ----------      ----------     ----------        ----------
Net asset value, end of period                      $    11.66       $    14.81      $    13.46     $    10.60        $    11.67
                                                    ----------       ----------      ----------     ----------        ----------
Total Return(3)                                         (15.88)%          10.40%          30.45%         (7.79)%           16.70%
                                                    ----------       ----------      ----------     ----------        ----------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)          $  220,765       $  260,789      $  231,985     $  153,918        $   97,177
  Net expense ratio to average net assets(4,5)            0.99%(2)         1.01%           1.06%          1.08%             1.10%(2)
  Ratio of net investment income to
   average net assets                                     2.28%(2)         0.69%           0.69%          3.44%             1.62%(2)
  Gross expense ratio to average net assets(5)            0.99%(2)         1.01%           1.06%          1.12%             1.20%(2)
  Portfolio turnover rate(3,6)                              20%              31%             16%            17%               17%

1. Commencement of investment operations.

2. Annualized.

3. Not annualized.

4. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

5. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

6. Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

See notes to financial statements.

12

Berger Funds o March 31, 2001 International CORE Semi-Annual Report
--------------------------------------------------------------------------------



                                     Berger
                             International Portfolio

                               Semi-Annual Report
                                 March 31, 2001

           The following pages should be read in conjunction with the
                         Berger International CORE Fund
                               Semi-Annual Report.

             International Portfolio                                          13

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                 March 31, 2001
Country/Shares    Company                         Industry                                Value
--------------    -------                         --------                        -------------
Common Stock (98.19%)
Australia (2.55%)
   69,020         Brambles Industries Ltd.        Transport                       $  1,473,497
  182,140         National Australia Bank Ltd.    Banks                              2,535,580
  197,728         News Corp. Ltd.                 Media & Photography                1,494,670
  189,620         Westpac Banking Corp. Ltd.      Banks                              1,167,563
                                                                                  ------------
                                                                                     6,671,310
                                                                                  ------------

China (0.68%)
9,976,000         PetroChina Co. Ltd.             Oil & Gas                          1,790,552
                                                                                  ------------


Denmark (0.41%)
   30,765         Tele Danmark - Class B          Telecommunications Services        1,071,737
                                                                                  ------------


Finland (0.49%)
   53,750         Nokia Oyj                       Information Technology Hardware    1,282,572
                                                                                  ------------


France (10.92%)
  106,665         Alcatel SA                      Information Technology Hardware    3,203,740
   85,252         Aventis SA                      Pharmaceuticals                    6,571,557
   49,823         AXA                             Insurance                          5,500,858
    8,580         Lafarge SA                      Construction & Building Materials    752,423
   51,263         TotalFinaElf SA - Class B       Oil & Gas                          6,900,605
   92,668         Vivendi Universal SA            Diversified Industrials            5,595,109
                                                                                  ------------
                                                                                    28,524,292
                                                                                  ------------

Germany (5.77%)
   83,795         Bayer AG                        Chemicals - Commodity              3,519,884
   53,790         Bayerische Hypo
                  Vereinsbank AG                  Banks                              2,886,873
  139,497         Bayerische Motoren
                  Werke AG                        Automobiles                        4,281,655
   93,193         E.On AG                         Diversified Industrials            4,392,751
                                                                                  ------------
                                                                                    15,081,163
                                                                                  ------------

Hong Kong (2.26%)
  258,000         Cheung Kong (Holdings) Ltd.     Real Estate                        2,704,021
  371,000         China Mobile Ltd.*              Telecommunications Services        1,631,438
  164,000         Sun Hung Kai Properties Ltd.    Real Estate                        1,566,400
                                                                                  ------------
                                                                                     5,901,859
                                                                                  ------------

Italy (3.60%)
  590,225         ENI S.p.A.                      Oil & Gas                          3,830,223
  556,857         Telecom Italia S.p.A.           Telecommunications Services        5,567,027
                                                                                  ------------
                                                                                     9,397,250
                                                                                  ------------

14

Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                     March 31, 2001
Country/Shares    Company                         Industry                                    Value
--------------    -------                         --------                           --------------

Common Stock (98.19%) - continued
Japan (13.78%)
   22,000         ACOM Co. Ltd.                   Specialty & Other Finance          $  1,769,432
  117,000         Canon, Inc. +                   Electronic & Electrical Equipment     4,226,677
   83,000         Fuji Photo Film Co. Ltd.        Media & Photography                   3,057,721
  446,000         Hitachi Ltd.                    Information Technology Hardware       3,799,587
   30,000         Hoya Corp.                      Electronic & Electrical Equipment     1,943,628
   21,400         Murata Manufacturing
                  Co. Ltd.                        Information Technology Hardware       1,768,749
  241,000         NEC Corp.                       Information Technology Hardware       3,823,088
      474         Nippon Telegraph &
                  Telephone Corp.                 Telecommunications Services           3,010,718
      249         NTT DoCoMo, Inc.                Telecommunications Services           4,309,805
    9,500         Rohm Co. Ltd.                   Information Technology Hardware       1,583,961
   15,100         SMC Corp.                       Engineering & Machinery               1,762,366
   23,700         Sony Corp. +                    Household Goods & Textiles            1,674,712
   68,000         Takeda Chemical
                  Industries Ltd.                 Pharmaceuticals                       3,266,375
                                                                                     ------------
                                                                                       35,996,819
                                                                                     ------------
Netherlands (14.44%)
  221,480         ABN Amro Holdings NV            Banks                                 4,026,323
  182,137         Elsevier NV                     Media & Photography                   2,341,569
   56,877         Fortis NV                       Banks                                 1,479,888
   28,670         Heineken NV                     Beverages                             1,490,929
  173,497         ING Groep NV                    Banks                                11,258,966
  186,505         Koninklijke Ahold NV            Food & Drug Retailers                 5,753,884
   63,697         Koninklijke KPN NV              Electronics & Electrical Equipment      617,801
  168,211         Koninklijke Philips
                  Electronics NV                  Household Goods & Textiles            4,587,642
   60,480         Royal Dutch Petroleum Co.       Oil & Gas                             3,340,859
   73,490         TNT Post Group NV               Support Services                      1,527,395
   34,860         VNU NV                          Media & Photography                   1,279,374
                                                                                     ------------
                                                                                       37,704,630
                                                                                     ------------

Portugal (0.33%)
  324,270         Electricidade de Portugal SA    Electricity                             853,105
                                                                                     ------------


Singapore (0.84%)
  164,026         DBS Group Holdings Ltd.         Banks                                 1,480,821
   65,000         Singapore Press Holdings Ltd.   Media & Photography                     712,821
                                                                                     ------------
                                                                                        2,193,642
                                                                                     ------------

             International Portfolio                                          15

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                     March 31, 2001
Country/Shares    Company                         Industry                                    Value
--------------    -------                         --------                           --------------

Common Stock (98.19%) - continued
South Korea (0.26%)
   37,502         Pohang Iron & Steel
                  Co. Ltd.  - Spon. ADR           Steel & Other Materials            $    673,160


Spain (2.92%)
  446,222         Banco Santander
                  Central Hispano SA              Banks                                 4,050,103
  223,703         Telefonica SA*                  Telecommunications Services           3,570,414
                                                                                     ------------
                                                                                        7,620,517
                                                                                     ------------

Sweden (0.58%)
  280,190         Ericsson LM - Class B           Information Technology Services       1,519,410
                                                                                     ------------


Switzerland (10.35%)
    3,785         Nestle SA                       Food Producers and Processors         7,863,043
    2,786         Novartis AG Reg.                Pharmaceuticals                       4,334,773
      533         Roche Holding AG                Pharmaceuticals                       3,826,603
    2,799         Swiss Re Reg.                   Insurance                             5,610,539
   37,592         UBS AG Reg.                     Banks                                 5,386,941
                                                                                     ------------
                                                                                       27,021,899
                                                                                     ------------

United Kingdom (28.01%)
  104,290         3i Group PLC                    Investment Company                    1,660,067
   63,870         AstraZeneca PLC                 Pharmaceuticals                       3,044,573
  256,450         Barclays PLC                    Banks                                 7,985,966
  385,830         Cable & Wireless PLC            Telecommunications Services           2,600,039
  359,183         Cadbury Schweppes PLC           Food Producers & Processors           2,293,076
  386,598         Compass Group PLC               Restaurants/Pubs/Breweries            2,753,300
  471,296         Diageo PLC                      Beverages                             4,727,194
  217,906         Emi Group PLC - Class B         Media & Photography                   1,405,055
  261,434         GlaxoSmithKline PLC             Pharmaceuticals                       6,828,198
  523,844         Granada PLC                     Leisure, Entertainment & Hotels       1,287,555
  375,323         Hilton Group PLC                Leisure, Entertainment & Hotels       1,086,239
  630,957         Lloyds TSB Group PLC            Banks                                 6,189,879
  308,793         Marconi PLC                     Telecommunications Equipment          1,489,486
  206,100         P & O Princess Cruises PLC      Transport                               804,083
   90,310         Pearson PLC                     Media & Photography                   1,575,909
  375,965         Prudential PLC                  Life Assurance                        4,013,693
   63,610         Railtrack Group PLC             Transport                               619,972
  174,650         Reuters Group PLC               Media & Photography                   2,118,482
   69,050         RMC Group PLC                   Construction & Building Materials       641,645
1,012,913         Shell Transport &
                  Trading Co. PLC                 Oil & Gas                             7,817,381

16

Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Country/Shares                                                                       March 31, 2001
Par Value         Company                         Industry                                    Value
--------------    -------                         --------                           --------------
Common Stock (98.19%) - continued
United Kingdom (28.01%) - continued
    66,516        Smiths Group PLC                Aerospace & Defense                $    728,506
 3,532,494        Vodafone Group PLC              Telecommunications Services           9,672,283
   170,950        WPP Group PLC                   Media & Photography                   1,811,673
                                                                                     ------------
                                                                                       73,154,254
                                                                                     ------------
Total Common Stock (Cost $255,931,719)                                                256,458,171
                                                                                     ------------
Repurchase Agreement (1.33%)
$3,468,000        State Street Repurchase Agreement, 5.15%
                  dated March 30, 2001, to be repurchased at
                  $3,469,488 on April 2, 2001, collateralized by
                  FHLMC Agency Note, 5.51% - March 19, 2004
                  with a value of $3,537,711                                            3,468,000
                                                                                     ------------
Total Repurchase Agreement (Cost $3,468,000)                                            3,468,000
                                                                                     ------------
Total Investments (Cost $259,399,719) (99.52%)                                        259,926,171
Total Liabilities, Less Cash and Other (0.48%)                                          1,264,247
                                                                                     ------------
Net Assets (100.00%)                                                                 $261,190,418
                                                                                     ------------

Outstanding Forward Foreign Currency Contracts



                       Contract     Maturity            Value on    Unrealized
          Currency       Amount         Date      March 31, 2001  Appreciation
          --------  -----------     --------      --------------  ------------
Sell  Japanese Yen  164,583,000      4/9/2001        $1,307,910     $124,679
Sell  Japanese Yen  336,214,000     5/29/2001         2,686,488      237,112
Sell  Japanese Yen  221,402,000     6/29/2001         1,775,545       61,511
                                                     ----------     --------
                                                     $5,769,943     $423,302
                                                     ----------     --------

*Non-income producing security.
+ - Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
PLC - Public Limited Company.

See notes to financial statements.

             International Portfolio                                          17

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES


                                                      March 31, 2001 (Unaudited)
                                                      --------------------------
Assets
Investments, at cost                                           $ 259,399,719
                                                               -------------



Investments, at value                                          $ 259,926,171(1)
Cash                                                                     176
Foreign cash (cost $725,948)                                         721,183
Receivables
   Investment securities sold                                        665,862
   Contributions                                                   1,630,894
   Dividends                                                       1,112,008
   Interest                                                              992
Net unrealized appreciation on forward currency contracts            423,302
Investment held as collateral for securities loaned               38,419,633
                                                               -------------
   Total Assets                                                  302,900,221
                                                               -------------
Liabilities
Payables
   Investment securities purchased                                 2,634,191
   Withdrawals                                                       425,025
   Interest                                                              237
Collateral on securities loaned                                   38,419,633
Accrued investment advisory fees                                     197,803
Accrued custodian and accounting fees                                 12,937
Accrued audit fees                                                    19,977
                                                               -------------
   Total Liabilities                                              41,709,803
                                                               -------------
Net Assets                                                     $ 261,190,418
                                                               -------------

(1) Includes securities on loan with a value totaling $36,534,112.

See notes to financial statements.

18

Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


                                                                                       Six Months Ended
                                                                             March 31, 2001 (Unaudited)
                                                                             --------------------------
Investment Income
   Dividends                                                                               $  4,667,377
                                                                                           ------------
   Interest                                                                                     270,137
   Securities lending income                                                                     54,850
                                                                                           ------------
   Total Income                                                                               4,992,364
                                                                                           ------------
Expenses
   Investment advisory fees                                                                   1,302,590
   Accounting fees                                                                               31,833
   Custodian fees                                                                                61,599
   Registration fees                                                                              3,202
   Audit fees                                                                                    18,552
   Legal fees                                                                                     1,657
   Trustees' fees and expenses                                                                    9,165
   Shareholder reporting fees                                                                     3,583
   Interest expense                                                                               7,746
                                                                                           ------------
   Gross Expenses                                                                             1,439,927
   Less earnings credits                                                                         (7,098)
                                                                                           ------------
   Net Expenses                                                                               1,432,829
                                                                                           ------------
   Net Investment Income                                                                      3,559,535
                                                                                           ------------
Net Realized and Unrealized Loss on Securities and
   Foreign Currency Transactions
Net realized loss on securities and foreign currency transactions                            (2,859,973)
Net change in unrealized appreciation on securities and foreign currency transactions       (47,744,530)
                                                                                           ------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions            (50,604,503)
                                                                                           ------------
Net Decrease in Net Assets Resulting from Operations                                       $(47,044,968)
                                                                                           ------------
Foreign Taxes Withheld                                                                     $    237,363
                                                                                           ------------

See notes to financial statements.

             International Portfolio                                          19

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                          Six Months Ended          Year Ended
                                                            March 31, 2001       September 30,
                                                               (Unaudited)                2000
                                                          ----------------       -------------
From Operations
Net investment income                                        $   3,559,535       $   2,343,979
Net realized gain (loss) on securities and
   foreign currency transactions                                (2,859,973)         27,968,844
Net change in unrealized appreciation on securities and
   foreign currency transactions                               (47,744,530)           (844,495)
                                                             -------------       -------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                   (47,044,968)         29,468,328
                                                             -------------       -------------
From Transactions in Investors' Beneficial Interest
Contributions                                                  427,152,024         450,398,066
Withdrawals                                                   (430,684,596)       (433,309,806)
                                                             -------------       -------------
Net Increase (Decrease) in Net Assets Derived
   from Investors' Beneficial Interest Transactions             (3,532,572)         17,088,260
                                                             -------------       -------------
Net Increase (Decrease) in Net Assets                          (50,577,540)         46,556,588
Net Assets
Beginning of period                                            311,767,958         265,211,370
                                                             -------------       -------------
End of period                                                $ 261,190,418       $ 311,767,958
                                                             -------------       -------------



                                                                                                                Period from
                               Six Months Ended                                                         October 11, 1996(1)
                                 March 31, 2001                        Years Ended September 30,           to September 30,
                                    (Unaudited)                 2000              1999              1998               1997
                               ----------------          -----------       -----------       -----------  -----------------
Ratios/Supplementary Data
Net assets, end of period
   (in thousands)                   $   261,190          $   311,768       $   265,211       $   177,596       $   122,217
Net expense ratio to
   average net assets(3)                   0.95%(2)             0.97%             1.00%             1.00%             0.89%(2)
Ratio of net investment income
   to average net assets                   2.34%(2)             0.73%             0.75%             3.45%             1.63%(2)
Gross expense ratio to
   average net assets                      0.95%(2)             0.97%             1.01%             1.04%             1.10%(2)
Portfolio turnover rate(4)                   20%                  31%               16%               17%               17%

1.  Commencement of investment operations.

2.  Annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

4.  Not annualized.

See notes to financial statements.

20

Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Organization

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is a series of the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"). This agreement was approved by shareholders on May 5, 2000. The dissolution of BBOI had no effect on the investment advisory services provided to the Portfolio. Upon approval of the new management agreement, Berger became the Portfolio's advisor and BIAM continues to be responsible for the day-to-day management of the Portfolio's investments as sub-advisor. In connection with the dissolution, the Portfolio was renamed Berger International Portfolio from Berger/BIAM International Portfolio. Additionally, the Trust was renamed Berger Worldwide Portfolios Trust from Berger/BIAM Worldwide Portfolios Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

             International Portfolio                                          21

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report
--------------------------------------------------------------------------------

Federal Income Taxes

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolio to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolio will be required to adjust the cost of any fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The effective date for the Portfolio will be October 1, 2001. The Portfolio expects that the impact of the adoption of this principle will not be material to the financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Agreements

Berger serves as investment advisor to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:


Average Daily Net Assets                                       Annual Rate
------------------------                                       -----------
First $500 million                                                .85%
Next $500 million                                                 .80%
Over $1 billion                                                   .75%


Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"), which also serves as the Portfolio's custodian. The custody, recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian. Effective April 1, 2001, the base fee charged to the Portfolio and the Funds has been eliminated and the relationship fee has been reduced.

22

Berger Funds o March 31, 2001 International CORE Semi-Annual Report

Notes to Financial
Statements
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among all of the funds in the Berger Funds complex, which includes an annual fee component and a per meeting component. The Portfolio's portion of the trustees' fees and expenses for the period ended March 31, 2001, totaled $9,165.

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) during the period ended March 31, 2001 were as follows:


                      Purchases                   Sales
                      ---------                   -----
                    $64,738,177                $59,691,101


There were no purchases or sales of long-term U.S. government securities during the period ended March 31, 2001.

Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities At March 31, 2001, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:


                    Gross Unrealized    Gross Unrealized                  Net
Federal Tax Cost        Appreciation        Depreciation         Appreciation
----------------    ----------------    ----------------         ------------
$261,136,171             $34,109,358       $(35,319,358)         $(1,210,000)

Forward Currency Contracts

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

Securities Lending

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

             International Portfolio                                          23

             Berger Funds o March 31, 2001 International CORE Semi-Annual Report
--------------------------------------------------------------------------------

Repurchase Agreements

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities.

4. Line of Credit

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with certain banks that allows these funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At March 31, 2001, the Portfolio had no borrowings outstanding on the line of credit.

5. Other Matters

Effective March 1, 2001, the independent trustees appointed Albert C. Yates trustee of the Trust. Also effective March 1, 2001, Louis R. Bindner retired as trustee of the Trust.

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

                                                                         CORESAR

INTERNATIONAL EQUITY FUND

SEMI-ANNUAL
REPORT

March 31, 2001

           Contents                                                            3

           March 31, 2001 International Equity Semi-Annual Report

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

Portfolio Manager's Commentary ...........................................................    4

Statement of Assets and Liabilities ......................................................    7

Statement of Operations ..................................................................    7

Statements of Changes in Net Assets ......................................................    8

Notes to Financial Statements ............................................................    9

Financial Highlights .....................................................................   11

BERGER INTERNATIONAL PORTFOLIO

Schedule of Investments ..................................................................   13

Statement of Assets and Liabilities ......................................................   17

Statement of Operations ..................................................................   18

Statements of Changes in Net Assets ......................................................   19

Notes to Financial Statements ............................................................   20

This material must be preceded or accompanied by a prospectus for the Fund, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC - Member NASD (5/01) www.bergerfunds.com

4

March 31, 2001 International Equity Semi-Annual Report

                                    Ticker Symbol                          BINTX
                                    Fund Number                              659

                                    PORTFOLIO MANAGER COMMENTARY
INTERNATIONAL EQUITY FUND           BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD.
--------------------------------------------------------------------------------

Market Conditions

The six-month period beginning October 2000 gave equity investors little to celebrate. Markets that posted positive performance for the fourth quarter began retreating in the first. At the close of 2000, nine developed markets had positive performance for the quarter. Only two of the 22 countries represented in the MSCI World index recorded positive performance in the first quarter 2001.

The decline in US imports caused the European industrial sector to begin losing momentum toward the end of the year, and had an even more dramatic impact in the first quarter. The MSCI Europe ex-UK index declined by 16.86% during the first quarter with major markets such as France and Germany falling by double digits. The MSCI UK index ended the quarter down 12.30%. The UK economy is slowing in line with its EU partners, but less than the US. Throughout the six-month period, consumer confidence remained close to its highs as a result of lower unemployment, personal tax cuts in many European countries and a continued low level of interest rates. Consumer confidence rose again in January as a result of sustained retail sales volume growth.

The Japanese market experienced a very poor fourth quarter and continued to weaken throughout the first quarter of 2001. The benchmark Nikkei index hit a 16-year low during February before recovering slightly in March. Despite this uptick, the MSCI Japan index ended the period down 8.36%.

The rest of Asia also posted negative numbers for the period. The MSCI Pacific ex-Japan index declined by 11.63%. Australia's economy contracted by 0.6% in the fourth quarter of 2000--the first contraction since the 1991 recession. Consumer confidence figures for this region are at their lowest levels since 1992.

Fund Performance

The Fund was down 15.86% during the period, versus a 15.92% decline for its benchmark, the Morgan Stanley Capital International (MSCI-EAFE) Index(1) For two quarters in a row, telecommunication stocks contributed the most to the portfolio's negative performance. Leading this group was UK-quoted Vodafone Group PLC, the world's largest mobile phone operator. Cable & Wireless PLC also disappointed during the period after it warned that its core business was experiencing slowing revenues and tighter margins. The French-quoted telecom equipment manufacturer Alcatel SA also suffered after it lowered forecasts for first-quarter sales growth, citing cooling demand. On a brighter note, Telefonica SA outperformed its peers as it recovered from oversold levels.

After posting solid fourth-quarter performances, financial stocks turned around and contributed to the first-quarter's negative performance. Growth in personal savings products stalled after the first of the year, and some of the sector's bigger players suffered as a result of merger and acquisition activity. ING Groep NV's share price fell

           International Equity Fund                                           5

           March 31, 2001 International Equity Semi-Annual Report

--------------------------------------------------------------------------------

despite the fact that the Dutch-quoted company's profits rose by 24% during 2000. UK-quoted Prudential PLC also underperformed during the period. Its share price fell following its takeover bid for the US' American General Corp. Prudential has proposed an all-share transaction valued in excess of $25 billion
(US). The market reacted negatively to the deal, and Prudential shares were marked down 20%. After quarter-end, US insurer AIG launched a counter bid for American General.

Pharmaceutical stocks followed a similar trend. After having been a strong performer during 2000, Japanese-quoted Takeda Chemical Industries Ltd. declined during the first quarter. Another of 2000's standouts that fell out of favor during the first quarter was the Franco-German life sciences company, Aventis SA. Roche Holding AG disappointed the market with its full-year results, and its share price suffered as a result.

Outlook

Uncertainties surrounding the global economy have clouded the outlook for equity markets. Prospects for equities depend on the outcome of the tug-of-war between earnings and interest rates. Barring a collapse in profits, we believe that stock valuations are more attractive than bonds at these levels.

Economic growth estimates are now forecasting a downturn for all regions, but we remain unconvinced that a recession will actually materialize. In Europe and the US, there is now low unemployment, falling interest rates, supportive bond yields, falling taxation and business-friendly governments. This not a typical recession scenario. As a result, we are optimistic that equity market performance is likely to improve as the year progresses.

Japan could represent a huge opportunity if meaningful restructuring actually takes place. The reporting season for Japanese companies began in April. We'll be looking for evidence of real commitment to restructuring, which is vital to any chance of a sustainable recovery.



Past performance is no guarantee of future results.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

6

March 31, 2001 International Equity Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND

Comparison of Change in Value of International Equity Fund vs. MSCI EAFE Index

                                    [GRAPH]

International Equity Fund              $2,545,787
MSCI EAFE Index                        $1,825,810

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001
One Year                                 (23.83)%
Five Year                                   6.32%
Ten Year                                    9.80%

Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

           International Equity Fund                                           7

           March 31, 2001 International Equity Semi-Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                     March 31, 2001
                                                                                                        (Unaudited)
                                                                                                    ---------------
Assets
Investment in Berger International Portfolio ("Portfolio"), at value                                $     8,776,112
                                                                                                    ---------------
    Total Assets                                                                                          8,776,112
                                                                                                    ---------------
Liabilities
Accrued administrative services fee                                                                             781
                                                                                                    ---------------
    Total Liabilities                                                                                           781
                                                                                                    ---------------
Net Assets Applicable to Shares Outstanding                                                         $     8,775,331
                                                                                                    ---------------
Components of Net Assets
Capital (par value and paid in surplus)                                                             $     8,535,313
Undistributed net investment income                                                                         102,233
Undistributed net realized loss on securities
    and foreign currency transactions                                                                      (122,152)
Net unrealized appreciation on securities and
    foreign currency transactions                                                                           259,937
                                                                                                    ---------------
                                                                                                    $     8,775,331
                                                                                                    ---------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)                                           799,819
                                                                                                    ---------------
Net Asset Value, Offering and Redemption Price Per Share                                            $         10.97
                                                                                                    ---------------


STATEMENT OF OPERATIONS

                                                                                           For the Six Months Ended
                                                                                         March 31, 2001 (Unaudited)
                                                                                         --------------------------

Net Investment Income Allocated from Portfolio
   Dividends                                                                                        $       158,043
   Interest                                                                                                   9,357
   Securities lending income                                                                                  1,956
   Portfolio expenses (net of earnings credits totaling $240)                                               (50,058)
                                                                                                    ---------------
       Net Investment Income Allocated from Portfolio                                                       119,298
                                                                                                    ---------------
Fund Expenses
    Administrative services fee                                                                               5,341
                                                                                                    ---------------
    Total Fund Expenses                                                                                       5,341
                                                                                                    ---------------
       Net Investment Income                                                                                113,957
                                                                                                    ---------------
Net Realized and Unrealized Loss on Securities and
    Foreign Currency Transactions Allocated from Portfolio
Net realized loss on securities and foreign currency transactions                                           (99,631)
Net change in unrealized depreciation on securities and
    foreign currency transactions                                                                        (1,718,310)
                                                                                                    ---------------
Net Realized and Unrealized Loss on Securities and
    Foreign Currency Transactions Allocated from Portfolio                                               (1,817,941)
                                                                                                    ---------------
Net Increase in Net Assets Resulting from Operations                                                $    (1,703,984)
                                                                                                    ---------------
Foreign Taxes Withheld                                                                              $         8,130
                                                                                                    ---------------

See notes to financial statements.

8

March 31, 2001 International Equity Semi-Annual Report

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             Six Months Ended                Year Ended
                                                               March 31, 2001             September 30,
                                                                  (Unaudited)                      2000
                                                             ----------------           ---------------
From Operations
Net investment income                                         $       113,957           $        75,814
Net realized gain (loss) on securities and foreign
    currency transactions allocated from Portfolio                    (99,631)                1,068,097
Net change in unrealized appreciation on securities
    and foreign currency transactions allocated from
    Portfolio                                                      (1,718,310)                 (133,541)
                                                              ---------------           ---------------
Net Increase (Decrease) in Net Assets
    Resulting from Operations                                      (1,703,984)                1,010,370
                                                              ---------------           ---------------
From Dividends and Distributions to Shareholders
Dividends from net investment income                                  (11,189)                       --
Distributions from net realized gains on securities
    and foreign currency transactions                                (763,223)                     (817)
                                                              ---------------           ---------------
Net Decrease in Net Assets from Dividends and
    Distributions to Shareholders                                    (774,412)                     (817)
                                                              ---------------           ---------------
From Fund Share Transactions
Proceeds from shares sold                                              79,933                 3,148,472
Net asset value of shares issued in reinvestment of
    dividends and distributions                                       760,493                       793
Payments for shares redeemed                                       (2,111,942)               (1,820,898)
                                                              ---------------           ---------------
Net Increase (Decrease) in Net Assets Derived from
    Fund Share Transactions                                        (1,271,516)                1,328,367
                                                              ---------------           ---------------
Net Increase (Decrease) in Net Assets                              (3,749,912)                2,337,920
Net Assets
Beginning of period                                                12,525,243                10,187,323
                                                              ---------------           ---------------
End of period                                                 $     8,775,331           $    12,525,243
                                                              ---------------           ---------------
Undistributed net investment income/
    (Accumulated net investment loss)                         $       102,233           $          (535)
                                                              ---------------           ---------------
Transactions in Fund Shares
Shares sold                                                             6,085                   213,492
Shares issued to shareholders in reinvestment of
    dividends and distributions                                        60,888                        53
Shares redeemed                                                      (158,539)                 (121,181)
                                                              ---------------           ---------------
Net Increase (Decrease) in Shares                                     (91,566)                   92,364
Shares outstanding, beginning of period                               891,385                   799,021
                                                              ---------------           ---------------
Shares outstanding, end of period                                     799,819                   891,385
                                                              ---------------           ---------------

See notes to financial statements.

           International Equity Fund                                           9

           March 31, 2001 International Equity Semi-Annual Report

NOTES TO FINANCIAL
STATEMENTS
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Organization

International Equity Fund (the "Fund") is a series of the Berger Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Currently, the series comprising the Fund, Berger International Fund and Berger International CORE Fund, are the only series established under the Trust, although others may be added in the future.

The Fund invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), a series of Berger Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (3% at March 31, 2001). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. The performance of the Fund will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"), the former investment advisor of the Portfolio. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became the Fund's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services provided to the Fund. Additionally, the Trust was renamed Berger Worldwide Funds Trust from Berger/BIAM Worldwide Funds Trust.


Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany the Fund's financial statements.

Calculation of Net Asset Value

The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

Income and Expenses

As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

Federal Income Taxes

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

10

March 31, 2001 International Equity Semi-Annual Report

NOTES TO FINANCIAL
STATEMENTS
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Federal Income Tax Status

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.   Agreements

Under an Administrative Services Agreement with the Fund, Berger serves as the administrator of the Fund. Pursuant to such agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or Berger's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the agreement, Berger is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund.

State Street Bank and Trust Company ("State Street") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions. The cost of such services are covered under the Administrative Services Agreement with Berger, as mentioned above.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among the entire Berger Funds complex, which includes an annual fee component and a per meeting component. Such fees are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

3.   Other Matters

Effective March 1, 2001, the independent trustees appointed Albert C. Yates trustee of the Trust. Also effective March 1, 2001, Louis R. Bindner retired as trustee of the Trust.

           International Equity Fund                                          11

           March 31, 2001 International Equity Semi-Annual Report

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

International Equity Fund

For a Share Outstanding Throughout the Period

                                                                                                                     Period from
                                              Six Months Ended                                               October 11, 1996(1)
                                                March 31, 2001                Years Ended September 30,         to September 30,
                                                   (Unaudited)             2000           1999         1998                 1997
                                              ----------------       ----------     ----------   ----------  -------------------
Net asset value, beginning of period                $    14.05       $    12.75     $    10.02   $    11.64         $      10.00
                                                    ----------       ----------     ----------   ----------         ------------
From investment operations
  Net investment income (loss)                            0.14             0.08          (0.15)        0.39                 0.10
  Net realized and unrealized gains (losses)
   on securities and foreign currency
   transactions allocated from Portfolio                 (2.25)            1.22           3.17        (1.28)                1.54
                                                    ----------       ----------     ----------   ----------         ------------
Total from investment operations                         (2.11)            1.30           3.02        (0.89)                1.64
                                                    ----------       ----------     ----------   ----------         ------------
Less dividends and distributions
  Dividends (from net investment income)                 (0.01)              --          (0.28)       (0.14)                  --
  Distributions (from capital gains)                        --            (0.00)(7)         --           --                   --
  Distributions (in excess of capital gains)             (0.96)              --          (0.01)       (0.59)                  --
                                                    ----------       ----------     ----------   ----------         ------------
Total dividends and distributions                        (0.97)           (0.00)         (0.29)       (0.73)                  --
                                                    ----------       ----------     ----------   ----------         ------------
Net asset value, end of period                      $    10.97       $    14.05     $    12.75   $    10.02         $      11.64
                                                    ----------       ----------     ----------   ----------         ------------
Total Return(3)                                         (15.86)%          10.20%         30.36%       (7.77)%              16.40%
                                                    ----------       ----------     ----------   ----------         ------------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)          $    8,775       $   12,525     $   10,187   $    7,149         $      6,343
  Net expense ratio to average net assets(4,5)            1.05%(2)         1.07%          1.10%        1.08%                1.25%(2)
  Ratio of net investment income to
   average net assets                                     2.14%(2)         0.62%          0.65%        3.30%                1.03%(2)
  Gross expense ratio to average net assets(5)           51.05%(2)         1.07%          1.11%        1.12%                1.34%(2)
  Portfolio turnover rate(3,6)                              20%              31%            16%          17%                  17%



(1) Commencement of investment operations.

(2) Annualized.

(3) Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(7) Amount represents less than $0.01 per share.

See notes to financial statements.

12

March 31, 2001 International Equity Semi-Annual Report

--------------------------------------------------------------------------------

                                     BERGER
                             INTERNATIONAL PORTFOLIO

                               Semi-Annual Report
                                 March 31, 2001

           The following pages should be read in conjunction with the
                            International Equity Fund
                               Semi-Annual Report.

           International Portfolio                                            13

           March 31, 2001 International Equity Semi-Annual Report

BERGER
INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                               March 31, 2001
                                                                                               --------------
Country/Shares      Company                        Industry                                             Value
--------------      -------                        --------                                    --------------
Common Stock (98.19%)
Australia (2.55%)
   69,020           Brambles Industries Ltd.       Transport                                    $   1,473,497
  182,140           National Australia Bank Ltd.   Banks                                            2,535,580
  197,728           News Corp. Ltd.                Media & Photography                              1,494,670
  189,620           Westpac Banking Corp. Ltd.     Banks                                            1,167,563
                                                                                               --------------
                                                                                                    6,671,310
                                                                                               --------------


China (0.68%)
9,976,000           PetroChina Co. Ltd.            Oil & Gas                                        1,790,552
                                                                                               --------------


Denmark (0.41%)
   30,765           Tele Danmark - Class B         Telecommunications Services                      1,071,737
                                                                                               --------------


Finland (0.49%)
   53,750           Nokia Oyj                      Information Technology Hardware                  1,282,572
                                                                                               --------------
France (10.92%)
  106,665           Alcatel SA                     Information Technology Hardware                  3,203,740
   85,252           Aventis SA                     Pharmaceuticals                                  6,571,557
   49,823           AXA                            Insurance                                        5,500,858
    8,580           Lafarge SA                     Construction & Building Materials                  752,423
   51,263           TotalFinaElf SA - Class B      Oil & Gas                                        6,900,605
   92,668           Vivendi Universal SA           Diversified Industrials                          5,595,109
                                                                                               --------------
                                                                                                   28,524,292
                                                                                               --------------


Germany (5.77%)
   83,795           Bayer AG                       Chemicals - Commodity                            3,519,884
   53,790           Bayerische Hypo
                    Vereinsbank AG                 Banks                                            2,886,873
  139,497           Bayerische Motoren
                    Werke AG                       Automobiles                                      4,281,655
   93,193           E.On AG                        Diversified Industrials                          4,392,751
                                                                                               --------------
                                                                                                   15,081,163
                                                                                               --------------


Hong Kong (2.26%)
  258,000           Cheung Kong (Holdings) Ltd.    Real Estate                                      2,704,021
  371,000           China Mobile Ltd.*             Telecommunications Services                      1,631,438
  164,000           Sun Hung Kai Properties Ltd.   Real Estate                                      1,566,400
                                                                                               --------------
                                                                                                    5,901,859
                                                                                               --------------


Italy (3.60%)
  590,225           ENI S.p.A.                     Oil & Gas                                        3,830,223
  556,857           Telecom Italia S.p.A.          Telecommunications Services                      5,567,027
                                                                                               --------------
                                                                                                    9,397,250
                                                                                               --------------

14

March 31, 2001 International Equity Semi-Annual Report

BERGER
INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                               March 31, 2001
                                                                                               --------------
Country/Shares      Company                        Industry                                             Value
--------------      -------                        --------                                    --------------
Common Stock (98.19%) - continued
Japan (13.78%)
   22,000           ACOM Co. Ltd.                  Specialty & Other Finance                   $    1,769,432
  117,000           Canon, Inc. +                  Electronic & Electrical Equipment                4,226,677
   83,000           Fuji Photo Film Co. Ltd.       Media & Photography                              3,057,721
  446,000           Hitachi Ltd.                   Information Technology Hardware                  3,799,587
   30,000           Hoya Corp.                     Electronic & Electrical Equipment                1,943,628
   21,400           Murata Manufacturing
                    Co. Ltd.                       Information Technology Hardware                  1,768,749
  241,000           NEC Corp.                      Information Technology Hardware                  3,823,088
      474           Nippon Telegraph &
                    Telephone Corp.                Telecommunications Services                      3,010,718
      249           NTT DoCoMo, Inc.               Telecommunications Services                      4,309,805
    9,500           Rohm Co. Ltd.                  Information Technology Hardware                  1,583,961
   15,100           SMC Corp.                      Engineering & Machinery                          1,762,366
   23,700           Sony Corp. +                   Household Goods & Textiles                       1,674,712
   68,000           Takeda Chemical
                    Industries Ltd.                Pharmaceuticals                                  3,266,375
                                                                                               --------------
                                                                                                   35,996,819
                                                                                               --------------
Netherlands (14.44%)
  221,480           ABN Amro Holdings NV           Banks                                            4,026,323
  182,137           Elsevier NV                    Media & Photography                              2,341,569
   56,877           Fortis NV                      Banks                                            1,479,888
   28,670           Heineken NV                    Beverages                                        1,490,929
  173,497           ING Groep NV                   Banks                                           11,258,966
  186,505           Koninklijke Ahold NV           Food & Drug Retailers                            5,753,884
   63,697           Koninklijke KPN NV             Electronics & Electrical Equipment                 617,801
  168,211           Koninklijke Philips
                    Electronics NV                 Household Goods & Textiles                       4,587,642
   60,480           Royal Dutch Petroleum Co.      Oil & Gas                                        3,340,859
   73,490           TNT Post Group NV              Support Services                                 1,527,395
   34,860           VNU NV                         Media & Photography                              1,279,374
                                                                                               --------------
                                                                                                   37,704,630
                                                                                               --------------


Portugal (0.33%)
  324,270           Electricidade de Portugal SA   Electricity                                        853,105
                                                                                               --------------


Singapore (0.84%)
  164,026           DBS Group Holdings Ltd.        Banks                                            1,480,821
   65,000           Singapore Press Holdings Ltd.  Media & Photography                                712,821
                                                                                               --------------
                                                                                                    2,193,642
                                                                                               --------------

           International Portfolio                                            15

           March 31, 2001 International Equity Semi-Annual Report
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                               March 31, 2001
                                                                                               --------------
Country/Shares      Company                        Industry                                             Value
--------------      -------                        --------                                    --------------
Common Stock (98.19%) - continued
South Korea (0.26%)
   37,502           Pohang Iron & Steel
                    Co. Ltd.  - Spon. ADR          Steel & Other Materials                     $      673,160
                                                                                               --------------


Spain (2.92%)
  446,222           Banco Santander
                    Central Hispano SA             Banks                                            4,050,103
  223,703           Telefonica SA*                 Telecommunications Services                      3,570,414
                                                                                               --------------
                                                                                                    7,620,517


Sweden (0.58%)
  280,190           Ericsson LM - Class B          Information Technology Services                  1,519,410
                                                                                               --------------


Switzerland (10.35%)
    3,785           Nestle SA                      Food Producers and Processors                    7,863,043
    2,786           Novartis AG Reg.               Pharmaceuticals                                  4,334,773
      533           Roche Holding AG               Pharmaceuticals                                  3,826,603
    2,799           Swiss Re Reg.                  Insurance                                        5,610,539
   37,592           UBS AG Reg.                    Banks                                            5,386,941
                                                                                               --------------
                                                                                                   27,021,899
                                                                                               --------------


United Kingdom (28.01%)
  104,290           3i Group PLC                   Investment Company                               1,660,067
   63,870           AstraZeneca PLC                Pharmaceuticals                                  3,044,573
  256,450           Barclays PLC                   Banks                                            7,985,966
  385,830           Cable & Wireless PLC           Telecommunications Services                      2,600,039
  359,183           Cadbury Schweppes PLC          Food Producers & Processors                      2,293,076
  386,598           Compass Group PLC              Restaurants/Pubs/Breweries                       2,753,300
  471,296           Diageo PLC                     Beverages                                        4,727,194
  217,906           Emi Group PLC - Class B        Media & Photography                              1,405,055
  261,434           GlaxoSmithKline PLC            Pharmaceuticals                                  6,828,198
  523,844           Granada PLC                    Leisure, Entertainment & Hotels                  1,287,555
  375,323           Hilton Group PLC               Leisure, Entertainment & Hotels                  1,086,239
  630,957           Lloyds TSB Group PLC           Banks                                            6,189,879
  308,793           Marconi PLC                    Telecommunications Equipment                     1,489,486
  206,100           P & O Princess Cruises PLC     Transport                                          804,083
   90,310           Pearson PLC                    Media & Photography                              1,575,909
  375,965           Prudential PLC                 Life Assurance                                   4,013,693
   63,610           Railtrack Group PLC            Transport                                          619,972
  174,650           Reuters Group PLC              Media & Photography                              2,118,482
   69,050           RMC Group PLC                  Construction & Building Materials                  641,645
1,012,913           Shell Transport &
                    Trading Co. PLC                Oil & Gas                                        7,817,381


16

March 31, 2001 International Equity Semi-Annual Report

BERGER
INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                               March 31, 2001
                                                                                               --------------
Country/Shares/
Par Value                Company                                                                        Value
---------------          -------                                                               --------------
Common Stock (98.19%) - continued
United Kingdom (28.01%) - continued
    66,516               Smiths Group PLC         Aerospace & Defense                          $      728,506
 3,532,494               Vodafone Group PLC       Telecommunications Services                       9,672,283
   170,950               WPP Group PLC            Media & Photography                               1,811,673
                                                                                               --------------
                                                                                                   73,154,254
                                                                                               --------------
Total Common Stock (Cost $255,931,719)                                                            256,458,171
                                                                                               --------------


Repurchase Agreement (1.33%)
$3,468,000               State Street Repurchase Agreement, 5.15%
                         dated March 30, 2001, to be repurchased at
                         $3,469,488 on April 2, 2001, collateralized by
                         FHLMC Agency Note, 5.51% - March 19, 2004
                         with a value of $3,537,711                                                 3,468,000
                                                                                               --------------
Total Repurchase Agreement (Cost $3,468,000)                                                        3,468,000
                                                                                               --------------
Total Investments (Cost $259,399,719) (99.52%)                                                    259,926,171
Total Liabilities, Less Cash and Other (0.48%)                                                      1,264,247
                                                                                               --------------
Net Assets (100.00%)                                                                           $  261,190,418
                                                                                               --------------

Outstanding Forward Foreign Currency Contracts

                       Contract      Maturity          Value on     Unrealized
          Currency       Amount          Date    March 31, 2001   Appreciation
      ------------  -----------     ---------    --------------   ------------
Sell  Japanese Yen  164,583,000      4/9/2001    $    1,307,910   $    124,679
Sell  Japanese Yen  336,214,000     5/29/2001         2,686,488        237,112
Sell  Japanese Yen  221,402,000     6/29/2001         1,775,545         61,511
                                                 --------------   ------------
                                                 $    5,769,943   $    423,302
                                                 --------------   ------------

*Non-income producing security.

+ - Security is designated as collateral for forward foreign currency contracts.

ADR - American Depositary Receipt.

FHLMC - Federal Home Loan Mortgage Corp.

PLC - Public Limited Company.

See notes to financial statements.

           International Portfolio                                            17

           March 31, 2001 International Equity Semi-Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                         March 31, 2001 (Unaudited)
                                                         --------------------------
Assets
Investments, at cost                                           $        259,399,719
                                                               --------------------
Investments, at value                                          $        259,926,171(1)
Cash                                                                            176
Foreign cash (cost $725,948)                                                721,183
Receivables
   Investment securities sold                                               665,862
   Contributions                                                          1,630,894
   Dividends                                                              1,112,008
   Interest                                                                     992
Net unrealized appreciation on forward currency contracts                   423,302
Investment held as collateral for securities loaned                      38,419,633
                                                               --------------------
   Total Assets                                                         302,900,221
                                                               --------------------
Liabilities
Payables
   Investment securities purchased                                        2,634,191
   Withdrawals                                                              425,025
   Interest                                                                     237
Collateral on securities loaned                                          38,419,633
Accrued investment advisory fees                                            197,803
Accrued custodian and accounting fees                                        12,937
Accrued audit fees                                                           19,977
                                                               --------------------
   Total Liabilities                                                     41,709,803
                                                               --------------------
Net Assets                                                     $        261,190,418
                                                               --------------------

(1) Includes securities on loan with a value totaling $36,534,112.

See notes to financial statements.

18

March 31, 2001 International Equity Semi-Annual Report

BERGER
INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                                   Six Months Ended
                                                                                         March 31, 2001 (Unaudited)
                                                                                         --------------------------
Investment Income
   Dividends                                                                                   $          4,667,377
   Interest                                                                                                 270,137
   Securities lending income                                                                                 54,850
                                                                                               --------------------
   Total Income                                                                                           4,992,364
                                                                                               --------------------
Expenses
   Investment advisory fees                                                                               1,302,590
   Accounting fees                                                                                           31,833
   Custodian fees                                                                                            61,599
   Registration fees                                                                                          3,202
   Audit fees                                                                                                18,552
   Legal fees                                                                                                 1,657
   Trustees' fees and expenses                                                                                9,165
   Shareholder reporting fees                                                                                 3,583
   Interest expense                                                                                           7,746
                                                                                               --------------------
   Gross Expenses                                                                                         1,439,927
   Less earnings credits                                                                                     (7,098)
                                                                                               --------------------
   Net Expenses                                                                                           1,432,829
                                                                                               --------------------
   Net Investment Income                                                                                  3,559,535
                                                                                               --------------------
Net Realized and Unrealized Loss on Securities and
   Foreign Currency Transactions
Net realized loss on securities and foreign currency transactions                                        (2,859,973)
Net change in unrealized appreciation on securities and foreign currency transactions                   (47,744,530)
                                                                                               --------------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions                        (50,604,503)
                                                                                               --------------------
Net Decrease in Net Assets Resulting from Operations                                           $        (47,044,968)
                                                                                               --------------------
Foreign Taxes Withheld                                                                         $            237,363
                                                                                               --------------------

See notes to financial statements.

           International Portfolio                                            19

           March 31, 2001 International Equity Semi-Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                Six Months Ended                Year Ended
                                                                  March 31, 2001             September 30,
                                                                     (Unaudited)                      2000
                                                                ----------------           ---------------
From Operations
Net investment income                                            $     3,559,535           $     2,343,979
Net realized gain (loss) on securities and
   foreign currency transactions                                      (2,859,973)               27,968,844
Net change in unrealized appreciation on securities and
   foreign currency transactions                                     (47,744,530)                 (844,495)
                                                                 ---------------           ---------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                         (47,044,968)               29,468,328
                                                                 ---------------           ---------------
From Transactions in Investors' Beneficial Interest
Contributions                                                        427,152,024               450,398,066
Withdrawals                                                         (430,684,596)             (433,309,806)
                                                                 ---------------           ---------------

Net Increase (Decrease) in Net Assets Derived
   from Investors' Beneficial Interest Transactions                   (3,532,572)               17,088,260
                                                                 ---------------           ---------------
Net Increase (Decrease) in Net Assets                                (50,577,540)               46,556,588
Net Assets
Beginning of period                                                  311,767,958               265,211,370
                                                                 ---------------           ---------------
End of period                                                    $   261,190,418           $   311,767,958
                                                                 ---------------           ---------------

                                                                                                                     Period from
                                Six Months Ended                                                             October 11, 1996(1)
                                  March 31, 2001                          Years Ended September 30,             to September 30,
                                     (Unaudited)                  2000               1999               1998                1997
                                ----------------         -------------      -------------      -------------   -----------------
Ratios/Supplementary Data
Net assets, end of period
   (in thousands)                  $     261,190         $     311,768      $     265,211      $     177,596       $     122,217
Net expense ratio to
   average net assets(3)                    0.95%(2)              0.97%              1.00%              1.00%               0.89%(2)
Ratio of net investment income
   to average net assets                    2.34%(2)              0.73%              0.75%              3.45%               1.63%(2)
Gross expense ratio to
   average net assets                       0.95%(2)              0.97%              1.01%              1.04%               1.10%(2)
Portfolio turnover rate(4)                    20%                   31%                16%                17%                 17%

(1) Commencement of investment operations.

(2) Annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Not annualized.

See notes to financial statements.

20

March 31, 2001 International Equity Semi-Annual Report

NOTES TO FINANCIAL
STATEMENTS
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Organization

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is a series of the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI. This agreement was approved by shareholders on May 5, 2000. The dissolution of BBOI had no effect on the investment advisory services provided to the Portfolio. Upon approval of the new management agreement, Berger became the Portfolio's advisor and BIAM continues to be responsible for the day-to-day management of the Portfolio's investments as sub-advisor. In connection with the dissolution, the Portfolio was renamed Berger International Portfolio from Berger/BIAM International Portfolio. Additionally, the Trust was renamed Berger Worldwide Portfolios Trust from Berger/BIAM Worldwide Portfolios Trust.


Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

           International Portfolio                                            21

           March 31, 2001 International Equity Semi-Annual Report
--------------------------------------------------------------------------------

Federal Income Taxes

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.


Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolio to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolio will be required to adjust the cost of any fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The effective date for the Portfolio will be October 1, 2001. The Portfolio expects that the impact of the adoption of this principle will not be material to the financial statements.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  Agreements

Berger serves as investment advisor to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                                       Annual Rate
------------------------                                       -----------
First $500 million                                                    .85%
Next $500 million                                                     .80%
Over $1 billion                                                       .75%

Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"), which also serves as the Portfolio's custodian. The custody, recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian. Effective April 1, 2001, the base fee charged to the Portfolio and the Funds has been eliminated and the relationship fee has been reduced.

22

March 31, 2001 International Equity Semi-Annual Report

NOTES TO FINANCIAL
STATEMENTS
March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among all of the funds in the Berger Funds complex, which includes an annual fee component and a per meeting component. The Portfolio's portion of the trustees' fees and expenses for the period ended March 31, 2001, totaled $9,165.

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3.  Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) during the period ended March 31, 2001 were as follows:

                      Purchases                      Sales
                      ---------                      -----
                    $64,738,177                $59,691,101

There were no purchases or sales of long-term U.S. government securities during the period ended March 31, 2001.


Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities At March 31, 2001, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

Gross Unrealized        Gross Unrealized              Net
Federal Tax Cost            Appreciation     Depreciation         Appreciation
----------------        ----------------     ------------         ------------
$    261,136,171        $     34,109,358    $(35,319,358)         $(1,210,000)


Forward Currency Contracts

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.


Securities Lending

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

           International Portfolio                                            23

           March 31, 2001 International Equity Semi-Annual Report
--------------------------------------------------------------------------------


Repurchase Agreements

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


Concentration of Risk

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities.

4.  Line of Credit

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with certain banks that allows these funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At March 31, 2001, the Portfolio had no borrowings outstanding on the line of credit.

5.  Other Matters

Effective March 1, 2001, the independent trustees appointed Albert C. Yates trustee of the Trust. Also effective March 1, 2001, Louis R. Bindner retired as trustee of the Trust.

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

                                                                          IEFSAR